                                  MAY 1, 1997

                                   PROSPECTUS
                                      FOR
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
                (Minimum Initial Specified Face Amount $100,000)
                                   Issued by
                      METROPOLITAN LIFE INSURANCE COMPANY

    The individual flexible premium variable life insurance policies ("Policies") offered by this Prospectus are issued by Metropolitan Life Insurance Company ("Metropolitan Life") and are designed to provide lifetime insurance coverage on the insureds named in the Policies, as well as maximum flexibility in connection with premium payments and death benefits. This flexibility allows an owner of a Policy to provide for changing insurance needs within the confines of a single insurance policy.

    The Policies are sold to employers, employer sponsored plans, or other organizations or individuals associated with such employers or other organizations and involve employer or organization ownership or sponsorship. The Policies may be used for financing non-qualified deferred compensation plans, other post-employment benefits, certain employer sponsored payroll deduction programs or for other purposes.

    Each Policy provides for a death benefit payable at the insured's death as long as the Policy is still in effect. The Policy owner may choose either Death Benefit Option A (the death benefit is fixed in amount), Death Benefit Option B (the death benefit includes the Policy's cash value in addition to a fixed insurance amount) or Death Benefit Option C (the death benefit includes the amount of Policy premiums paid that exceeds withdrawals made, in addition to a fixed insurance amount). If greater than the death benefit otherwise payable under Option A, B or C, a minimum death benefit equivalent to a percentage of the cash value will be paid.

    The premiums paid, less premium expense charges, will be allocated at the owner's discretion among one or more investment divisions of Metropolitan Life Separate Account UL ("Separate Account") and/or a fixed interest account ("Fixed Account") within the General Account of Metropolitan Life. The assets in each investment division are invested in shares of a corresponding portfolio of the Metropolitan Series Fund, Inc. ("Fund"). The accompanying prospectus for the Fund describes the investment objectives and certain attendant risks of the eleven currently available portfolios of the Fund: State Street Research Growth Portfolio, State Street Research Income Portfolio, MetLife Money Market Portfolio, State Street Research Diversified Portfolio, GFM International Stock Portfolio, State Street Research Aggressive Growth Portfolio, MetLife Stock Index Portfolio, Loomis Sayles High Yield Bond Portfolio, T. Rowe Price Small Cap Growth Portfolio, Janus Mid Cap Portfolio, and Scudder Global Equity Portfolio.

    The Policy's cash value will vary with the investment experience of the Separate Account investment divisions to which amounts are allocated and the fixed rates of interest earned by allocations to the General Account. The cash value will also be adjusted for other factors, including the amount of charges imposed and the premium payments made.

    The Policy owner may withdraw or borrow a portion of the Policy's cash surrender value, or the Policy may be fully surrendered, at any time, subject to certain limitations.

    The Policy owner has the flexibility to vary the frequency and amount of premium payments, subject to certain restrictions and conditions.

    Metropolitan Life is the investment manager of the Fund and the distributor of its shares. Metropolitan Life also distributes and administers the Policies. State Street Research & Management Company ("State Street Research") is the sub-investment manager with respect to the State Street Research Growth, State Street Research Income, State Street Research Diversified and State Street Research Aggressive Growth Portfolios of the Fund. State Street Research is a wholly-owned subsidiary of Metropolitan Life. GFM International Investors Limited ("GFM") is the sub-investment manager with respect to the GFM International Stock Portfolio of the Fund. GFM is a subsidiary of Metropolitan Life. Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the sub-investment manager with respect to the Loomis Sayles High Yield Bond Portfolio. The general partner of Loomis Sayles is indirectly owned by Metropolitan Life. Janus Capital Corporation ("Janus") is the sub-investment manager for the Janus Mid Cap Portfolio. T. Rowe Price Associates, Inc. ("T. Rowe Price") is the sub-investment manager for the T. Rowe Price Small Cap Growth Portfolio. Scudder, Stevens & Clark, Inc. ("Scudder") is the sub-investment manager for the Scudder Global Equity Portfolio.

    As in the case of other life insurance policies, it may not be advantageous to purchase flexible premium variable life insurance as a replacement for an existing life insurance policy or in addition to an existing flexible premium variable life insurance policy.

             THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED
             BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
           SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE
       SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
     PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS NOT VALID UNLESS ATTACHED TO THE CURRENT PROSPECTUS FOR THE METROPOLITAN SERIES FUND, INC., WHICH CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND.

       THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

1 Madison Avenue, New York, New York 10010              Telephone (908) 602-6400

                               TABLE OF CONTENTS

                                                             PAGE
                                                             -----
DEFINITIONS.............................................           3
SUMMARY.................................................           5
  Who is the Issuer of the Policies?....................           5
  What are Separate Account UL, the Fixed Account and
    the Metropolitan Series Fund?.......................           5
  What Death Benefits are Available under the Policy?...           6
  What is the Policy's Cash Value?......................           7
  What Flexibility Does a Policy Owner have to Adjust
    the Amount of the Death Benefit?....................           7
  What Flexibility Does a Policy Owner have in
    Connection with Premium Payments?...................           7
  How Long Will the Policy Remain in Force?.............           7
  How are Net Premiums Allocated?.......................           7
  May the Policy be Surrendered or the Cash Value
    Partially Withdrawn?................................           8
  Is There a "Free Look" Period?........................           8
  What is the Loan Privilege?...........................           8
  What Charges are Assessed in Connection with the
    Policy?.............................................           8
  What is the Tax Treatment of Cash Value?..............           9
  Is the Beneficiary Subject to Federal Income Tax on
    the Death Benefit?..................................          10
  Is the Death Benefit or the Cash Value Subject to
    Federal Estate Tax?.................................          10
  When are Premium Payments, Policy Owner Requests and
    Other Communications Deemed to be Received?.........          10
SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND...........          10
  The Separate Account..................................          10
  Metropolitan Series Fund..............................          11
POLICY BENEFITS.........................................          12
  Death Benefits........................................          12
  Death Benefit Options.................................          12
  Cash Value............................................          17
  Benefit at Final Date.................................          18
  Optional Income Plans.................................          18
  Optional Insurance Benefits...........................          19
PAYMENT AND ALLOCATION OF PREMIUMS......................          19
  Issuance of a Policy..................................          19
  Premiums..............................................          19

                                                             PAGE
                                                             -----
  Allocation of Premiums and Cash Value.................          20
  Policy Termination and Reinstatement..................          21
CHARGES AND DEDUCTIONS..................................          22
  Premium Expense Charges...............................          22
  Transfer Charge.......................................          22
  Monthly Deduction From Cash Value.....................          23
  Variations in Charges.................................          24
  Charges Against the Separate Account..................          25
  Guarantee of Certain Charges..........................          25
  Other Charges.........................................          25
ILLUSTRATIONS OF DEATH BENEFITS AND CASH VALUES AND
  ACCUMULATED PREMIUMS..................................          25
POLICY RIGHTS...........................................          39
  Loan Privileges.......................................          39
  Surrender and Withdrawal Privileges...................          40
  Exchange Privilege....................................          41
THE FIXED ACCOUNT.......................................          41
  General Description...................................          41
  Fixed Account Benefits................................          42
  Fixed Account Cash Value..............................          42
  Transfers, Withdrawals, Surrenders and Policy Loans...          42
RIGHTS RESERVED BY METROPOLITAN LIFE....................          42
OTHER POLICY PROVISIONS.................................          43
SALES AND ADMINISTRATION OF THE POLICIES................          44
DISTRIBUTION OF THE POLICIES............................          44
FEDERAL TAX MATTERS.....................................          44
  Taxation of the Policy................................          44
  Taxation of Metropolitan Life.........................          46
MANAGEMENT..............................................          47
VOTING RIGHTS...........................................          50
  Right to Instruct Voting of Fund Shares...............          50
  Disregard of Voting Instructions......................          50
REPORTS.................................................          50
STATE REGULATION........................................          51
REGISTRATION STATEMENT..................................          51
LEGAL MATTERS...........................................          51
EXPERTS.................................................          51
FINANCIAL STATEMENTS....................................          51
APPENDIX TO PROSPECTUS..................................          92


    THE POLICY IS NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. METROPOLITAN LIFE DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS OR ANY ATTACHED PROSPECTUS OR ANY SUPPLEMENT THERETO OR IN ANY SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY METROPOLITAN LIFE.

                                  DEFINITIONS

    AGE--The age in full years of the insured at issue of the Policy, plus the number of full Policy years completed since issue. A full Policy year is completed upon the commencement of the next succeeding Policy year.

    BENEFICIARY--The beneficiary is the entity or entities and/or person or persons designated by the owner of the Policy to receive the insurance proceeds upon the death of the insured.

    CASH SURRENDER VALUE--The cash value less any indebtedness.

    CASH VALUE--The sum of the Policy cash values in the Fixed Account, the investment divisions of the Separate Account and the Policy Loan Account.

    DATE OF POLICY--The date set forth in the Policy that is used to determine Policy years and Policy months from issue. Policy anniversaries are measured from the Date of Policy.

    DELIVERY RECEIPT--The document signed by the Policy owner and sent to Metropolitan Life at its Designated Office which acknowledges receipt by the Policy owner of the Policy.

    DESIGNATED OFFICE--The home office of Metropolitan Life at 1 Madison Avenue, New York, New York 10010, to which all Policy owner communications are to be sent. Metropolitan Life may, by written notice, name other locations within the United States to serve as designated offices, in place of or in addition to the home office.

    FINAL DATE--The Policy anniversary on which the insured is age 95. In states where permitted, the Policy owner may elect to continue the Policy after the Final Date.

    FIXED ACCOUNT--An account which is part of the General Account and to which Metropolitan Life will allocate net premiums as directed by the owner of a Policy and credit certain fixed rates of interest.

    GENERAL ACCOUNT--The assets of Metropolitan Life other than those allocated to the Separate Account or any other legally segregated separate account.

    GROUP--An employer, employer sponsored plan or other organization.

    GUIDELINE ANNUAL PREMIUM--The level annual amount of premium that would be payable through the Final Date of a Policy for the specified face amount of the Policy if premiums were fixed by Metropolitan Life as to both timing and amount and were based on 1980 Commissioners Standard Ordinary Mortality Tables, net investment earnings at an annual effective rate of 5%, and fees and charges as set forth in the Policy and any Policy riders.

    INDEBTEDNESS--The total of any unpaid Policy loan and loan interest.

    INSURED--The person upon whose life the Policy is issued.

    INVESTMENT START DATE--The date the first premium is applied to the Fixed Account and/or the Separate Account. It is the later of (1) the Date of Policy and (2) the date the first premium for a Policy is received at the Designated Office.

    INVESTMENT DIVISION--A subdivision of the Separate Account. The assets in each investment division are invested exclusively in the shares of a specified portfolio.

    LARGE GROUP--A group that has a large number of individuals associated with it as determined by Metropolitan Life pursuant to administrative standards that Metropolitan Life will apply uniformly. However, Metropolitan Life reserves the right to change the standards for Policies issued subsequent to the change.

    LOAN VALUE--The maximum amount that may be borrowed under the Policy. The loan value equals the Policy's cash surrender value less two monthly deductions, or, if greater, 75% (90% in Virginia and Maryland) of the cash surrender value (or, in Texas, the Policy's cash surrender value less two monthly deductions or 100% of the cash surrender value in the Fixed Account and 75% of the cash surrender value in the Separate Account, if greater).

    MINIMUM INITIAL SPECIFIED FACE AMOUNT--The minimum specified face amount of insurance for which a Policy may be issued. Currently, the amount is $100,000.

    MONTHLY ANNIVERSARY--The same date in each month as the Date of Policy. For purposes of the Separate Account, whenever the monthly anniversary date falls on a date other than a Valuation Date, the next Valuation Date will be deemed to be the monthly anniversary.

    MONTHLY DEDUCTION--Charges deducted monthly from the cash value of a Policy and which include the monthly cost of term insurance, the monthly cost of any benefits provided by riders (excluding the interim term insurance benefit rider), and the monthly mortality and expense risk charge and any underwriting expense charge.

    PLANNED PERIODIC PREMIUM--The Policy owner's self-determined level-amount premium planned to be paid at fixed intervals over a specified period of time. The Policy owner is not required to follow this schedule after the first premium payment.

    POLICY--The flexible premium variable life insurance policy offered by Metropolitan Life and described in this Prospectus.

    POLICY LOAN ACCOUNT--An account within the General Account to which cash value from the Separate Account and/or the Fixed Account in an amount equal to a Policy loan requested by a Policy owner is transferred.

    POLICY MONTH--The month beginning on a monthly anniversary.

    POLICY OWNER ("OWNER")--An employer, employer sponsored plan or other organization or an individual associated with such employer or organization, so designated in the application or as subsequently changed. The Policy owner may designate another person or entity to exercise rights under the Policy with the approval of Metropolitan Life.

    PORTFOLIO--A portfolio represents a different class (or series) of stock of Metropolitan Series Fund, Inc., a mutual fund in which the Separate Account assets are invested.

    SEPARATE ACCOUNT--Metropolitan Life Separate Account UL, a separate investment account of Metropolitan Life through which premiums paid under the Policy are invested to the extent allocated to the Separate Account by the Policy owner.

    SPECIFIED FACE AMOUNT--Amount of insurance specified on the face of the Policy.

    TARGET PREMIUM--Currently, for Policies issued prior to May 1, 1996 or issued to or in connection with large groups, fifty percent of the estimated annual amount which satisfies the 7-Pay test based on the initial specified face amount of insurance, as established as of the Date of Policy. For Policies issued on or after May 1, 1996, in connection with other than large groups, 100% of the estimated annual amount that satisfies the 7-Pay test based on the issue age of the insured and the specified face amount of insurance and standard underwriting class, as established as of the Date of Policy. For such Policies issued in connection with other than large groups, the target premium amount is increased and decreased proportionately for increases and decreases in the specified face amount.

    VALUATION DATE--Each day on which the New York Stock Exchange is open for trading or, on days other than when the New York Stock Exchange is open, on which it is determined that there is a sufficient degree of trading in the Fund's portfolio securities that the current net asset value of its redeemable securities might be materially affected. Valuations for any date other than a Valuation Date will be determined as of the next Valuation Date.

    VALUATION PERIOD--The period between two successive Valuation Dates, commencing at 4:00 p.m., New York City time, on each Valuation Date and ending at 4:00 p.m., New York City time, on the next succeeding Valuation Date.

    This Prospectus describes only those aspects of the Policy that relate to the Separate Account since only interests in the Separate Account are being offered by this Prospectus. Aspects of the Fixed Account are briefly summarized in order to give a better understanding of how the Policy functions (see "The Fixed Account").

                                    SUMMARY

    Unless the context indicates otherwise, this summary and the discussion in the rest of this Prospectus assume that cash surrender values are sufficient to pay all charges deducted on monthly anniversaries, that no Policy loans have been made and that no riders are in effect (see "Loan Privileges--Effect of a Policy Loan," "Payment and Allocation of Premiums--Policy Termination and Reinstatement" and "Appendix to Prospectus").

WHO IS THE ISSUER OF THE POLICIES?

    Metropolitan Life, the issuer of the Policies, is a mutual life insurance company. It was incorporated under the laws of the State of New York in 1866 and since 1868 it has been engaged in the life insurance business under the name Metropolitan Life Insurance Company. Its Home Office is located at 1 Madison Avenue, New York, New York 10010. It is authorized to transact business in all states of the United States, the District of Columbia, Puerto Rico and all Provinces of Canada. Metropolitan Life, serving millions of people, is one of the largest financial services companies in the world with many of the largest United States corporations for its clients. On December 31, 1996, Metropolitan Life had total life insurance in force of approximately $1.6 trillion and total assets under management of approximately $298 billion.

WHAT ARE SEPARATE ACCOUNT UL, THE FIXED ACCOUNT AND THE METROPOLITAN SERIES
  FUND?

    The owner of a Policy may allocate the net premiums paid under the Policy to one or more of the investment divisions of the Separate Account, a separate investment account of Metropolitan Life (see "The Separate Account" and/or to a Fixed Account established by Metropolitan Life.) There are currently eleven investment divisions in the Separate Account. The assets in each division are invested in a separate class (or series) of stock of the Fund, a "series" type of mutual fund (see "Metropolitan Series Fund"). Each class of stock represents a separate portfolio within the Fund. The eleven portfolios of the Fund are the State Street Research Growth Portfolio, the State Street Research Income Portfolio, the MetLife Money Market Portfolio, the State Street Research Diversified Portfolio, the State Street Research Aggressive Growth Portfolio, the GFM International Stock Portfolio, the MetLife Stock Index Portfolio, the Loomis Sayles High Yield Bond Portfolio, the T. Rowe Price Small Cap Growth Portfolio, the Janus Mid Cap Portfolio, and the Scudder Global Equity Portfolio. Some of the divisions may not be available in all states. Consult a sales representative registered with Metropolitan Life for more information. Net premiums allocated to the Fixed Account are held in the General Account of Metropolitan Life.

    Each Portfolio of the Fund has a different investment objective and is managed by Metropolitan Life. Metropolitan Life receives a fee from the Fund for providing investment management services to each Portfolio of the Fund. The following chart shows the fee and other Fund expenses for each Portfolio.

                    METROPOLITAN SERIES FUND ANNUAL EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                                                                 OTHER EXPENSES
                                                                                                                  AFTER EXPENSE
                                                                                           MANAGEMENT FEES      REIMBURSEMENT (A)
                                                                                          -----------------  -----------------------
State Street Research Aggressive Growth Portfolio (d)...................................            .71%                  .04%
State Street Research Diversified Portfolio (d).........................................            .46%                  .04%
GFM International Stock Portfolio (d)...................................................            .75%                  .22%
State Street Research Growth Portfolio (d)..............................................            .51%                  .04%
State Street Research Income Portfolio (d)..............................................            .33%                  .07%
Janus Mid Cap Portfolio(b)..............................................................            .75%                  .20%
Loomis Sayles High Yield Bond Portfolio(b)..............................................            .70%                  .20%
MetLife Stock Index Portfolio...........................................................            .25%                  .05%
MetLife Money Market Portfolio..........................................................            .25%                  .18%
T. Rowe Price Small Cap Growth Portfolio(b).............................................            .55%                  .20%
Scudder Global Equity Portfolio(b)(c)...................................................            .62%                  .20%


                                                                                             TOTAL
                                                                                             -----
State Street Research Aggressive Growth Portfolio (d)...................................         .75%
State Street Research Diversified Portfolio (d).........................................         .50%
GFM International Stock Portfolio (d)...................................................         .97%
State Street Research Growth Portfolio (d)..............................................         .55%
State Street Research Income Portfolio (d)..............................................         .40%
Janus Mid Cap Portfolio(b)..............................................................         .95%
Loomis Sayles High Yield Bond Portfolio(b)..............................................         .90%
MetLife Stock Index Portfolio...........................................................         .30%
MetLife Money Market Portfolio..........................................................         .43%
T. Rowe Price Small Cap Growth Portfolio(b).............................................         .75%
Scudder Global Equity Portfolio(b)(c)...................................................         .82%

------------

(a) Prior to May 16, 1993, Metropolitan Life paid all expenses of the then existing Portfolios of the Fund other than management fees, brokerage commissions, taxes, interest and any extraordinary or non-recurring expenses.

(b) The Portfolios commenced operations on March 3, 1997. Management fees and other expenses for these Portfolios are estimated amounts for the year ending December 31, 1997. Metropolitan Life has agreed to subsidize all expenses (other than management fees, brokerage commissions, taxes, interest and any extraordinary or non-recurring expenses) in excess of .20% of the net assets for each of the Loomis Sayles High Yield Bond, T. Rowe Price Small Cap Growth, Janus Mid Cap and Scudder Global Equity Portfolios until a Portfolio's total net assets are at least $100 million, or March 2, 1999, whichever is earlier. The marginal fee rate for the T. Rowe Price Small Cap Growth Portfolio, Janus Mid Cap Portfolio and Scudder Global Equity Portfolio will decrease when the dollar amount in each such Portfolio reaches certain threshold amounts.

(c) Metropolitan Life has agreed to waive a portion of its investment management fee for the Scudder Global Equity Portfolio during the first year of the Portfolio's operations. The waiver of investment management fees during the first six months of the Portfolio's operations will be equal to .35% of the average daily value of the aggregate net assets of the Portfolio up to $50 million, .175% of such assets on the next $50 million, .15% of such assets on the next $400 million and .1375% of such assets on amounts in excess of $500 million. During the second six months of the Portfolio's operations such waiver of the investment management fee will be equal to .175% of assets up to $50 million, .0875% of assets on the next $50 million, .075% of assets on the next $400 million and .06875% of such assets in excess of $500 million. Absent Metropolitan Life's waiver of its investment management fee, Metropolitan Life estimates that the management fee and other expenses for the Scudder Global Equity Portfolio would be .84% and .20%, respectively, for a total of 1.04%.

(d) Reflects 1996 fees and expenses restated for proposed management fee revisions expected to take effect August 1, 1997.

    For a full description of the Fund, see the prospectus for the Fund, which is attached at the end of this Prospectus, and the Fund's Statement of Additional Information referred to therein.

WHAT DEATH BENEFITS ARE AVAILABLE UNDER THE POLICY?

    The Policy provides for the payment of a benefit upon the death of the insured. The Policy contains three death benefit options. The Policy owner must select one of the options to be in effect at issue. The Policy owner can change options while the insured is living. Under Death Benefit Option A, the death benefit is the specified face amount of the Policy. Under Death Benefit Option B, the death benefit is the specified face amount of the Policy plus the cash value on the date of death. Under Death Benefit Option C, the death benefit is the specified face amount of the Policy plus the amount of premiums paid that exceeds withdrawals made (see "May the Policy be Surrendered or the Cash Value Partially Withdrawn?"). If greater than the death benefit otherwise payable under Option A, Option B or Option C, a minimum death benefit equivalent to a percentage, determined by age at death, of the cash value will be paid. The insurance proceeds payable will be reduced by any outstanding indebtedness and any due and unpaid charges accrued during the grace period (see "Policy Benefits--Death Benefits").

    In addition, a Policy owner has the flexibility to add optional insurance benefits by rider. These include an accidental death benefit rider, a disability waiver benefit rider, an accelerated death benefit rider and an interim term insurance benefit rider (see "Policy Benefits--Optional Insurance Benefits"). The cost of the first two optional insurance benefits will be deducted from the cash value as part of the monthly deduction (see "Charges and Deductions--Monthly Deduction From Cash Value"). There is no charge for the accelerated death benefit rider. The cost of the interim term insurance benefit rider is paid for separately from any costs deducted from the Policy since it provides insurance for a period prior to the Date of Policy. In many states, the Policy owner has the flexibility to include a yearly renewable term rider when the Policy is issued, the cost of which will be deducted from the cash value as part of the monthly deduction. This may be more economical for certain Policies. The yearly renewable term rider is generally not available with Policies issued to or in connection with large groups.

    Proceeds under the Policy may be received in cash or under one of the optional income plans set forth in the Policy (see "Policy Benefits--Optional Income Plans").

WHAT IS THE POLICY'S CASH VALUE?

    The Policy's cash value in the Separate Account will reflect the amount and frequency of premium payments allocated to the Separate Account, transfers from the Fixed Account, loan repayments, the investment experience of the relevant investment divisions of the Separate Account, any partial withdrawals, any Policy indebtedness and any charges imposed in connection with the Policy (see "Policy Benefits--Cash Value"). There is no minimum guaranteed cash value with respect to amounts allocated to the Separate Account. The Policy's total cash value will also reflect any amounts allocated to the Fixed Account (see "The Fixed Account") and the Policy Loan Account (see "Loan Privileges--Effect of a Policy Loan").

WHAT FLEXIBILITY DOES A POLICY OWNER HAVE TO ADJUST THE AMOUNT OF THE DEATH
  BENEFIT?

    Subject to certain limitations, the Policy owner may change the death benefit option or increase or decrease the specified face amount (see "Policy Benefits--Change in Death Benefit Option"). Any increases in the death benefit may require additional evidence of insurability satisfactory to Metropolitan Life (see "Policy Benefits--Change in Specified Face Amount"), and result in additional charges (see "Policy Benefits--Increases", and "Effect of Changes in Specified Face Amount on Charges"). An increase or decrease in the death benefit may have tax consequences (see "Federal Tax Matters").

WHAT FLEXIBILITY DOES A POLICY OWNER HAVE IN CONNECTION WITH PREMIUM PAYMENTS?

    A Policy owner has considerable flexibility concerning the amount and frequency of premium payments. The first premium must equal the planned periodic premium (see "Premiums--Premium Limitations"). After the first premium payment, a Policy owner may, subject to certain restrictions, make premium payments in any amount and at any frequency. However, the Policy owner may be required to make an unscheduled premium payment in order to keep the Policy in force (see "Payment and Allocation of Premiums").

HOW LONG WILL THE POLICY REMAIN IN FORCE?

    The Policy will terminate only when its cash surrender value is insufficient to pay the monthly deduction (see "Charges and Deductions--Monthly Deduction from Cash Value"), and the grace period expires without a sufficient payment being made (see "Policy Termination and Reinstatement--Termination"). Therefore, the failure to pay a planned periodic premium will not automatically cause the Policy to terminate. Nevertheless, under the circumstances described above, the Policy can terminate, even if planned periodic premiums have been paid. Thus, the payment of planned periodic premiums does not guarantee that the Policy will remain in force until its final date.

HOW ARE NET PREMIUMS ALLOCATED?

    The portion of the premium available for allocation ("net premium") equals the premium paid less premium expense charges (see "Charges and Deductions--Premium Expense Charges"). The Policy owner designates in the application (in the case where the Owner is an individual) or in the delivery receipt (in the case where the Owner is other than an individual), what portions, if any, of net premiums are to be allocated to the investment divisions of the Separate Account. The Policy owner designates in the application what portion, if any, of net premiums are to be allocated to the Fixed Account. Allocations with respect to the Fixed Account are effective as of the Investment Start Date. Allocations with respect to the investment divisions of the Separate Account are effective as of the end of the free-look period; prior to the end of the free-look period, net premium payments allocated to the investment divisions of the Separate Account will be invested in the Money Market Portfolio as of the Investment Start Date (see "Is there a 'Free Look' Period?").

    A Policy owner may change allocations of future net premiums at any time after the end of the free-look period without charge by notifying Metropolitan Life in writing, subject to certain limitations (see "Payment and Allocation of Premiums--Allocation of Premiums and Cash Value"). The change will be effective as of the Date of Receipt at the

Designated Office of the written notification. Because investment performance of a Separate Account investment division (unlike that of the Fixed Account) is not guaranteed by Metropolitan Life, allocation of net premiums to the Separate Account investment divisions increases the amount of investment risk to the Policy owner, and allocation to the Fixed Account decreases such risk. On the other hand, the potential benefit of the Fixed Account is limited to the return guaranteed by Metropolitan Life plus any discretionary return declared by Metropolitan Life from time to time.

    After the end of the free-look period (see "Is there a 'Free Look' Period?"), a Policy owner may transfer amounts among the investment divisions of the Separate Account or between the Separate Account and the Fixed Account up to six times a Policy year without charge (see "Charges and Deductions--Transfer Charge"). In the first 24 Policy months, a Policy owner may transfer the entire amount in the Separate Account to the Fixed Account without charge (see "Policy Rights--Exchange Privilege" and "The Fixed Account--Transfers, Withdrawals, Surrenders, and Policy Loans"). A Policy owner may also elect to participate in one of the systematic investment strategies (see "Allocation of Premiums and Cash Value--Systematic Investment Strategies").

MAY THE POLICY BE SURRENDERED OR THE CASH VALUE PARTIALLY WITHDRAWN?

    The Policy owner may surrender the Policy at any time and receive the cash surrender value of the Policy. Subject to certain limitations, the Policy owner also may make partial withdrawals from the cash surrender value at any time prior to the final date. The Policy owner must notify Metropolitan Life in writing requesting a surrender or partial withdrawal (see "Policy Rights--Surrender and Withdrawal Privileges"). No charge will be imposed on partial withdrawals or a surrender. If Death Benefit Option A is in effect, partial withdrawals will reduce the Policy's specified face amount by the amount of the partial withdrawal. If Death Benefit Option B is in effect, partial withdrawals will not reduce the Policy's specified face amount. If Death Benefit Option C is in effect, partial withdrawals will only reduce the Policy's specified face amount by the excess of cumulative withdrawals over cumulative premiums paid (see "Death Benefits"). Payment of surrenders and withdrawals may be delayed under certain circumstances (see "Other Policy Provisions--Payment and Deferment," and "The Fixed Account--Transfers, Withdrawals, Surrenders, and Policy Loans"). Surrenders and withdrawals may have certain tax consequences (see "Federal Tax Matters").

IS THERE A "FREE LOOK" PERIOD?

    The Policy provides for a free-look period. The Policy owner may return the Policy during the free-look period, which is the period ending on the later of 10 days after the Policy owner receives the Policy (except where state law requires a longer period for replacement policies or other reasons) or the date Metropolitan Life receives a signed delivery receipt. Metropolitan Life will send the Policy owner a complete refund of any premiums paid within 7 days. The refund of any premium paid by check, however, may be delayed until the check has cleared the Policy owner's bank. Net premium payments allocated to the Separate Account will be invested in the MetLife Money Market Portfolio during the free-look period. Net premium payments will not be allocated to the Separate Account investment divisions designated by the Policy owner until Metropolitan Life receives a signed delivery receipt (or, if later, 10 days after receipt of the Policy by the Policy owner). In addition, no cash value transfers or participation in systematic investment strategies will be permitted until after the end of the free-look period.

WHAT IS THE LOAN PRIVILEGE?

    A Policy owner may obtain a Policy loan at any time that the Policy has a loan value. The loan value equals the cash surrender value of the Policy less two monthly deductions, or if greater, 75% (90% for Policies issued in Virginia and Maryland) of the cash surrender value (or, for Policies issued in Texas, the Policy's cash surrender value less two monthly deductions or 100% of the cash surrender value in the Fixed Account and 75% of the cash surrender value in the Separate Account, if greater). Loan interest is charged daily at the rate Metropolitan Life sets from time to time. This rate will never be more than the maximum allowed by law and will not change more often than once a year on the anniversary of the date of the Policy. Loan interest is payable at the end of each Policy year. Loans and accrued interest may be repaid at any time prior to the Final Date (see "Loan Privileges").

WHAT CHARGES ARE ASSESSED IN CONNECTION WITH THE POLICY?

    PREMIUM EXPENSE CHARGES. Total premium expense charges of up to 13.5% in the first ten Policy years and up to 7.5% in Policy year eleven and later are deducted from all premium payments. These charges consist of an administrative charge of up to 1.05%, a charge of 1.2% to recover a portion of Metropolitan Life's federal income taxes that are based on premium payments, a state premium tax charge of 2.25% and a sales charge. For Policies issued prior to May 1, 1996 or to or in connection with large groups, the maximum sales charge is 1% of each premium. For Policies issued to or in connection with other groups on or after May 1, 1996, the maximum sales charge is 9% of premiums paid in each of the first ten Policy years and 3% of premiums paid in each Policy year thereafter until the total of such payments in each such Policy year equals the annual target premium for that year. For these Policies, the sales charge is reduced to 0% for payments made in excess of the annual target premium in any Policy year (See "Variations in Charges"). For all Policies, the administrative charge is reduced by 1% on the portion of any premiums paid in a Policy year which exceeds the annual target premium. (See "Charges and Deductions--Premium Expense Charges.")

    The administrative charge is used to compensate Metropolitan Life for expenses incurred in administering, issuing and underwriting of the Policy. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the insured's risk class, and establishing policy records. Metropolitan Life does not expect to derive a profit from this charge.

    TRANSFER CHARGES. At the present time, there is no charge assessed the first six times in a Policy year that amounts are transferred among the different investment divisions of the Separate Account and between the investment divisions and the Fixed Account. For each subsequent transfer in that Policy year, a charge of $25 is assessed (see "Charges and Deductions--Transfer Charge"). There is no charge for any transfer made pursuant to a systematic investment strategy. In addition, transfers made pursuant to any systematic investment strategy are not included in the six charge free transfers permitted each Policy year (see "Allocation of Premiums and Cash Value--Systematic Investment Strategies").

    MONTHLY DEDUCTION. Cash value will be reduced by a monthly deduction equal to the sum of (1) a monthly cost of term insurance charge, and (2) the cost of any optional insurance benefits added by rider (except for the interim term insurance benefit rider) (see "Charges and Deductions--Monthly Deduction from Cash Value"), and (3) a monthly charge currently equivalent to an effective annual rate of up to .60% (up to .30% after the ninth policy year) of the Policy cash value in the Separate Account. This charge is to compensate Metropolitan Life for its assumption of certain mortality and expense risks (see "Charges and Deductions--Charge for Mortality and Expense Risks") and is guaranteed not to exceed an effective annual rate of .90%.

    Any increases in specified face amount requested by a Policy owner may result in a one-time underwriting expense charge of up to $3.00 per thousand dollars of increase (see "Policy Benefits--Increases"). The monthly deduction will vary in amount from month to month.

    SEPARATE ACCOUNT TAXES. No charges are currently made against the Separate Account for federal or state income taxes with respect to earnings or capital gains which may be attributable to the Separate Account. Should Metropolitan Life determine that such taxes will be imposed, Metropolitan Life may make deductions from the Separate Account to pay these taxes (see "Federal Tax Matters"). The imposition of such taxes would result in a reduction of the cash value in the Separate Account.

    REDUCED CHARGES. Metropolitan Life may reduce the charges in certain situations. These situations would involve Internal Revenue Code section 1035 exchanges from another Metropolitan Life policy to this Policy and corporate sales where the premium amount, number of lives, location, or other factors result in savings in sales, administrative or other costs. These reductions in charges will not be unfairly discriminatory to any Policy owners.

WHAT IS THE TAX TREATMENT OF CASH VALUE?

    Cash value under a Policy is subject to the same federal income tax treatment as cash value under a conventional fixed benefit life insurance policy. Under existing tax law, if a Policy is not a modified endowment contract as discussed in the following paragraphs, a Policy owner generally will be taxed on cash value withdrawn from the Policy, the cash value received upon surrender of the Policy or the cash value distributed at the Final Date of a Policy only to the extent these amounts, when added to previous distributions, exceed the total premiums paid. Amounts received upon surrender, withdrawal or on the Final Date of a Policy in excess of premiums paid will be treated as ordinary income.

    Special rules govern pre-death withdrawals from life insurance contracts referred to as modified endowment contracts. In short, if your Policy fails the "7-pay test" described under "Federal Tax Matters--Taxation of the Policy" your Policy would be classified as a modified endowment contract.

    Pre-death withdrawals (including policy loans) from modified endowment contracts are treated differently than withdrawals from other life insurance contracts in the following ways:

        -- amounts withdrawn would be treated as income first and taxed accordingly;

        -- an additional 10% income tax penalty would generally be imposed on the taxable portion of amounts received before age 59 1/2.

    If a Policy is part of a collateral assignment equity split dollar arrangement with an employer, any increase in cash value may be taxable annually. An individual should consult with and rely on the advice of a tax advisor with respect to any type of split dollar arrangement involving a Policy.

    For more information, see "Federal Tax Matters."

IS THE BENEFICIARY SUBJECT TO FEDERAL INCOME TAX ON THE DEATH BENEFIT?

    Like death benefits payable under conventional fixed benefit life insurance policies, death benefit proceeds payable under the Policy under current law are generally completely excludable from the gross income of the beneficiary. As a result, the beneficiary generally will not be taxed on death benefit proceeds (see "Federal Tax Matters").

IS THE DEATH BENEFIT OR THE CASH VALUE SUBJECT TO FEDERAL ESTATE TAX?

    The death benefit under the Policy or the cash value may be subject to federal estate tax (see "Federal Tax Matters").

WHEN ARE PREMIUM PAYMENTS, POLICY OWNER REQUESTS AND OTHER COMMUNICATIONS DEEMED
  TO BE RECEIVED?

    Premium payments and other communications (such as transfer requests, loan requests, loan repayments, withdrawal requests, surrender requests, changes of beneficiary, changes of the specified face amount of insurance or death benefit option, or changes of premium allocation) should be sent to the Designated Office for the Policy. Metropolitan Life may name different Designated Offices for different transactions. Premium payments and communications will be deemed to be received at the Designated Office on the date they are actually received at such office ("Date of Receipt"), with two exceptions: (1) when they are received on any day that is not a Valuation Date and (2) when they are received by means other than U.S. mail after 4:00 p.m. New York City time. In these two cases, the Date of Receipt will be deemed to be the next Valuation Date. In the future Metropolitan Life may permit transfer and withdrawal or other requests to be made by telephone.

    To exercise rights under a Policy, the owner must follow the procedures stated in the Policy. To request a payment, change the allocation among the investment divisions, change the beneficiary, change the specified face amount of insurance or death benefit option, change an address or request any other action by Metropolitan Life, the owner should utilize the forms prepared by Metropolitan Life for each purpose. The forms are available from the Designated Offices.

                 SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND

THE SEPARATE ACCOUNT

    The Separate Account, which is a separate investment account of Metropolitan Life, was established by Metropolitan Life pursuant to the New York Insurance Law on December 13, 1988. The Separate Account also receives premium payments in connection with flexible premium multifunded life insurance policies and group variable universal life insurance policies issued by Metropolitan Life. The assets allocated to the Separate Account are the property of Metropolitan Life, and Metropolitan Life is not a trustee by reason of the Separate Account. Metropolitan Life may accumulate in the Separate Account charges, mortality gains and investment gains on those assets (which represent such charges) in the Separate Account and other amounts in excess of Metropolitan Life's liabilities and reserves with respect to the Separate Account.

    The Separate Account meets the definition of "separate account" under the federal securities laws. All income, gains and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains or losses of Metropolitan Life. Each Policy provides that such portion of the assets in the Separate Account as equals the liabilities (and reserves) of Metropolitan Life with respect to the Separate Account shall not be chargeable with liabilities arising out of any other business of Metropolitan Life. Metropolitan Life may from time to time transfer to its General Account any assets in the Separate Account in excess of such reserves and liabilities. The liabilities are Metropolitan Life's total commitments under the Policies; the reserves are the assets allocated to pay these commitments.

    Although the Separate Account is an integral part of Metropolitan Life, the Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Registration does not involve supervision of management or investment practices or policies of the Separate Account or of Metropolitan Life by the Commission.

    There currently are eleven investment divisions in the Separate Account. The assets in each investment division are invested in a separate class (or series) of stock issued by the Fund. Each class of stock represents a separate portfolio within the Fund. New investment divisions may be added as new portfolios are added to the Fund and made available to Policy owners. In addition, investment divisions may be eliminated from the Separate Account. The owner of a Policy may designate how the net premiums under the Policy are to be allocated among the then current investment divisions.

METROPOLITAN SERIES FUND

    The Fund is a "series" type of mutual fund which is registered with the Securities and Exchange Commission as a diversified open-end management investment company under the 1940 Act. The Fund has served as the investment medium for the Separate Account since the Separate Account commenced operations. A brief summary of the investment objectives of each Fund portfolio presently available to Policy owners is set forth below.

    STATE STREET RESEARCH GROWTH PORTFOLIO: The investment objective of this portfolio is to achieve long-term growth of capital and income, and moderate current income, by investing primarily in common stocks that are believed to be of good quality or to have good growth potential or which are considered to be undervalued based on historical investment standards.

    STATE STREET RESEARCH INCOME PORTFOLIO: The investment objective of this portfolio is to achieve the highest possible total return, by combining current income with capital gains, consistent with prudent investment risk and the preservation of capital, by investing primarily in fixed-income, high-quality debt securities.

    METLIFE MONEY MARKET PORTFOLIO: The investment objective of this portfolio is to achieve the highest possible current income consistent with the preservation of capital and maintenance of liquidity, by investing primarily in short-term money market instruments.

    STATE STREET RESEARCH DIVERSIFIED PORTFOLIO: The investment objective of this portfolio is to achieve a high total return while attempting to limit investment risk and preserve capital by investing in equity securities, fixed-income debt securities, or short-term money market instruments, or any combination thereof, at the discretion of State Street Research.

    STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO: The investment objective of this portfolio is to achieve maximum capital appreciation by investing primarily in common stocks (and equity and debt securities convertible into or carrying the right to acquire common stocks) of emerging growth companies, undervalued securities or special situations.

    GFM INTERNATIONAL STOCK PORTFOLIO: The investment objective of this portfolio is to achieve long-term growth of capital by investing primarily in common stocks and equity-related securities of non-United States companies.

    METLIFE STOCK INDEX PORTFOLIO: The investment objective of this portfolio is to equal the performance of the Standard & Poor's 500 Composite Stock Price Index (adjusted to assume reinvestment of dividends) by investing in the common stock of companies which are included in the index.

    LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO: The investment objective of this portfolio is to achieve high total investment return through a combination of current income and capital appreciation. The portfolio will normally invest at least 65% of its assets in fixed income securities of below investment grade quality.

    JANUS MID CAP PORTFOLIO: The investment objective of this non-diversified portfolio is to provide long-term growth of capital. It pursues this objective by investing primarily in securities issued by medium sized companies.

    T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO: The investment objective of this portfolio is to achieve long-term growth by investing in small capitalization companies.

    SCUDDER GLOBAL EQUITY PORTFOLIO: The investment objective of this portfolio is to achieve long-term growth of capital through a diversified portfolio of marketable securities, primarly equity securities, including common stocks, preferred stocks and debt securities convertible into common stocks. The portfolio invests on a worldwide basis in equity securities of companies which are incorporated in the U.S. or in foreign countries.

    The Loomis Sayles High Yield Bond, T. Rowe Price Small Cap Growth, Janus Mid Cap, and Scudder Global Equity investment divisions and portfolios may not be available in all states. Consult a sales representative registered with Metropolitan Life for additional information.

    Metropolitan Life acts as the investment manager for the Fund; State Street Research, a wholly-owned subsidiary of Metropolitan Life, provides sub-investment management services with respect to the State Street Research Growth,

State Street Research Income, State Street Research Diversified and State Street Research Aggressive Growth Portfolios; GFM, a subsidiary of Metropolitan Life, provides sub-investment management services with respect to the GFM International Stock Portfolio; Loomis Sayles is the sub-investment manager with respect to the Loomis Sayles High Yield Bond Portfolio. The general partner of Loomis Sayles is indirectly owned by Metropolitan Life. Janus is the sub-investment manager for the Janus Mid Cap Portfolio. T. Rowe Price is the sub-investment manager for the T. Rowe Price Small Cap Growth Portfolio. Scudder is the sub-investment manager for the Scudder Global Equity Portfolio. It is expected that State Street Research will become the sub-investment manager with respect to the MetLife Money Market Portfolio and the GFM International Stock Portfolio on August 1, 1997. GFM will become the sub-sub-investment manager and will continue to have day-to-day investment responsibility for the GFM International Stock Portfolio. In the event these changes take place, the names of the Portfolios will be changed to the State Street Research Money Market Portfolio and the State Street Research International Stock Portfolio, respectively.

    Metropolitan Life purchases and redeems Fund shares for the Separate Account at their net asset value without the imposition of any sales or redemption charges. Such shares represent an interest in one of the portfolios of the Fund which correspond to the investment divisions of the Separate Account. Any dividend or capital gain distributions received from the Fund are likewise reinvested in Fund shares at net asset value as of the dates paid. The distributions have the effect of reducing the value of each share of the Fund and increasing the number of Fund shares outstanding. However, the total cash value in the Separate Account does not change as a result of such distributions.

    On each Valuation Date, shares of each portfolio are purchased or redeemed by Metropolitan Life for the Separate Account, based on, among other things, the amounts of net premiums allocated to the Separate Account, dividends and distributions reinvested, transfers to and among investment divisions, Policy loans, loan repayments and benefit payments to be effected pursuant to the terms of the Policies as of that date. Such purchases and redemptions for the Separate Account are effected at the net asset value per share for each portfolio determined as of 4:00 p.m., New York City time, on that same Valuation Date.

    A full description of the Fund, its investment policies and restrictions, its charges and other aspects of its operation is contained in the prospectus for the Fund, which is attached at the end of this Prospectus, and in the Statement of Additional Information referred to therein. See "The Fund and its Purpose," in the prospectus for the Fund for a discussion of the different separate accounts for Metropolitan Life and its affiliates that invest in the Fund and the risks related thereto.

                                POLICY BENEFITS

    Unless otherwise stated, the discussion below assumes that no riders under the Policy are in effect. In particular, the discussion below does not take into account the effect of obtaining a portion of the desired insurance coverage under the yearly renewable term rider. Obtaining a portion of insurance coverage in this manner may be more economical than taking the full amount of insurance coverage under the Policy. In determining whether this option is more economical, a Policy owner must consider the amount of sales charge due under the Policy as well as the higher current cost of insurance charges due under the yearly renewable term rider. See the Appendix to Prospectus for a discussion of how this and certain other riders can affect benefits under the Policy.

DEATH BENEFITS

    As long as the Policy remains in force (see "Policy Termination and Reinstatement--Termination"), Metropolitan Life will, upon due proof of the insured's death, pay the insurance proceeds of the Policy to the named beneficiary. The proceeds may be received by the beneficiary in a single sum or under one or more of the optional income plans set forth in the Policy (see "Optional Income Plans").

    The insurance proceeds are: The death benefit provided under Option A, Option B or Option C, whichever is elected and in effect on the date of death minus any outstanding indebtedness and any due and unpaid charges accruing during the grace period.

DEATH BENEFIT OPTIONS

    The Policy provides three death benefit options: Option A, Option B and Option C as described below. The Policy owner designates the desired option in the application and can change the option by written request (see "Change in Death Benefit Option").

    Option A--The death benefit is equal to the specified face amount of insurance.

    Option B--The death benefit is equal to the specified face amount of insurance plus the cash value.

    Option C--The death benefit is equal to the specified face amount of insurance plus the amount of premiums paid that exceeds withdrawals made.

    Minimum Death Benefit--Under either Option A, Option B or Option C, there is a minimum death benefit equal to the greater of (1) the death benefit under the option chosen, plus the amount of coverage under any yearly renewable term rider, and (2) a percentage of the cash value as computed pursuant to the Cash Value Accumulation test formula below and generally reflected in Table II below or, for Policies issued in connection with large groups and depending which form of Policy is elected, a percentage of cash value set forth in Table I below. For Policies issued in connection with large groups, the standard Policy contains a minimum death benefit determined under Table I. If the large group Policy owner elects a Policy with a special endorsement, the death benefit will be determined in accordance with the terms of the endorsement which are generally reflected in Table II. Any discussion of Table I in the Prospectus is applicable only to Policies issued in connection with large groups that have not elected the special endorsement. Sales representatives registered with Metropolitan Life will have more information as to whether Table II is available in a particular case. Once the Policy is issued the Policy owner may not change the table elected. The minimum death benefit is determined in accordance with federal income tax laws, to ensure that the Policy qualifies as a life insurance contract and that the insurance proceeds will be excluded from the gross income of the beneficiary. Table I ensures that the Policy qualifies under the Internal Revenue Code Guideline Premium/Cash Value Corridor test. The Cash Value Accumulation test formula as reflected generally in Table II ensures that the Policy qualifies under the Internal Revenue Code Cash Value Accumulation test. The Cash Value Accumulation test can be advantageous to a Policy owner who intends to pay a greater amount of premiums into the Policy. This is the case because the Policy will qualify as life insurance even though the Policy owner is paying a higher level of premium than allowed under the Guideline Premium/Cash Value Corridor test. However, the death benefit under the Cash Value Accumulation test (and thus the monthly cost of term insurance) could be higher. The advantage of the Cash Value Accumulation test may be eliminated if the Policy owner does not intend to exceed the 7-pay test limit. The 7-pay test sets a limit on the amount of premiums which may be paid under a Policy during any 7-pay testing period (usually the first 7 Policy years after issue or after a material modification of the Policy) without incurring possible adverse tax consequences. If premiums paid exceed such limit during any 7-pay testing period, any partial withdrawals, Policy loans and other distributions may be subject to adverse federal income tax consequences (see "Federal Tax Matters--Taxation of the Policy").

              TABLE I--GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST

      ATTAINED AGE AT BEGINNING         PERCENTAGE OF
           OF POLICY YEAR                CASH VALUE
-------------------------------------  ---------------
40 and less:.........................          250%
45:..................................          215%
50:..................................          185%
55:..................................          150%
60:..................................          130%
65:..................................          120%
70:..................................          115%

      ATTAINED AGE AT BEGINNING         PERCENTAGE OF
           OF POLICY YEAR                CASH VALUE
-------------------------------------  ---------------
75:..................................          105%
80:..................................          105%
85:..................................          105%
90:..................................          105%
94:..................................          101%
95:..................................          100%
100 and greater:.....................          100%

    For the ages not listed, the percentage generally decreases by a ratable portion for each full year.

                      CASH VALUE ACCUMULATION TEST FORMULA

    Using the Cash Value Accumulation test, the death benefit shall never be less than (a) divided by (b), where

    (a)  =  the Cash Value immediately before the death of the insured, and

    (b) = the net single premium immediately before the death of the insured (computed on the basis of the 1980 CSO mortality table and on the basis of interest at the greater of an annual effective rate of 4% or the rate or rates guaranteed on issuance of the policy and as otherwise required under section 7702 of the Internal Revenue Code) for one dollar of death benefit.

    Generally this means that the death benefit will never be less than the percentage of cash value shown below.

                     TABLE II--CASH VALUE ACCUMULATION TEST

     AGE ON            PERCENTAGE OF CASH VALUE
    DATE OF       ----------------------------------
     DEATH           MALE       FEMALE      UNISEX
----------------  ----------  ----------  ----------
       20            661.64%     787.90%     683.29%
       21            642.51%     762.72%     663.26%
       22            623.75%     738.28%     643.58%
       23            605.25%     714.54%     624.22%
       24            587.03%     691.42%     605.18%
       25            569.05%     669.03%     586.48%
       26            551.33%     647.29%     568.12%
       27            533.93%     626.21%     550.12%
       28            516.96%     605.77%     532.51%
       29            500.35%     585.96%     515.36%
       30            484.14%     566.76%     498.65%
       31            468.43%     548.19%     482.42%
       32            453.17%     530.22%     466.68%
       33            438.38%     512.82%     451.45%
       34            424.11%     495.98%     436.72%
       35            410.29%     479.71%     422.46%
       36            396.95%     464.02%     408.71%
       37            384.10%     448.89%     395.48%
       38            371.73%     434.33%     382.72%
       39            359.83%     420.38%     370.45%
       40            348.37%     406.98%     358.67%
       41            337.37%     394.12%     347.35%
       42            326.80%     381.78%     336.49%
       43            316.66%     369.93%     326.04%
       44            306.90%     358.53%     316.01%
       45            297.53%     347.55%     306.35%
       46            288.52%     336.97%     297.07%
       47            279.86%     326.77%     288.15%
       48            271.53%     316.94%     279.56%
       49            263.51%     307.46%     271.30%
       50            255.81%     298.31%     263.35%
       51            248.39%     289.50%     255.71%
       52            241.28%     281.01%     248.37%
       53            234.47%     272.84%     241.32%
       54            227.94%     264.98%     234.58%
       55            221.70%     257.40%     228.12%
       56            215.72%     250.09%     221.94%
       57            210.00%     243.02%     216.00%

     AGE ON            PERCENTAGE OF CASH VALUE
    DATE OF       ----------------------------------
     DEATH           MALE       FEMALE      UNISEX
----------------  ----------  ----------  ----------
       58            204.52%     236.17%     210.30%
       59            199.25%     229.51%     204.81%
       60            194.20%     223.05%     199.55%
       61            189.35%     216.79%     194.48%
       62            184.72%     210.75%     189.63%
       63            180.29%     204.94%     184.99%
       64            176.07%     199.39%     180.56%
       65            172.04%     194.07%     176.34%
       66            168.21%     188.99%     172.31%
       67            164.55%     184.10%     168.46%
       68            161.05%     179.40%     164.78%
       69            157.70%     174.86%     161.24%
       70            154.50%     170.47%     157.85%
       71            151.44%     166.23%     154.60%
       72            148.53%     162.18%     151.51%
       73            145.78%     158.31%     148.58%
       74            143.20%     154.66%     145.82%
       75            140.77%     151.21%     143.21%
       76            138.49%     147.96%     140.76%
       77            136.34%     144.89%     138.45%
       78            134.31%     141.98%     136.25%
       79            132.37%     139.21%     134.15%
       80            130.51%     136.58%     132.14%
       81            128.73%     134.09%     130.21%
       82            127.03%     131.72%     128.37%
       83            125.42%     129.50%     126.62%
       84            123.90%     127.41%     124.97%
       85            122.47%     125.44%     123.40%
       86            121.10%     123.58%     121.90%
       87            119.77%     121.80%     120.45%
       88            118.46%     120.07%     119.02%
       89            117.12%     118.35%     117.56%
       90            115.71%     116.60%     116.03%
       91            114.15%     114.75%     114.37%
       92            112.35%     112.72%     112.49%
       93            110.19%     110.38%     110.26%
       94            107.46%     107.54%     107.49%
  95 and over        100.00%     100.00%     100.00%

    Option A, Option B and Option C each provide insurance protection as well as possible build-up of cash value. Under Option A, the insurance protection remains level unless the minimum death benefit applies. Under Option B, the insurance protection varies as the cash value changes. Under Option C, the insurance protection varies as the (i) sum of premiums paid, and (ii) the amount of cash value withdrawn, changes.

    For any specified face amount, assuming there have been no withdrawals from the Policy, the amount of the death benefit will be greater under Option B and Option C, than under Option A, since the cash value or premiums paid is added to the specified face amount and included in the death benefit under Option B and Option C, respectively, but not under Option A. By the same token, the cost of term insurance included in the monthly deduction (see "Charges and Deductions--Cost of Term Insurance") will be greater, and thus the accumulation of cash value will be lower, under Option B and Option C than under Option A, assuming the same specified face amount and the same actual premiums paid. Since under Option C, the death benefit includes the sum of premiums paid (less any withdrawals), this Option would be desirable in those situations where recovery of premiums paid is an important consideration. The cost of term insurance under Option C would generally be lower than under Option B, when the sum of premiums paid (less any withdrawals) is less than the cash value. However, the cost of term insurance under Option C would be higher when the cash value is less than the sum of premiums paid (less any withdrawals).

    ILLUSTRATION OF OPTION A. For purposes of this illustration, assume that the insured is male and is exactly age 40, that under Table II the male column applies and that there is no outstanding indebtedness and that the insured has not died during a grace period (see "Policy Termination and Reinstatement--Termination").

    Under Option A, a Policy with a $100,000 specified face amount will generally pay $100,000 in death benefits. However, because the death benefit must be equal to or be greater than 250% of cash value under Table I (348.37% of cash value under Table II), any time the cash value of this Policy exceeds $40,000 under Table I ($28,705 under Table II), the death benefit will exceed the $100,000 specified face amount. Each additional dollar of cash value above $40,000 under Table I ($28,705 under Table II) will increase the death benefit (assuming the insured is exactly age 40) by $2.50 under Table I ($3.48 under Table II). Thus a Policy with a cash value of $50,000 will have a death benefit of $125,000 (250% X $50,000) under Table I or $174,185 (348.37% X $50,000) under
Table II; a cash value of $60,000 will yield a death benefit of $150,000 (250% X $60,000) under Table I or $209,022 (348.37% X $60,000) under Table II; and a cash value of $100,000 will yield a death benefit of $250,000 (250% X $100,000) under Table I or $348,370 (348.37% X $100,000) under Table II.

    Similarly, so long as cash value exceeds $40,000 under Table I ($28,705 under Table II), each dollar reduction in cash value will reduce the death benefit (assuming the insured is exactly age 40) by $2.50 under Table I ($3.48 under Table II). If at any time, however, the cash value multiplied by the applicable percentage is less than the specified face amount, the death benefit will equal the specified face amount of the Policy.

    ILLUSTRATION OF OPTION B. For purposes of this illustration, assume that the insured is male and is exactly age 40, that under Table II the male column applies and that there is no outstanding indebtedness and that the insured has not died during a grace period.

    Under Option B, a Policy with a specified face amount of $100,000 will generally pay a death benefit of $100,000 plus the cash value. Thus, for example, a Policy with a cash value of $25,000 will have a death benefit of $125,000 ($100,000 + $25,000); a cash value of $50,000 will yield a death benefit of $150,000 ($100,000 + $50,000); and a cash value of $65,000 will yield a death benefit of $165,000 ($100,000 + $65,000). The death benefit, however, must be at least 250% of cash value under Table I (348.37% of cash value under Table II). As a result, if the cash value of the Policy exceeds $66,666.67 under Table I ($40,262.51 under Table II), the death benefit will be greater than the specified face amount plus cash value. Each additional dollar of cash value above $66,666.67 under Table I ($40,262.51 under Table II) will increase the death benefit (assuming the insured is exactly age 40) by $2.50 under Table I (by $3.48 under Table II). A Policy with a cash value of $75,000 will therefore have a death benefit of $187,500 (250% X $75,000) under Table I or $261,278 (348.37% X $75,000) under Table II; a cash value of $85,000 will yield a death benefit of $212,500 (250% X $85,000) under Table I or $296,115 (348.37% X
$85,000) under Table II; a cash value of $100,000 will yield a death benefit of $250,000 (250% X $100,000) under Table I or $348,370 (348.37% X 100,000) under
Table II.

    Similarly, any time cash value exceeds $66,666.67 under Table I ($40,262.51 under Table II), each dollar reduction in cash value will reduce the death benefit (assuming the insured is exactly age 40) by $2.50 under Table I and $3.48 under Table II. Whenever cash value is less than $66,666.67 under Table I ($40,262.51 under Table II) each dollar taken out of cash value will reduce the death benefit by one dollar and the death benefit will be the specified face amount plus the cash value of the Policy.

    ILLUSTRATION OF OPTION C. For purposes of this illustration, assume that the insured is male and is exactly age 40, that under Table II the male column applies and that there is no outstanding indebtedness and that the insured has not died during a grace period.

    Under Option C, a Policy with a specified face amount of $100,000 will generally pay a death benefit of $100,000 plus the total amount of premiums paid that exceeds withdrawals made. Thus, for example, assuming there have been no withdrawals from the Policy, a Policy with premiums paid of $25,000 will have a death benefit of $125,000 ($100,000 + $25,000); premiums paid of $50,000 will yield a death benefit of $150,000 ($100,000 + $50,000); and premiums paid of $65,000 will yield a death benefit of $165,000 ($100,000 + $65,000). The death benefit, however, must be at least 250% of cash value under Table I (348.37% of cash value under Table II). For example, if the premiums paid under the Policy are not greater than $25,000, the death benefit will be greater than the specified face amount plus premiums paid whenever the cash value exceeds $50,000 under Table I ($35,881.39 under Table II). Each additional dollar of cash value above $50,000 under Table I ($35,881.39 under Table II) will increase the death benefit (assuming the insured is exactly age 40) by $2.50 under Table I ($3.48 under Table II). A policy with cash value of $75,000 will therefore have a death benefit of $187,500 (250% X $75,000) under Table I or $261,278 (348.37% X
$75,000) under Table II; a cash value of $85,000 will yield a death benefit of $212,500 (250% X $85,000) under Table I or $296,115 (348.37% X $85,000) under
Table II, a cash value of $100,000 will yield a death benefit of $250,000 (250% X $100,000) under Table I or $348,370 (348.37% X $100,000) under Table II.

    Similarly, assume the premiums paid under the Policy are equal to $25,000 under Table I ($40,000 under Table II) and the cash value is equal to $60,000. Each dollar taken out of the cash value will reduce the death benefit (assuming the insured is exactly age 40) by $2.50 under Table I ($3.48 under Table II) until $16,668 under Table I ($27,791 under Table II) is withdrawn from the cash value. Then the death benefit would be $108,332 ($100,000 + $25,000 - $16,668)
under Table 1 or $112,209 ($100,000 + $40,000 - $27,791) under Table II since this exceeds $108,330 (250% X ($60,000 - $16,668) under Table I or $112,206
(348.37% X ($60,000 - $27,791)) under Table II). Then, each dollar withdrawn will reduce the death benefit by one dollar.

    Note generally that the total of premiums paid are limited by Internal Revenue Service rules (see "Premiums-- Premium Limitations"). Thus, these examples are contingent on satisfying these rules.

    Under any of the Options, if the insured dies on a date that is not a Valuation Date, the amount of death benefit proceeds payable will be determined as of the next Valuation Date.

    CHANGE IN SPECIFIED FACE AMOUNT. Subject to certain limitations, a Policy owner may increase or decrease the specified face amount of a Policy (see "Decreases" and "Increases"). Any increase or decrease in the specified face amount requested by the Policy owner will become effective on the monthly anniversary on or next following the Date of Receipt of the request, or, if evidence of insurability is required, the date of approval of the request.

    DECREASES. The specified face amount remaining in force after any requested decrease may not be less than the Minimum Initial Specified Face Amount during the first five Policy years nor less than one-half the Minimum Initial Specified Face Amount thereafter. No decrease in the specified face amount will be permitted if it would result in total premiums paid exceeding the then current maximum premium limitations determined by Internal Revenue Code rules (see "Premiums--Premium Limitations"). For purposes of determining the cost of term insurance charge (see "Charges and Deductions--Cost of Term Insurance"; "Cost of Term Insurance Rate"; and "Rate Class"), a decrease in the specified face amount will reduce the specified face amount in the following order: (a) the specified face amount provided by the most recent increase; (b) the next most recent increases successively; and (c) the specified face amount when the Policy was issued.

    INCREASES. Any change in the specified face amount requested by the Policy owner which results in an increase in the death benefit may be made only if the cash surrender value after the change is large enough to cover at least two monthly deductions based on the most recent cost of term insurance charge deducted. Any such change may require that additional evidence of insurability be submitted to Metropolitan Life and may be subject to a one-time underwriting charge at a rate of up to $3.00 for each $1,000 of specified face amount increase. Metropolitan Life will deduct this charge from the existing cash value in the Fixed Account and the investment divisions of the Separate Account in the same proportion that the Policy's cash value in the Fixed Account and the Policy's cash value in each investment division bear to the Policy's total cash value (except for the cash value in the Policy Loan Account) as of the date deducted (this method hereinafter referred to as the "Pro Rata Basis").

    EFFECT OF CHANGES IN SPECIFIED FACE AMOUNT ON CHARGES. A change in the specified face amount may affect the cost of term insurance and the net amount at risk, both of which may affect a Policy owner's cost of term insurance charge

(see "Charges and Deductions--Cost of Term Insurance"; "Cost of Term Insurance Rate" and "Rate Class"). This in turn can affect the level of subsequent cash values and death benefits. A change in the specified face amount or death benefit may also affect the Policy's status as a modified endowment contract for tax purposes (see "Federal Tax Matters").

    CHANGE IN DEATH BENEFIT OPTION. Generally, the death benefit option in effect may be changed at any time after the first Policy year while the insured is alive by sending a written request for change to the Designated Office. A change in death benefit option will not be permitted unless the cash surrender value of a Policy after the change is effected would be sufficient to pay at least two monthly deductions. Changing death benefit options may require evidence of insurability satisfactory to Metropolitan Life and the effective date of any such change will be the monthly anniversary on or following the Date of Receipt of the request.

    If the death benefit option is changed, the specified face amount will be increased or decreased such that the death benefit is not altered at the time of the change. However, the change in death benefit option will affect the determination of the death benefit from that point on. This will mean that the cost of term insurance may be higher or lower than it otherwise would have been (see "Charges and Deductions--Cost of Term Insurance").

    For example, if the death benefit option is changed from Option C to Option A, the specified face amount will be increased by the amount of premiums paid that exceeds withdrawals made. This ensures that the death benefit is not altered at the time of the change. However, the change in the death benefit option will affect the determination of the death benefit from that point on since the premiums paid less withdrawals made will no longer be added to the specified face amount in determining the death benefit. From that point on, the death benefit will equal the new specified face amount (or, if higher, the minimum death benefit). This will mean that the cost of term insurance may be higher or lower than it otherwise would have been since any increases or decreases in cash values will, respectively, reduce or increase the term of insurance amount under Option A (See "Charges and Deductions--Cost of Term Insurance").

    As a second example, if the death benefit option is changed from Option A to Option B, the specified face amount will be decreased to equal the death benefit less the cash value on the effective date of the change. This change may not be made if it would result in a specified face amount which is less than the Minimum Initial Specified Face Amount during the first five Policy years and one-half the Minimum Initial Specified Face Amount thereafter. As with any option change, a change from Option A to Option B will not alter the death benefit at the time of the change, but will affect the determination of the death benefit from that point on. Since, from that point on, the cash value will be added to the new specified face amount, the death benefit will vary with the cash value. Moreover, under Option B, the term insurance amount will not vary unless the minimum death benefit is in effect. Therefore, the cost of term insurance may be higher or lower than it otherwise would have been without the change in death benefit option (see "Charges and Deductions--Cost of Term Insurance"). A change in death benefit option will not be permitted if it results in total premiums paid exceeding the then current maximum premium limitations determined by Internal Revenue Service Rules (see "Premiums--Premium Limitations").

    Under Option A, Option B and Option C, cost of term insurance rates generally increase as the insured's age increases. Nevertheless, assuming a positive cumulative net investment return with respect to any amounts in the Separate Account, changing the death benefit option from Option B or Option C to Option A will generally reduce the term insurance amount and therefore the cost of term insurance charge for all subsequent monthly deductions compared to what such charge would have been if no such change were made.

CASH VALUE

    The total cash value of a Policy at any time is the sum of the Policy's cash values in the Fixed Account (see "The Fixed Account"), the Policy Loan Account (see "Policy Right--Loan Privileges"), and the investment divisions of the Separate Account at such time. The Policy's cash value in the Separate Account may increase or decrease on each Valuation Date depending on the investment return of the chosen investment divisions of the Separate Account (see "Separate Account Net Investment Return"). There is no guaranteed minimum cash value in the Separate Account.

    CALCULATION OF SEPARATE ACCOUNT CASH VALUE. On the Investment Start Date, the Policy's cash value in an investment division will equal the portion of any net premium allocated to the investment division, reduced by the portion of any monthly deductions allocated to the Policy's cash value in that investment division (see "Is there a 'Free Look' Period?" and "Payment and Allocation of Premiums--Allocation of Premiums and Cash Value"). Thereafter, on each Valuation Date, the Policy's cash value in an investment division of the Separate Account will equal:

    (1) The cumulative net premium payments allocated to the investment division; plus

    (2) All cash values transferred to the investment division from the Fixed Account, from the Policy Loan Account upon loan repayment (including all interest credited on loaned amounts) or from another investment division; minus

    (3) Any cash value transferred from the investment division to the Fixed Account, to the Policy Loan Account upon taking out a loan or to another investment division; minus

    (4) Any partial cash withdrawal from the investment division; minus

    (5) The portion of the cumulative monthly deductions allocated to the Policy's cash value in the investment division (see "Charges and Deductions--Monthly Deduction from Cash Value"); minus

    (6) The portion of any transfer charge allocated to the Policy's cash value in the investment division (see "Charges and Deductions--Transfer Charge"); plus

    (7) The cumulative net investment return (discussed below) on the net amount of cash value in the investment division.

    The Policy's total cash value in the Separate Account equals the sum of the Policy's cash value in each investment division.

    SEPARATE ACCOUNT NET INVESTMENT RETURN. A Separate Account investment division's net investment return is determined as of 4:00 p.m., New York City time, on each Valuation Date. All transactions and calculations with respect to the Policies as of any Valuation Date are determined as of such time.

    Each Separate Account division is credited with a rate of net investment return equal to its gross rate of investment return during the Valuation Period less a charge for Metropolitan Life's taxes, if any such tax charge becomes necessary in the future (see "Charges and Deductions--Charges Against the Separate Account"). The investment division's gross rate of investment return is equal to the rate of increase or decrease in the net asset value per share of the underlying Fund portfolio over the Valuation Period, adjusted upward to take appropriate account of any dividends paid by the portfolio during the period.

    Depending primarily on the investment experience of the underlying Fund portfolio, a Separate Account investment division's net investment return may be either positive or negative during a Valuation Period.

    From time to time the Separate Account may advertise performance ranking information among similar investments as compiled by Lipper Analytical Services Inc., Morningstar, Inc. and other independent organizations.

    From time to time the Separate Account may compare the performance of its investment divisions with the performance of common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds, Treasury Bills, certificates of deposit and savings accounts. The Separate Account may use the Consumer Price Index in its advertisements as a measure of inflation for comparison purposes.

BENEFIT AT FINAL DATE

    If the insured is living, and unless otherwise notified, Metropolitan Life will pay to the Policy owner the cash value of the Policy on the Final Date, reduced by any outstanding indebtedness (see "Policy Benefits--Cash Value"). The Final Date of a Policy is the Policy anniversary on which the insured is 95 (see "Federal Tax Matters"). The Policy owner may request in writing to continue the Policy after the Final Date. If the Policy owner so requests, the death benefit will be equal to the cash value on the date of death of the insured. The insurance proceeds will equal the death benefit reduced by any outstanding indebtedness.

OPTIONAL INCOME PLANS

    During the insured's lifetime, the Policy owner may arrange for the insurance proceeds to be paid in a single sum, in an account that earns interest or under one or more of the available optional income plans. For more specifics regarding optional income plans, see the Appendix to Prospectus. These choices are also available at the Final Date and if the Policy is surrendered. If no election is made, Metropolitan Life will place the amount in an account that earns interest. The payee will have immediate access to all or any part of the account.

    When the insurance proceeds are payable in a single sum, or if no choice was in effect on the date of death, the beneficiary may, within one year of the insured's death, select one or more of the optional income plans, if no payments have yet been made. If the insurance proceeds become payable under an optional income plan and the beneficiary has the right to withdraw the entire amount, the beneficiary may name and change contingent beneficiaries.

OPTIONAL INSURANCE BENEFITS

    Subject to certain requirements, one or more of the optional insurance benefits described in the Appendix to Prospectus, may be included with a Policy by rider. The cost of any accidental death benefit rider, disability waiver benefit rider or yearly renewable term rider will be deducted as part of the monthly deduction (see "Charges and Deductions-- Monthly Deduction From Cash Value"). There is no charge for the accelerated death benefit rider. The cost of the interim term insurance benefit rider is paid for separately since it provides insurance for a period prior to the Date of Policy. See the Appendix to Prospectus, for a discussion of how certain riders affect the benefits under the Policy.

                       PAYMENT AND ALLOCATION OF PREMIUMS

ISSUANCE OF A POLICY

    Entities wishing to purchase a Policy must complete an application with respect to each individual to be insured which will be sent to the Designated Office. A Policy will not be issued with a specified face amount less than the Minimum Initial Specified Face Amount. A Policy will generally be issued only on insureds 70 years of age or under who supply evidence of insurability satisfactory to Metropolitan Life. Metropolitan Life may, however, at its sole discretion, issue a Policy for an individual above the age of 70. Acceptance is subject to Metropolitan Life's underwriting rules, and Metropolitan Life reserves the right to reject an application for any reason permitted by law. If required by state law, the insured must consent to any insurance purchased on his or her life.

    Metropolitan Life, at its discretion, may use one of three types of underwriting when selling Policies, depending on the total number of eligible prospective insureds for whom an entity can purchase a Policy and the percentage of such prospective insureds on which a Policy is actually purchased. The three types of underwriting are: Guaranteed Issue, Simplified Underwriting and Full Underwriting. Generally Full Underwriting requires more evidence of insurability and rating classification than Simplified Underwriting. Guaranteed Issue requires the least evidence of insurability. An insured person who is a standard risk under Simplified Underwriting or Guaranteed Issue may be subject to a higher cost of term insurance rate than would apply to the same insured person under Full Underwriting (see "Monthly Deduction from Cash Value--Underwriting Class").

    The Date of Policy is the date used to determine Policy years and Policy months regardless of when the Policy is delivered. The Date of Policy and the date insurance protection begins will ordinarily be the date the application is approved. Within limits, Metropolitan Life may establish an earlier Date of Policy if desired to preserve a younger age at issue for the insured. Entities may also request that the Date of Policy be the date the planned periodic premium is received. In these instances, the Policy owner will incur a charge for insurance protection prior to the time that insurance coverage under the Policy is in force. However, an earlier Date of Policy has the potential advantage, to the Policy owner, of an earlier Investment Start Date if a payment is received.

    Metropolitan Life will allocate net premiums to the Separate Account and/or the Fixed Account on the Investment Start Date (see "Allocation of Premiums and Cash Value"). The Investment Start Date is the later of (i) the Date of Policy and (ii) the date the first premium for a Policy is received at the Designated Office.

PREMIUMS

    PAYMENT OF PREMIUMS. Each Policy owner will determine a planned periodic premium schedule that provides for the payment of a level premium at fixed intervals for a specified period of time. After payment of the first planned periodic premium, the Policy owner is not required to pay premiums in accordance with the planned periodic premium schedule.

    MOREOVER THE PAYMENT OF PLANNED PERIODIC PREMIUMS WILL NOT GUARANTEE THAT THE POLICY REMAINS IN FORCE. Instead, the duration of the Policy depends upon the Policy's cash value (see "Policy Termination and Reinstatement--Termination").

    The Policy owner must designate in the application one of the following ways to pay the planned periodic premium. The Policy owner may elect to pay the planned periodic premium annually, semi-annually or through a payroll deduction plan as permitted by Metropolitan Life.

    Subject to the minimum and maximum premium limitations described below, a Policy owner may make unscheduled premium payments at any time in any amount. The Policy, therefore, provides the owner with the flexibility to vary the frequency and amount of premium payments to reflect changing financial conditions.

    All premium payments after the initial premium payment are credited to the Separate Account or Fixed Account as of the Date of Receipt.

    PREMIUM LIMITATIONS. Except as described below, the total of all premiums paid, both planned and unplanned, can never exceed the then current maximum premium limitation determined by Internal Revenue Code rules relating to the definition of life insurance. If at any time a premium is paid that would result in total premiums exceeding the then current maximum premium limitations, Metropolitan Life will accept only that portion of the premium that will make total premiums equal the limit. Any part of the premium in excess of that amount will be refunded, and no further premiums will be accepted until allowed by the maximum premium limitations. Premium payments that cause the minimum death benefit as described under "Policy Benefits--Minimum Death Benefit" above to exceed the death benefit then in effect under the death benefit option chosen may require evidence of insurability satisfactory to Metropolitan Life, in order to be accepted. These limitations will not apply to any premium that is required to be paid in order to prevent the Policy from terminating.

    There may be cases where the total of all premiums paid could cause the Policy to be classified as a modified endowment contract (see "Federal Tax Matters"). The annual statement (see "Reports") sent to each Policy owner will include information regarding the modified endowment contract status of a Policy. In cases where a Policy is not an irrevocable modified endowment contract, the annual statement will indicate what action the Policy owner can take to reverse the modified endowment contract status of the Policy.

    The first premium may not be less than the planned premium. Every planned premium payment after the first Policy year must be at least $100 on an annual basis or a semi-annual basis. Every unplanned premium payment must be at least $100. Premium payments less than these minimum amounts will be refunded to the Policy owner. These minimum premium limits can be increased by Metropolitan Life. No increase will take effect until 90 days after notice is sent to the Policy owner.

    Metropolitan Life reserves the right not to extend an offer to sell the Policies to any group or individual associated with such group if the total amount of annual premium that is expected to be paid in connection with all Policies sold to the group or individuals associated with such group is less than $250,000. This annual premium limitation applies in addition to the individual Policy premium minimum described in the prior paragraph.

ALLOCATION OF PREMIUMS AND CASH VALUE

    NET PREMIUMS. The net premium equals the premium paid less premium expense charges (see "Charges and Deductions--Premium Expense Charges").

    ALLOCATION OF NET PREMIUMS. In the application (in the case where the Owner is an individual) or in the delivery receipt (in the case where the Owner is other than an individual) for a Policy, the Policy owner indicates the initial allocation of net premiums among the investment divisions of the Separate Account. The Policy owner determines in the application what portion, if any, of net premiums is to be allocated to the Fixed Account. Allocation percentages must be in whole numbers; for example, 33 1/3% may not be chosen. Allocations with respect to the Fixed Account are effective as of the Investment Start Date. Allocations with respect to the investment divisions of the Separate Account are effective as of the end of the free-look period; prior to the end of the free-look period, net premium payments allocated to the investment divisions of the Separate Account will be invested in the MetLife Money Market Portfolio as of the Investment Start Date (see "Is there a 'Free Look' Period?").The Policy owner may change the allocation of future net premiums without charge at any time, after the end of the free-look period, by providing Metropolitan Life with written notification at the Designated Office. The change will be effective as of the Date of Receipt of the notice at the Designated Office.

    The Policy's cash value in the investment divisions of the Separate Account will vary with the investment experience of these investment divisions, and the Policy owner bears this investment risk. Policy owners should periodically review their allocations of net premiums and cash values in light of market conditions and their overall financial planning requirements.

    CASH VALUE TRANSFERS. After the end of the free-look period (see "Is there a 'Free Look' Period?"), the Policy owner may transfer cash value between the Fixed Account and the investment divisions of the Separate Account and among the investment divisions of the Separate Account. At the present time, there is no charge for the first six transfers in any Policy year. A charge of $25 will be assessed when any additional amounts are transferred in the same Policy year (see "Charges and Deductions--Transfer Charge"). Metropolitan Life reserves the right in the future to assess a charge against all transfers. There is no charge for any transfer made pursuant to a systematic investment strategy. In addition, transfers made pursuant to any systematic investment strategy are not included in the six charge-free transfers permitted each Policy year (see "Systematic Investment Strategies"). A free transfer will be permitted for a transfer of the entire amount in the Separate Account to the Fixed Account at any time during the first 24 Policy months (see "Policy Rights-- Exchange Privilege"). The minimum amount that may be transferred, other than pursuant to a systematic investment strategy, is the lesser of $50 or the total amount in an investment division or the Fixed Account. The maximum amount that may be transferred or withdrawn from the Fixed Account in any Policy year is the greater of $50 or 25% of the largest amount in the Fixed Account over the last four Policy years. This limit does not apply to a full surrender, to any loans taken or to any transfers made under a systematic investment strategy (see "Systematic Investment Strategies"). Transferring cash value from one or more investment divisions and/or the Fixed Account into one or more other investment divisions and/or the Fixed Account counts as one transfer. Metropolitan Life reserves the right to delay the transfer, withdrawal, surrender and payment of policy loans of amounts from the Fixed Account for up to six months (see "The Fixed Account--Transfers, Withdrawals, Surrenders, and Policy Loans"). Metropolitan Life will effectuate transfers and determine all values in connection with transfers as of the Date of Receipt of written notice at the Designated Office.

    There is no charge for transfers resulting from Policy loans and loan repayments and they will not count against the six charge-free transfers in a Policy year. Transfers are not taxable transactions under current law. Transfer requests must be in writing in a form acceptable to Metropolitan Life.

    SYSTEMATIC INVESTMENT STRATEGIES. Metropolitan Life may permit the Policy owner to submit a written authorization directing Metropolitan Life to make transfers on a continuing periodic basis from one investment division to another or to the Fixed Account. Metropolitan Life offers four such investment strategies: the "Equity Generator," the "Equalizer," the "Allocator," and the "Rebalancer." Only one systematic investment strategy may be in effect at any one time. The Owner may submit a written request electing a strategy or directing Metropolitan Life to cancel a strategy at any time.

    Under the "Equity Generator," Policy owners may have the interest earned on amounts in the Fixed Account transferred to the MetLife Stock Index Division or the State Street Research Aggressive Growth Division, as elected by the Policy owner. Any such transfer from the Fixed Account to the MetLife Stock Index Division or the State Street Research Aggressive Growth Division will be made at the beginning of each Policy month following the Policy month in which the interest is earned. The transfer will only be made for a month during which at least $20.00 in interest is earned. Amounts earned during a month in which less than $20.00 in interest is earned will remain in the Fixed Account.

    Under the "Equalizer," at the beginning of each Policy quarter, a transfer is made from the MetLife Stock Index Division or the State Street Research Aggressive Growth Division, as elected by the Policy owner, to the Fixed Account or from the Fixed Account to such elected investment division in order to make the Fixed Account and such elected investment division equal in value. While the "Equalizer" is in effect, any cash value transfer out of the MetLife Stock Index Division or the State Street Research Aggressive Growth Division that is not part of this systematic investment strategy will automatically terminate the "Equalizer" election. The Policy owner may then reelect the "Equalizer" strategy.

    Under the "Allocator," at the beginning of each Policy month, an amount designated by the Policy owner is transferred from the MetLife Money Market Division to the Fixed Account and/or any investment division(s) specified by the Owner. The Policy owner may choose to do this in one of the following three ways: (1) designating an amount to be transferred from the MetLife Money Market Division each month until amounts in that investment division are exhausted; (2) designating an amount to be transferred from the MetLife Money Market Division for a certain number of months; or (3) designating a total amount to be transferred from the MetLife Money Market Division in equal monthly installments over a certain number of months. The Policy owner's designations must allow the "Allocator" to remain in effect for at least three months.

    Under the "Rebalancer," Policy owners may elect the periodic redistribution of cash value so that the cash value is allocated among the Fixed Account and the investment divisions of the Separate Account in the same proportion as the net premiums are allocated. Metropolitan Life will redistribute the cash value at the beginning of each Policy quarter.

POLICY TERMINATION AND REINSTATEMENT

    TERMINATION. If the cash surrender value on any monthly anniversary is insufficient to cover the monthly deduction, Metropolitan Life will notify the Policy owner and any assignee of record of that shortfall. In either case, the Policy owner will then have a grace period of 61 days, measured from the monthly anniversary, to make sufficient payment. The minimum necessary payment must be an amount sufficient to keep the Policy in force for two months after the premium expense charges have been deducted. Failure to make a sufficient payment within the grace period will result in termination of the Policy. The Policy terminates without any cash surrender value. If the insured dies during the grace period, the insurance proceeds will still be payable, but any due and unpaid monthly deductions will be deducted from the proceeds.

    REINSTATEMENT. A terminated Policy may be reinstated anytime within 3 years (5 years in Missouri) after the end of the grace period and before the Final Date by submitting the following items to Metropolitan Life: (1) a written application for reinstatement; (2) evidence of insurability satisfactory to Metropolitan Life; and (3) a premium that, after the deduction of the premium expense charges (see "Charges and Deductions--Premium Expense Charges"), is large enough to cover the monthly deductions for at least the two Policy months commencing with the effective date of reinstatement.

    Indebtedness on the date of termination will be cancelled and need not be repaid and will not be reinstated. The amount of cash surrender value on the date of reinstatement will be equal to two monthly deductions plus any amount of net premiums paid at reinstatement in excess of the amount of premium required above to reinstate the Policy.

    The date of reinstatement will be the date of approval of the application for reinstatement. The terms of the original Policy, including the insurance rates provided therein, will apply to the reinstated Policy. A reinstated Policy is subject to a new two year period of contestability (see "Other Policy Provisions--Incontestability").

                             CHARGES AND DEDUCTIONS

PREMIUM EXPENSE CHARGES

    SALES LOAD. A charge (which may be deemed to be a sales load as defined in the 1940 Act) is deducted from each premium payment received by Metropolitan Life as described below. For Policies issued prior to May 1, 1996 or to or in connection with a large group, the sales charge is up to 1% of premiums paid. For Policies issued to or in connection with other groups on or after May 1, 1996, the sales charge may be up to 9% of premiums paid in each of the first ten Policy years and up to 3% of premiums paid in each Policy year thereafter until the total of such payments in each such Policy year equals the annual target premium for that year. For these Policies, the sales charge is reduced to 0% for payments made in excess of the annual target premium in any Policy year. The actual sales charge varies based upon factors described under "Variations in Charges."

    For Policies issued in connection with groups other than large groups, if a Policy is surrendered at any time during the first three Policy years, any sales load deducted within 365 days prior to the date the request for surrender is received at Metropolitan Life's Designated Office will be refunded.

    The amount of the sales load from the premium expense charge in any Policy year cannot be specifically related to actual sales expenses for that year, which include any sales compensation and costs of prospectuses, other sales material and advertising. To the extent that sales expenses are not recovered from the charges for sales load, such expenses will be recovered from other sources, including any excess accumulated charges for mortality and expense risks under the Policies, any other gains attributable to operations with respect to the Policies and Metropolitan Life's general assets and surplus. Metropolitan Life does not anticipate that all its total sales expenses will be recovered from the sales charges. In no case will the premium expense charge exceed any maximum imposed by state insurance law including that of New York State. This may necessitate reduced premium expense charges, particularly at certain higher issue ages.

    ADMINISTRATIVE CHARGE. An administrative charge of up to 1.05% of premiums paid is deducted from all premium payments.

    The administrative charge is used to compensate Metropolitan Life for expenses incurred in administering, issuing and underwriting the Policy. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the insured's risk class, and establishing policy records.

    The administrative charge is reduced by 1% on the portion of any premiums paid in a Policy year which exceeds the target premium (see "Definitions").

    TAX CHARGES. Two charges are currently made for taxes related to premiums. These taxes include any federal, state or local taxes measured by or based on the amount of premiums received by Metropolitan Life. A charge of 1.2% of each premium payment is made to compensate Metropolitan Life for its increased federal income tax as a result of premiums received in connection with the Policy ("DAC tax charge"). An additional charge is made for state premium taxes of 2.25% of each premium payment. Premium taxes vary from state to state, and may be zero in some cases. The 2.25% rate approximates the average tax rate expected to be paid on premiums from all states.

TRANSFER CHARGE

    At the present time, a charge of $25 will be assessed against the cash value of a Policy when amounts are transferred among the investment divisions of the Separate Account and between the investment divisions and the Fixed Account more than six times in any Policy year. There is no charge for any transfer made pursuant to a systematic investment strategy. In addition transfers made pursuant to any systematic investment strategy are not included in the six charge-free transfers permitted each Policy year (see "Systematic Investment Strategies"). Metropolitan Life reserves the right in the future to assess a charge against all transfers. The charge will be allocated among the Fixed Account and each investment division of the Separate Account from which amounts are transferred in the same proportion that the amounts transferred from the Fixed Account and the amounts transferred from each investment division bear to the total amount transferred, when the requested transfer is effected. Thus, for example, if a request is received for a transfer of $100, cash value in the amount of $100 will be deducted from the particular investment division(s), with $100 being transferred to the requested new investment division(s). The $25 would be deducted based on the cash value in each investment division from which amounts are transferred at the time of the transfer. Transfers resulting from Policy loans and loan repayments will not be charged and will not count against the six charge-free transfers in a Policy year. In addition, during the first 24 Policy months, a complete transfer of all amounts in the investment divisions of the Separate Account to the Fixed Account will not be charged and will not count as one of the six charge-free transfers in a Policy year (see "Policy Rights--Exchange Privilege").

MONTHLY DEDUCTION FROM CASH VALUE

    The monthly deduction from cash value includes the cost of term insurance charge, the charge for any accidental death benefit rider, disability waiver rider or the yearly renewable term rider (see "Policy Benefits--Optional Insurance Benefits") and the charge for mortality and expense risks. The cost of term insurance charge and the charge for mortality and expense risks are discussed separately in the paragraphs that follow. The monthly deduction will also include a charge for requested increases in the death benefit for the month in which the increase occurs, as discussed more fully under "Policy Benefits--Increases".

    The monthly deduction will be deducted as of each monthly anniversary commencing with the Date of Policy. The monthly deduction (excluding the monthly mortality and expense risk charge) will be allocated among the Fixed Account and each investment division of the Separate Account on a Pro Rata Basis. The monthly mortality and expense risk charge will be allocated proportionally to values in each investment division of the Separate Account. See "Payment and Allocation of Premiums-Issuance of a Policy", regarding when insurance coverage starts under a newly issued Policy.

    COST OF TERM INSURANCE. Because the cost of term insurance depends upon a number of variables, it can vary from month to month. Metropolitan Life will determine the monthly cost of term insurance charge by multiplying the applicable cost of term insurance rate or rates by the term insurance amount for each Policy month. The term insurance amount for a Policy month is (a) the death benefit at the beginning of the Policy month divided by 1.0032737 (a discount factor to account for return deemed to be earned during the month), less (b) the cash value at the beginning of the Policy month.

    The term insurance amount may be affected by changes in the cash value or in the specified face amount of the Policy and will be greater for owners who have selected Death Benefit Option B or C than for those who have selected Death Benefit Option A (see "Policy Benefits--Death Benefits"), assuming the same specified face amount in each case, assuming no withdrawals have been made and assuming that the minimum death benefit is not in effect. Since the death benefit under Option A remains constant while the death benefit under Options B and C vary with the cash value and premiums paid, respectively (assuming no withdrawals have been made from the Policy), all cash value increases will generally reduce the term insurance amount under Option A but not under Option B or C. However, the term insurance amount under Option C will generally be reduced by cash value increases resulting from investment experience or interest credited. If the term insurance amount is greater, the cost of insurance will be greater. If the minimum death benefit is in effect (see "Death Benefit Options--Minimum Death Benefit"), then the cost of term insurance may vary directly with the cash value under all death benefit options.

    The cost of term insurance is zero after the Final Date.

    If more than one rate class is in effect under a Policy (see "Rate Class"), the cost of term insurance will decrease if a Policy owner converts from Option A to Option B or C and will increase if a Policy owner converts from Option B or C to Option A.

    COST OF TERM INSURANCE RATE. Cost of term insurance rates are based on the sex (except in Montana and Massachusetts, and in the case of Policies sold in connection with certain corporate sponsored plans), age, underwriting and rate class of the insured. The actual monthly cost of term insurance rates will be based on Metropolitan Life's expectations as to future experience. They will not, however, be greater than the guaranteed cost of term insurance rates set forth in the Policy. These guaranteed rates are based on certain of the 1980 Commissioners Standard Ordinary Mortality Tables and the insured's sex (except where unisex is required, as noted above), and age. The Tables used for this purpose set forth different mortality estimates for males and females (except as qualified above). Any change in the cost of term insurance rates will apply to all persons of the same insuring age, sex (except as qualified above), underwriting and rate class whose Policies have been in force for the same length of time. Metropolitan Life reviews its cost of term insurance rates periodically and may adjust the rates from time to time.

    UNDERWRITING CLASS. The underwriting class of an insured affects the cost of term insurance rate. There are three underwriting classes: Guaranteed Issue, Simplified Underwriting, and Full Underwriting. Generally, Guaranteed Issue rates are greater than or equal to Simplified Issue rates. Simplified Issue rates are greater than or equal to Full Underwriting rates. Because only limited underwriting information is obtained in Guaranteed Issue and Simplified Underwriting, issuances of Policies under these underwriting classes may present additional mortality cost to Metropolitan Life relative to those issued under Full Underwriting and therefore result in higher cost of term insurance rates for the Policy.

    RATE CLASS. The rate class of an insured affects the cost of term insurance rate. Metropolitan Life currently places insureds into a standard rate class or rate classes involving a higher mortality risk. For Ages 20 and over, each such rate class may be further divided into a smoker division and a nonsmoker division. In an otherwise identical Policy, insureds in the standard rate class will have a lower cost of term insurance than those in the rate class with the higher mortality risk. Also, those insureds in the nonsmoker division of a rate class will have a lower cost of term insurance than those in the smoker division of the same rate class. In addition, females will have a lower cost of term insurance than males in the same rate class (except in Montana and Massachusetts, and in the case of Policies sold in connection with certain corporate sponsored plans).

    If a Policy owner requests a specified face amount increase at a time when the insured is in a less favorable rate class or division than previously, a correspondingly higher cost of insurance rate will apply to that portion of the underwritten term insurance amount attributable to the increase. On the other hand, if the insured's rate class or division improves, the lower cost of insurance rate will apply to the entire underwritten term insurance amount.

    CHARGE FOR MORTALITY AND EXPENSE RISKS. A monthly charge currently equivalent to an effective annual rate of up to .60% (up to .30% after the ninth policy year) of the monthly Policy cash value in the Separate Account is imposed to compensate Metropolitan Life for its assumption of certain mortality and expense risks and is guaranteed not to exceed an effective annual rate of .90%. Because the Policies have been offered only since 1993, the reduced current mortality and expense risk charge after the ninth Policy year has not yet taken effect as to any Policy.

    The mortality risk assumed is that insureds may live for a shorter period of time than estimated (i.e., the period of time based on the appropriate 1980 Commissioners Standard Ordinary Mortality Table) and, thus, a greater amount of death benefits than expected will be payable. The expense risk assumed is that expenses incurred in issuing and administering the Policies will be greater than estimated. Metropolitan Life will realize a gain if the charges prove ultimately to be more than sufficient to cover its actual costs of such mortality and expense commitments. If the charges are not sufficient, the loss will fall on Metropolitan Life. If its estimates of future mortality and expense experience are accurate, Metropolitan Life anticipates that it will realize a profit from the mortality and expense risk charge; however if such estimates are inaccurate, Metropolitan Life could incur a loss.

VARIATIONS IN CHARGES

    Sales and/or administrative charges may vary by group. Variations will depend upon the anticipated sales and/or administrative costs, respectively, associated with the sale of the Policy to the group or individuals associated with the group. Similarly, the charge for mortality and expense risks may vary by group. Variations in this charge will depend upon the nature of the group and individuals associated with the group. For example, if Metropolitan Life anticipates that, because of the nature of the group and individuals associated with the group, there is a greater risk that the mortality and administrative expense charges that could be made under the Policies would be insufficient to cover actual mortality and administrative expense costs, the mortality and expense risk charge would be higher.

    Variations in the charges will be made in accordance with Metropolitan Life's established and uniformly applied administrative procedures that are in effect at the time of the application for the Policy. Factors considered by Metropolitan Life in determining charges include, but are not limited to, the following: the nature of the group and its organizational framework; the method by which sales will be made to the individuals associated with the group; the facility with which premiums will be paid; the group's capabilities with respect to administrative tasks; the anticipated persistency of the Policies; the size of the group and the number of years it has been in existence; and the aggregate amount of premiums expected to be paid on Policies owned by the group or individuals associated with the group. Any variations in charges will be reasonable and will not be unfairly discriminatory to the interests of any Policy owner.

CHARGES AGAINST THE SEPARATE ACCOUNT

    CHARGE FOR INCOME TAXES. Currently, no charge is made against the Separate Account for income taxes. However, Metropolitan Life may decide to make such a charge in the future (see "Federal Tax Matters-Taxation of Metropolitan Life").

GUARANTEE OF CERTAIN CHARGES

    Metropolitan Life guarantees, and may not increase, the charges deducted from premiums with respect to the Policies.

OTHER CHARGES

    FUND INVESTMENT MANAGEMENT FEE AND OTHER EXPENSES. Shares of the Fund are purchased for the Separate Account at their net asset value. The net asset value of Fund shares is determined after deduction of the fee for investment management services and the deduction of direct expenses from the assets of the Fund as more fully described under "What are Separate Account UL, the Fixed Account and the Metropolitan Series Fund?" on page 5 and in the attached prospectus for the Fund.

    ILLUSTRATIONS OF DEATH BENEFITS AND CASH VALUES AND ACCUMULATED PREMIUMS

    The tables in this section illustrate the way in which a Policy's death benefit and cash value could vary over an extended period of time assuming that all premiums are allocated to and remain in the Separate Account for the entire period shown and hypothetical gross investment rates of return for the Fund (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross (after tax) annual rates of 0%, 6% and 12%. The tables are based on the payment of annual planned premiums (see "Premiums--Premium Limitations"), for a specified face amount of $100,000 for males aged 35 and 50. Each illustration assumes that the insured is in Metropolitan Life's standard nonsmoker full underwriting risk classification. Illustrations for an insured in Metropolitan Life's standard smoker full underwriting risk classification would show, for the same age and premium payments, lower cash values and, therefore, for the minimum death benefit and death benefit Option B, lower death benefits. Illustrations for an insured in Metropolitan Life's Simplified Issue or Guaranteed Issue classifications would generally show, for the same age, smoking class, rating class and premium payments, lower cash values than the corresponding full underwriting illustration. In addition, these illustrations do not reflect the refund of sales load discussed under "Charges and Deductions--Sales Load."

    The death benefits and cash values would be different from those shown if the actual gross investment rates of return averaged 0%, 6% or 12% over a period of years, but fluctuated above or below such averages for individual policy years. The values would also be different depending on the allocation of a Policy's total cash value among the investment divisions of the Separate Account, if the actual rates of return averaged 0%, 6% or 12% but the rates for each portfolio of the Fund varied above and below such averages.

    The amounts shown for the death benefits and cash values take into account the deductions from premiums and the monthly deduction from cash value and the daily charge to the Fund for investment management services equivalent to an annual rate of .51% of the average daily value of the aggregate net assets of the Fund (which represents a simple average of the maximum management fees applicable to the eleven available portfolios of the Fund) and .13% for other direct Fund expenses (the average of the expenses indicated in the chart of "Metropolitan Series Fund Annual Expenses", under "What are Separate Account UL, the Fixed Account and the Metropolitan Series Fund?"). The amounts do not reflect proposed management fee revisions expected to take effect August 1, 1997. If such revisions were reflected, the death benefit and cash value amounts would be lower.

    The guaranteed charges illustrations assume: (1) a cost of insurance rate equal to 100% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality tables; (2) a sales charge of 9% of premiums paid up to one target premium in each of the first ten Policy years and 3% of premiums paid up to one target premium in each Policy year thereafter; (3) an administrative charge of 1.05% of premiums paid up to one target premium and
 .05% for amounts in excess of one target premium in all Policy years; (4) a 1.2% DAC tax charge; (5) a 2.25% state premium tax charge; and (6) a mortality and expense risk charge of .90% of the average daily value of the assets in the Separate Account attributable to the Policies.

    The current charges illustrations assume: (1) the current cost of insurance rate; (2) a sales charge of 9% of premiums paid up to one target premium in each of the first ten Policy years and 0% of premiums paid up to one target premium in each Policy year thereafter; (3) an administrative charge of 1.05% of premiums paid up to one target premium and .05% of premiums paid in excess of one target premium in Policy years one through ten; and .05% of all premiums paid in Policy years eleven and after; (4) a 1.2% DAC tax charge; (5) a 2.25% state premium tax charge; and (6) a mortality and expense risk charge of .60% (.30% after the ninth Policy year) of the average daily value of the assets in the Separate Account attributable to the Policies.

    The tables are based on a minimum death benefit calculation using the Guideline Premium/Cash Value Corridor test. Certain tables have been footnoted to indicate differences in total cash value and total death benefit that arise when the Cash Value Accumulation test rather than the Guideline Premium/Cash Value Corridor test is used to determine minimum death benefit (see "Death Benefit Options--Minimum Death Benefit"). In general the death benefit calculated using the Cash Value Accumulation test will be equal to or greater than the death benefit calculated using the Guideline Premium/ Cash Value Corridor test.

    Taking account of the investment management fees and other Fund expenses, the gross annual investment rates of return of 0%, 6% and 12% correspond to actual (or net) annual rates of: -.64%, 5.32% and 11.28%, respectively.

    The hypothetical returns shown in the tables do not reflect any charges for income taxes against the Separate Account since no such charges are currently made. However, if in the future such charges are made, in order to produce the death benefits and cash values illustrated, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by a sufficient amount to cover the tax charges. (See "Federal Tax Matters--Taxation of Metropolitan Life".)

    The second column of the tables shows the amount which would accumulate if an amount equal to the annual planned premium were invested to earn interest, after taxes, at 5% compounded annually.

    Upon request, Metropolitan Life will furnish an illustration reflecting the proposed insured's age, sex, the specified face amount or premium amount requested, frequency of planned periodic premium payments, death benefit option selected and any available rider requested. When the yearly renewable term rider is available, an additional illustration may be requested showing the effect on Policy benefits of obtaining a portion of the coverage under such rider.

               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                               MALE ISSUE AGE 35
                   STANDARD NONSMOKER FULL UNDERWRITING RISK
            SPECIFIED FACE AMOUNT:  $100,000--DEATH BENEFIT OPTION A
                           GUARANTEED MAXIMUM CHARGES

                                                         TOTAL CASH VALUE(2)                TOTAL DEATH BENEFIT(2)
                                                        ASSUMING HYPOTHETICAL                ASSUMING HYPOTHETICAL
                                     PREMIUMS          GROSS ANNUAL INVESTMENT              GROSS ANNUAL INVESTMENT
                  END OF           ACCUMULATED             RATES OF RETURN                    RATES OF RETURN OF
                  POLICY          AT 5% INTEREST  ---------------------------------  -------------------------------------
                   YEAR              PER YEAR        0%         6%          12%          0%           6%           12%
                  -------         --------------  ---------  ---------  -----------  -----------  -----------  -----------
        1  .....................    $    1,050    $     639  $     683  $       727  $   100,000  $   100,000  $   100,000
        2  .....................         2,153        1,253      1,381        1,515      100,000      100,000      100,000
        3  .....................         3,310        1,844      2,095        2,368      100,000      100,000      100,000
        4  .....................         4,526        2,409      2,823        3,292      100,000      100,000      100,000
        5  .....................         5,802        2,945      3,564        4,292      100,000      100,000      100,000
        6  .....................         7,142        3,451      4,315        5,372      100,000      100,000      100,000
        7  .....................         8,549        3,926      5,075        6,542      100,000      100,000      100,000
        8  .....................        10,027        4,366      5,843        7,807      100,000      100,000      100,000
        9  .....................        11,578        4,772      6,617        9,177      100,000      100,000      100,000
       10  .....................        13,207        5,141      7,396       10,661      100,000      100,000      100,000
       15  .....................        22,657        6,670     11,653       20,660      100,000      100,000      100,000
       20  .....................        34,719        6,826     15,698       36,108      100,000      100,000      100,000
       25  .....................        50,113        4,801     18,720       60,770*     100,000      100,000      100,000*
       30  .....................        69,761            0(4)    19,366     102,009*           0(4)     100,000     124,451*(3)

---------

(1) Assumes annual planned premium payments of $1,000 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.

(2) Assumes no policy loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Policy to terminate because of insufficient cash value.

(3) Minimum death benefit applies; see "Death Benefit Options--Minimum Death Benefit" for further details.

 * If the Cash Value Accumulation test had been used, the following changes would apply:

   YR.                                 CASH        YR.                                 DEATH
   --                                  VALUE       --                                 BENEFIT
                                     ---------                                       ---------
25         ........................     60,384         25  ........................    120,315
30         ........................     96,245         30  ........................    169,459

(4) Zero values in cash value and death benefit indicate termination of coverage in the absence of a sufficient additional premium payment; see "Payment and Allocation of Premiums--Termination" for further details.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METROPOLITAN LIFE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                               MALE ISSUE AGE 35
                   STANDARD NONSMOKER FULL UNDERWRITING RISK
            SPECIFIED FACE AMOUNT:  $100,000--DEATH BENEFIT OPTION B
                           GUARANTEED MAXIMUM CHARGES

                                                             TOTAL CASH VALUE(2)               TOTAL DEATH BENEFIT(2)
                                                            ASSUMING HYPOTHETICAL               ASSUMING HYPOTHETICAL
                                          PREMIUMS         GROSS ANNUAL INVESTMENT             GROSS ANNUAL INVESTMENT
                     END OF             ACCUMULATED            RATES OF RETURN                   RATES OF RETURN OF
                     POLICY            AT 5% INTEREST  -------------------------------  -------------------------------------
                      YEAR                PER YEAR        0%         6%         12%         0%           6%           12%
                    -------            --------------  ---------  ---------  ---------  -----------  -----------  -----------
        1  ..........................    $    1,050    $     637  $     681  $     725  $   100,637  $   100,681  $   100,725
        2  ..........................         2,153        1,249      1,376      1,509      101,249      101,376      101,509
        3  ..........................         3,310        1,834      2,084      2,355      101,834      102,084      102,355
        4  ..........................         4,526        2,392      2,804      3,269      102,392      102,804      103,269
        5  ..........................         5,802        2,920      3,533      4,253      102,920      103,533      104,253
        6  ..........................         7,142        3,415      4,268      5,313      103,415      104,268      105,313
        7  ..........................         8,549        3,876      5,009      6,453      103,876      105,009      106,453
        8  ..........................        10,027        4,301      5,751      7,679      104,301      105,751      107,679
        9  ..........................        11,578        4,688      6,494      8,998      104,688      106,494      108,998
       10  ..........................        13,207        5,034      7,234     10,416      105,034      107,234      110,416
       15  ..........................        22,657        6,396     11,143     19,707      106,396      111,143      119,707
       20  ..........................        34,719        6,272     14,399     33,045      106,272      114,399      133,045
       25  ..........................        50,113        3,878     15,810     51,788      103,878      115,810      151,788
       30  ..........................        69,761            0(3)    13,510    77,727           0(3)     113,510     177,727

---------

(1) Assumes annual planned premium payments of $1,000 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.

(2) Assumes no policy loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Policy to terminate because of insufficient cash value.

(3) Zero values in cash value and death benefit indicate termination of insurance coverage in the absence of a sufficient additional premium payment; see "Payment and Allocation of Premiums--Termination" for further details.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METROPOLITAN LIFE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                               MALE ISSUE AGE 35
                   STANDARD NONSMOKER FULL UNDERWRITING RISK
            SPECIFIED FACE AMOUNT:  $100,000--DEATH BENEFIT OPTION C
                           GUARANTEED MAXIMUM CHARGES

                                                              TOTAL CASH VALUE(2)               TOTAL DEATH BENEFIT(2)
                                                             ASSUMING HYPOTHETICAL               ASSUMING HYPOTHETICAL
                                           PREMIUMS         GROSS ANNUAL INVESTMENT             GROSS ANNUAL INVESTMENT
                     END OF              ACCUMULATED            RATES OF RETURN                   RATES OF RETURN OF
                     POLICY             AT 5% INTEREST  -------------------------------  -------------------------------------
                      YEAR                 PER YEAR        0%         6%         12%         0%           6%           12%
                     -------            --------------  ---------  ---------  ---------  -----------  -----------  -----------
        1  ...........................    $    1,050    $     636  $     681  $     725  $   101,000  $   101,000  $   101,000
        2  ...........................         2,153        1,247      1,374      1,507      102,000      102,000      102,000
        3  ...........................         3,310        1,830      2,080      2,352      103,000      103,000      103,000
        4  ...........................         4,526        2,384      2,797      3,263      104,000      104,000      104,000
        5  ...........................         5,802        2,906      3,521      4,244      105,000      105,000      105,000
        6  ...........................         7,142        3,394      4,251      5,300      106,000      106,000      106,000
        7  ...........................         8,549        3,846      4,983      6,436      107,000      107,000      107,000
        8  ...........................        10,027        4,258      5,716      7,658      108,000      108,000      108,000
        9  ...........................        11,578        4,629      6,447      8,974      109,000      109,000      109,000
       10  ...........................        13,207        4,956      7,173     10,391      110,000      110,000      110,000
       15  ...........................        22,657        6,135     10,961     19,740      115,000      115,000      115,000
       20  ...........................        34,719        5,555     13,940     33,558      120,000      120,000      120,000
       25  ...........................        50,113        2,026     14,654     54,334      125,000      125,000      125,000
       30  ...........................        69,761            0(3)    10,432    87,287*           0(3)     130,000     130,000*

---------

(1) Assumes annual planned premium payments of $1,000 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.

(2) Assumes no policy loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Policy to terminate because of insufficient cash value.

(3) Zero values in cash value and death benefit indicate termination of insurance coverage in the absence of a sufficient additional premium payment; see "Payment and Allocation of Premiums--Termination" for further details.

 * If the Cash Value Accumulation test had been used, the following changes would apply:

   YR.                                 CASH        YR.                                 DEATH
   --                                  VALUE       --                                 BENEFIT
                                     ---------                                       ---------
30         ........................     86,616         30  ........................    152,505

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METROPOLITAN LIFE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                               MALE ISSUE AGE 35
                   STANDARD NONSMOKER FULL UNDERWRITING RISK
            SPECIFIED FACE AMOUNT:  $100,000--DEATH BENEFIT OPTION A
                                CURRENT CHARGES

                                                           TOTAL CASH VALUE(2)                TOTAL DEATH BENEFIT(2)
                                                          ASSUMING HYPOTHETICAL                ASSUMING HYPOTHETICAL
                                       PREMIUMS          GROSS ANNUAL INVESTMENT              GROSS ANNUAL INVESTMENT
                   END OF            ACCUMULATED             RATES OF RETURN                    RATES OF RETURN OF
                   POLICY           AT 5% INTEREST  ---------------------------------  -------------------------------------
                    YEAR               PER YEAR        0%         6%          12%          0%           6%           12%
                   -------          --------------  ---------  ---------  -----------  -----------  -----------  -----------
        1  .......................    $    1,050    $     777  $     825  $       874  $   100,000  $   100,000  $   100,000
        2  .......................         2,153        1,539      1,685        1,837      100,000      100,000      100,000
        3  .......................         3,310        2,288      2,580        2,896      100,000      100,000      100,000
        4  .......................         4,526        3,017      3,507        4,059      100,000      100,000      100,000
        5  .......................         5,802        3,730      4,471        5,337      100,000      100,000      100,000
        6  .......................         7,142        4,430      5,476        6,748      100,000      100,000      100,000
        7  .......................         8,549        5,118      6,524        8,306      100,000      100,000      100,000
        8  .......................        10,027        5,794      7,619       10,026      100,000      100,000      100,000
        9  .......................        11,578        6,457      8,761       11,926      100,000      100,000      100,000
       10  .......................        13,207        7,130      9,983       14,068      100,000      100,000      100,000
       15  .......................        22,657       10,563     17,307       29,185      100,000      100,000      100,000
       20  .......................        34,719       13,483     26,344       54,467*     100,000      100,000      100,000*
       25  .......................        50,113       15,732     37,502       97,075*     100,000      100,000      130,080*(3)
       30  .......................         69,761      16,948     51,287      168,203*     100,000      100,000      205,208*(3)

---------

(1) Assumes annual planned premium payments of $1,000 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.

(2) Assumes no policy loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Policy to terminate because of insufficient cash value.

(3) Minimum death benefit applies; see "Death Benefit Options--Minimum Death Benefit" for further details.

 * If the Cash Value Accumulation test had been used, the following changes would apply:

   YR.                                 CASH        YR.                                 DEATH
   --                                  VALUE       --                                 BENEFIT
                                     ---------                                       ---------
20         ........................     54,385         20  ........................    123,965
25         ........................     95,765         25  ........................    190,811
30         ........................    163,023         30  ........................    287,035

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METROPOLITAN LIFE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                               MALE ISSUE AGE 35
                   STANDARD NONSMOKER FULL UNDERWRITING RISK
            SPECIFIED FACE AMOUNT:  $100,000--DEATH BENEFIT OPTION B
                                CURRENT CHARGES

                                                           TOTAL CASH VALUE(2)                TOTAL DEATH BENEFIT(2)
                                                          ASSUMING HYPOTHETICAL                ASSUMING HYPOTHETICAL
                                       PREMIUMS          GROSS ANNUAL INVESTMENT              GROSS ANNUAL INVESTMENT
                   END OF            ACCUMULATED             RATES OF RETURN                    RATES OF RETURN OF
                   POLICY           AT 5% INTEREST  ---------------------------------  -------------------------------------
                    YEAR               PER YEAR        0%         6%          12%          0%           6%           12%
                   -------          --------------  ---------  ---------  -----------  -----------  -----------  -----------
        1  .......................    $    1,050    $     776  $     825  $       873  $   100,776  $   100,825  $   100,873
        2  .......................         2,153        1,537      1,683        1,834      101,537      101,683      101,834
        3  .......................         3,310        2,283      2,575        2,891      102,283      102,575      102,891
        4  .......................         4,526        3,010      3,499        4,048      103,010      103,499      104,048
        5  .......................         5,802        3,719      4,457        5,320      103,719      104,457      105,320
        6  .......................         7,142        4,414      5,455        6,721      104,414      105,455      106,721
        7  .......................         8,549        5,096      6,495        8,266      105,096      106,495      108,266
        8  .......................        10,027        5,765      7,578        9,970      105,765      107,578      109,970
        9  .......................        11,578        6,420      8,707       11,849      106,420      108,707      111,849
       10  .......................        13,207        7,084      9,913       13,964      107,084      109,913      113,964
       15  .......................        22,657       10,442     17,087       28,781      110,442      117,087      128,781
       20  .......................        34,719       13,210     25,743       53,114      113,210      125,743      153,114
       25  .......................        50,113       15,179     36,021       93,133      115,179      136,021      193,133
       30  .......................        69,761       15,898     47,812      158,881*     115,898      147,812      258,881*

---------

(1) Assumes annual planned premium payments of $1,000 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.

(2) Assumes no policy loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Policy to terminate because of insufficient cash value.

 * If the Cash Value Accumulation test had been used, the following changes would apply:

                                  CASH                                       DEATH
YR.                               VALUE    YR.                              BENEFIT
------------------------------  ---------  ------------------------------  ---------
30............................    158,644  30............................    279,325

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METROPOLITAN LIFE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                               MALE ISSUE AGE 35
                   STANDARD NONSMOKER FULL UNDERWRITING RISK
            SPECIFIED FACE AMOUNT:  $100,000--DEATH BENEFIT OPTION C
                                CURRENT CHARGES

                                                           TOTAL CASH VALUE(2)                TOTAL DEATH BENEFIT(2)
                                                          ASSUMING HYPOTHETICAL                ASSUMING HYPOTHETICAL
                                       PREMIUMS          GROSS ANNUAL INVESTMENT              GROSS ANNUAL INVESTMENT
                   END OF            ACCUMULATED             RATES OF RETURN                    RATES OF RETURN OF
                   POLICY           AT 5% INTEREST  ---------------------------------  -------------------------------------
                    YEAR               PER YEAR        0%         6%          12%          0%           6%           12%
                   -------          --------------  ---------  ---------  -----------  -----------  -----------  -----------
        1  .......................    $    1,050    $     776  $     824  $       873  $   101,000  $   101,000  $   101,000
        2  .......................         2,153        1,537      1,683        1,834      102,000      102,000      102,000
        3  .......................         3,310        2,283      2,575        2,891      103,000      103,000      103,000
        4  .......................         4,526        3,008      3,497        4,048      104,000      104,000      104,000
        5  .......................         5,802        3,716      4,455        5,319      105,000      105,000      105,000
        6  .......................         7,142        4,409      5,452        6,721      106,000      106,000      106,000
        7  .......................         8,549        5,090      6,491        8,267      107,000      107,000      107,000
        8  .......................        10,027        5,756      7,574        9,973      108,000      108,000      108,000
        9  .......................        11,578        6,408      8,701       11,855      109,000      109,000      109,000
       10  .......................        13,207        7,067      9,907       13,975      110,000      110,000      110,000
       15  .......................        22,657       10,396     17,087       28,887      115,000      115,000      115,000
       20  .......................        34,719       13,093     25,797       53,662*     120,000      120,000      120,000*
       25  .......................        50,113       14,903     36,275       95,309*     125,000      125,000      127,714*(3)
       30  .......................         69,761      15,250     48,661      165,259*     130,000      130,000      201,616*(3)

---------

(1) Assumes annual planned premium payments of $1,000 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.

(2) Assumes no policy loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Policy to terminate because of insufficient cash value.

(3) Minimum death benefit applies; see "Death Benefit Options--Minimum Death Benefit" for further details.

 * If the Cash Value Accumulation test had been used, the following changes would apply:

                                  CASH                                       DEATH
YR.                               VALUE    YR.                              BENEFIT
------------------------------  ---------  ------------------------------  ---------
20............................     53,661  20............................    122,316
25............................     94,574  25............................    188,440
30............................    161,075  30............................    283,604

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METROPOLITAN LIFE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                               MALE ISSUE AGE 50
                   STANDARD NONSMOKER FULL UNDERWRITING RISK
            SPECIFIED FACE AMOUNT:  $100,000--DEATH BENEFIT OPTION A
                               GUARANTEED CHARGES

                                                           TOTAL CASH VALUE(2)                TOTAL DEATH BENEFIT(2)
                                                          ASSUMING HYPOTHETICAL                ASSUMING HYPOTHETICAL
                                       PREMIUMS          GROSS ANNUAL INVESTMENT              GROSS ANNUAL INVESTMENT
                   END OF            ACCUMULATED             RATES OF RETURN                    RATES OF RETURN OF
                   POLICY           AT 5% INTEREST  ---------------------------------  -------------------------------------
                    YEAR               PER YEAR        0%         6%          12%          0%           6%           12%
                   -------          --------------  ---------  ---------  -----------  -----------  -----------  -----------
        1  .......................   $      2,625   $   1,448  $   1,554  $     1,661  $   100,000  $   100,000  $   100,000
        2  .......................          5,381       2,822      3,124        3,440      100,000      100,000      100,000
        3  .......................          8,275       4,119      4,707        5,347      100,000      100,000      100,000
        4  .......................         11,314       5,331      6,296        7,389      100,000      100,000      100,000
        5  .......................         14,505       6,454      7,886        9,576      100,000      100,000      100,000
        6  .......................         17,855       7,483      9,474       11,924      100,000      100,000      100,000
        7  .......................         21,373       8,416     11,056       14,448      100,000      100,000      100,000
        8  .......................         25,066       9,248     12,632       17,171      100,000      100,000      100,000
        9  .......................         28,945       9,976     14,196       20,116      100,000      100,000      100,000
       10  .......................         33,017      10,592     15,744       23,306      100,000      100,000      100,000
       15  .......................         56,644      12,265     23,734       45,138      100,000      100,000      100,000
       20  .......................         86,798       8,664     29,683       81,522*     100,000      100,000      100,000*
       25  .......................        125,284           0(4)    30,447     144,607*           0(4)     100,000     154,729*(3)
       30  .......................        174,402           0(4)    16,837     246,110*           0(4)     100,000     258,416*(3)

---------

(1) Assumes annual planned premium payments of $2,500 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.

(2) Assumes no policy loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Policy to terminate because of insufficient cash value.

(3) Minimum death benefit applies; see "Death Benefit Options--Minimum Death Benefit" for further details.

(4) Zero values in cash value and death benefit indicate termination of insurance coverage in the absence of a sufficient additional premium payment; see "Payment and Allocation of Premiums--Termination" for further details.

 * If the Cash Value Accumulation test had been used, the following changes would apply:

   YR.                                 CASH        YR.                                 DEATH
   --                                  VALUE       --                                 BENEFIT
                                     ---------                                       ---------
20         ........................     80,058         20  ........................    126,251
25         ........................    129,579         25  ........................    185,556
30         ........................    195,598         30  ........................    258,913

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METROPOLITAN LIFE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                               MALE ISSUE AGE 50
                   STANDARD NONSMOKER FULL UNDERWRITING RISK
            SPECIFIED FACE AMOUNT:  $100,000--DEATH BENEFIT OPTION B
                           GUARANTEED MAXIMUM CHARGES

                                                           TOTAL CASH VALUE(2)               TOTAL DEATH BENEFIT(2)
                                                          ASSUMING HYPOTHETICAL               ASSUMING HYPOTHETICAL
                                        PREMIUMS         GROSS ANNUAL INVESTMENT             GROSS ANNUAL INVESTMENT
                    END OF            ACCUMULATED            RATES OF RETURN                   RATES OF RETURN OF
                    POLICY           AT 5% INTEREST  -------------------------------  -------------------------------------
                     YEAR               PER YEAR        0%         6%         12%         0%           6%           12%
           ------------------------  --------------  ---------  ---------  ---------  -----------  -----------  -----------
        1  ........................   $      2,625   $   1,435  $   1,540  $   1,646  $   101,435  $   101,540  $   101,646
        2  ........................          5,381       2,785      3,083      3,395      102,785      103,083      103,395
        3  ........................          8,275       4,045      4,621      5,249      104,045      104,621      105,249
        4  ........................         11,314       5,205      6,145      7,209      105,205      106,145      107,209
        5  ........................         14,505       6,260      7,644      9,276      106,260      107,644      109,276
        6  ........................         17,855       7,204      9,111     11,456      107,204      109,111      111,456
        7  ........................         21,373       8,033     10,538     13,753      108,033      110,538      113,753
        8  ........................         25,066       8,742     11,917     16,171      108,742      111,917      116,171
        9  ........................         28,945       9,326     13,239     18,718      109,326      113,239      118,718
       10  ........................         33,017       9,777     14,490     21,394      109,777      114,490      121,394
       15  ........................         56,644      10,221     19,779     37,538      110,221      119,779      137,538
       20  ........................         86,798       4,877     19,709     56,266      104,877      119,709      156,266
       25  ........................        125,284           0(3)     8,915    74,563           0(3)     108,915     174,563
       30  ........................        174,402           0(3)         0(3)    84,040           0(3)           0(3)     184,040

---------

(1) Assumes annual planned premium payments of $2,500 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.

(2) Assumes no policy loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Policy to terminate because of insufficient cash value.

(3) Zero values in cash value and death benefit indicate termination of insurance coverage in the absence of a sufficient additional premium payment; see "Payment and Allocation of Premiums--Termination" for further details.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METROPOLITAN LIFE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                               MALE ISSUE AGE 50
                   STANDARD NONSMOKER FULL UNDERWRITING RISK
            SPECIFIED FACE AMOUNT:  $100,000--DEATH BENEFIT OPTION C
                           GUARANTEED MAXIMUM CHARGES

                                                            TOTAL CASH VALUE(2)                TOTAL DEATH BENEFIT(2)
                                                           ASSUMING HYPOTHETICAL                ASSUMING HYPOTHETICAL
                                        PREMIUMS          GROSS ANNUAL INVESTMENT              GROSS ANNUAL INVESTMENT
                    END OF            ACCUMULATED             RATES OF RETURN                    RATES OF RETURN OF
                    POLICY           AT 5% INTEREST  ---------------------------------  -------------------------------------
                     YEAR               PER YEAR        0%         6%          12%          0%           6%           12%
                   -------           --------------  ---------  ---------  -----------  -----------  -----------  -----------
        1  ........................   $      2,625   $   1,430  $   1,536  $     1,642  $   102,500  $   102,500  $   102,500
        2  ........................          5,381       2,767      3,066        3,379      105,000      105,000      105,000
        3  ........................          8,275       4,002      4,582        5,213      107,500      107,500      107,500
        4  ........................         11,314       5,124      6,070        7,142      110,000      110,000      110,000
        5  ........................         14,505       6,123      7,519        9,169      112,500      112,500      112,500
        6  ........................         17,855       6,989      8,917       11,295      115,000      115,000      115,000
        7  ........................         21,373       7,714     10,251       13,524      117,500      117,500      117,500
        8  ........................         25,066       8,287     11,511       15,860      120,000      120,000      120,000
        9  ........................         28,945       8,696     12,680       18,309      122,500      122,500      122,500
       10  ........................         33,017       8,926     13,737       20,872      125,000      125,000      125,000
       15  ........................         56,644       7,137     17,077       36,286      137,500      137,500      137,500
       20  ........................         86,798           0(3)    11,189      54,468           0(3)     150,000     150,000
       25  ........................        125,284           0(3)         0(3)      74,223           0(3)           0(3)     162,500
       30  ........................        174,402           0(3)         0(3)      90,984           0(3)           0(3)     175,000

---------

(1) Assumes annual planned premium payments of $2,500 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.

(2) Assumes no policy loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Policy to terminate because of insufficient cash value.

(3) Zero values in cash value and death benefit indicate termination of insurance coverage in the absence of a sufficient additional premium payment; see "Payment and Allocation of Premiums--Termination" for further details.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METROPOLITAN LIFE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                               MALE ISSUE AGE 50
                   STANDARD NONSMOKER FULL UNDERWRITING RISK
            SPECIFIED FACE AMOUNT:  $100,000--DEATH BENEFIT OPTION A
                                CURRENT CHARGES

                                                           TOTAL CASH VALUE(2)                 TOTAL DEATH BENEFIT(2)
                                                          ASSUMING HYPOTHETICAL                 ASSUMING HYPOTHETICAL
                                      PREMIUMS           GROSS ANNUAL INVESTMENT               GROSS ANNUAL INVESTMENT
                   END OF           ACCUMULATED              RATES OF RETURN                     RATES OF RETURN OF
                   POLICY          AT 5% INTEREST  -----------------------------------  -------------------------------------
                    YEAR              PER YEAR        0%          6%           12%          0%           6%           12%
                  -------          --------------  ---------  -----------  -----------  -----------  -----------  -----------
        1  ......................   $      2,625   $   1,930  $     2,051  $     2,173  $   100,000  $   100,000  $   100,000
        2  ......................          5,381       3,820        4,183        4,561      100,000      100,000      100,000
        3  ......................          8,275       5,669        6,398        7,186      100,000      100,000      100,000
        4  ......................         11,314       7,482        8,703       10,077      100,000      100,000      100,000
        5  ......................         14,505       9,255       11,101       13,261      100,000      100,000      100,000
        6  ......................         17,855      10,991       13,597       16,773      100,000      100,000      100,000
        7  ......................         21,373      12,682       16,192       20,643      100,000      100,000      100,000
        8  ......................         25,066      14,328       18,887       24,909      100,000      100,000      100,000
        9  ......................         28,945      15,933       21,693       29,622      100,000      100,000      100,000
       10  ......................         33,017      17,546       24,688       34,935      100,000      100,000      100,000
       15  ......................         56,644      25,616       42,627       72,780*     100,000      100,000      100,000*
       20  ......................         86,798      32,158       65,215*     136,989*     100,000      100,000*     158,907*(3)
       25  ......................        125,284      36,065       94,693*     243,823*     100,000      101,321 (3)     260,890*(3)
       30  ......................        174,402      35,841      133,192*     422,237*     100,000      139,851 (3)     443,348*(3)

---------

(1) Assumes annual planned premium payments of $2,500 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.

(2) Assumes no policy loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Policy to terminate because of insufficient cash value.

(3) Minimum death benefit applies; see "Death Benefit Options--Minimum Death Benefit"for further details.

 * If the Cash Value Accumulation test had been used, the following changes would apply:

YEAR          CV         DB         INT
---------  ---------  ---------  ---------
20            65,202    102,824         6%
25            92,590    132,589         6%
30           124,396    164,662         6%
15            72,535    127,712        12%
20           133,539    210,591        12%
25           230,053    329,435        12%
30           380,056    503,080        12%

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METROPOLITAN LIFE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                               MALE ISSUE AGE 50
                   STANDARD NONSMOKER FULL UNDERWRITING RISK
            SPECIFIED FACE AMOUNT:  $100,000--DEATH BENEFIT OPTION B
                                CURRENT CHARGES

                                                           TOTAL CASH VALUE(2)                 TOTAL DEATH BENEFIT(2)
                                                          ASSUMING HYPOTHETICAL                 ASSUMING HYPOTHETICAL
                                      PREMIUMS           GROSS ANNUAL INVESTMENT               GROSS ANNUAL INVESTMENT
                   END OF           ACCUMULATED            RATES OF RETURN OF                    RATES OF RETURN OF
                   POLICY          AT 5% INTEREST  -----------------------------------  -------------------------------------
                    YEAR              PER YEAR        0%          6%           12%          0%           6%           12%
                  -------          --------------  ---------  -----------  -----------  -----------  -----------  -----------
        1  ......................   $      2,625   $   1,925  $     2,047  $     2,168  $   101,925  $   102,047  $   102,168
        2  ......................          5,381       3,807        4,169        4,545      103,807      104,169      104,545
        3  ......................          8,275       5,641        6,366        7,149      105,641      106,366      107,149
        4  ......................         11,314       7,433        8,645       10,008      107,433      108,645      110,008
        5  ......................         14,505       9,179       11,006       13,145      109,179      111,006      113,145
        6  ......................         17,855      10,879       13,454       16,589      110,879      113,454      116,589
        7  ......................         21,373      12,526       15,983       20,365      112,526      115,983      120,365
        8  ......................         25,066      14,118       18,594       24,504      114,118      118,594      124,504
        9  ......................         28,945      15,656       21,293       29,047      115,656      121,293      129,047
       10  ......................         33,017      17,190       24,153       34,135      117,190      124,153      134,135
       15  ......................         56,644      24,561       40,713       69,281      124,561      140,713      169,281
       20  ......................         86,798      29,607       59,572      125,747      129,607      159,572      225,747
       25  ......................        125,284      30,361       79,016      215,388      130,361      179,016      315,388
       30  ......................        174,402      24,500       96,227      357,289*     124,500      196,227      457,289*

---------

(1) Assumes annual planned premium payments of $2,500 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.

(2) Assumes no policy loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Policy to terminate because of insufficient cash value.

 * If the Cash Value Accumulation test had been used, the following changes would apply:

YEAR          CV         DB
---------  ---------  ---------
30           356,440    471,820

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METROPOLITAN LIFE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

          FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY(1)
                               MALE ISSUE AGE 50
                   STANDARD NONSMOKER FULL UNDERWRITING RISK
            SPECIFIED FACE AMOUNT:  $100,000--DEATH BENEFIT OPTION C
                                CURRENT CHARGES

                                                           TOTAL CASH VALUE(2)                 TOTAL DEATH BENEFIT(2)
                                                          ASSUMING HYPOTHETICAL                 ASSUMING HYPOTHETICAL
                                      PREMIUMS           GROSS ANNUAL INVESTMENT               GROSS ANNUAL INVESTMENT
                   END OF           ACCUMULATED            RATES OF RETURN OF                    RATES OF RETURN OF
                   POLICY          AT 5% INTEREST  -----------------------------------  -------------------------------------
                    YEAR              PER YEAR        0%          6%           12%          0%           6%           12%
                  -------          --------------  ---------  -----------  -----------  -----------  -----------  -----------
        1  ......................   $      2,625   $   1,924  $     2,046  $     2,168  $   102,500  $   102,500  $   102,500
        2  ......................          5,381       3,804        4,166        4,543      105,000      105,000      105,000
        3  ......................          8,275       5,634        6,360        7,145      107,500      107,500      107,500
        4  ......................         11,314       7,419        8,634       10,002      110,000      110,000      110,000
        5  ......................         14,505       9,155       10,990       13,139      112,500      112,500      112,500
        6  ......................         17,855      10,843       13,431       16,586      115,000      115,000      115,000
        7  ......................         21,373      12,474       15,953       20,369      117,500      117,500      117,500
        8  ......................         25,066      14,044       18,556       24,522      120,000      120,000      120,000
        9  ......................         28,945      15,556       21,247       29,090      122,500      122,500      122,500
       10  ......................         33,017      17,055       24,098       34,220      125,000      125,000      125,000
       15  ......................         56,644      24,100       40,673       70,198      137,500      137,500      137,500
       20  ......................         86,798      28,272       59,886      130,853*     150,000      150,000      151,790*(3)
       25  ......................        125,284      26,447       80,894      233,613*     162,500      162,500      249,966*(3)
       30  ......................        174,402      13,111      102,765      405,220*     175,000      175,000      425,481*(3)

---------

(1) Assumes annual planned premium payments of $2,500 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.

(2) Assumes no policy loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Policy to terminate because of insufficient cash value.

(3) Minimum death benefit applies; see "Death Benefit Options--Minimum Death Benefit" for further details.

 * If the Cash Value Accumulation test had been used, the following changes would apply:

YEAR          CV         DB
---------  ---------  ---------
20           129,610    204,395
25           223,739    320,395
30           370,048    489,832

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METROPOLITAN LIFE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                 POLICY RIGHTS

    The description of rights under the Policy set forth below assumes that no riders are in effect. See the Appendix to Prospectus for a discussion of how these rights may be affected by certain riders under the Policy.

LOAN PRIVILEGES

    POLICY LOAN. At any time, the Policy owner may borrow money from Metropolitan Life using the Policy as the only security for the loan. The smallest amount the Policy owner can borrow at any one time is $250. The maximum amount that may be borrowed at any time is the loan value. The loan value equals the cash surrender value less two monthly deductions or, if greater, 75% (90% for Policies issued in Virginia or Maryland) of the cash surrender value (or, in Texas, the Policy's cash surrender value less two monthly deductions or 100% of the cash surrender value in the Fixed Account and 75% of the cash surrender value in the separate account, if greater). For situations where a Policy loan may be treated as a taxable distribution, see "Federal Tax Matters."

    ALLOCATION OF POLICY LOAN. Metropolitan Life will allocate a Policy loan among the Fixed Account and the investment divisions of the Separate Account on a Pro Rata Basis.

    INTEREST. Loan interest is charged daily at the rate Metropolitan Life sets from time to time. This rate will never be more than the maximum allowed by law and will not change more often than once a year on the anniversary of the date of the Policy.

    The rate of interest Metropolitan Life sets for a Policy year may not be more than the higher of:

    (a) The Published Monthly Average for the calendar month ending 2 months before the start of the Policy year; and

    (b) The rate Metropolitan Life uses to compute the guaranteed cash value of the Policy for the Policy year, plus no more than 1%.

    The Published Monthly Average means:

    (a) Moody's Corporate Bond Yield Average Monthly Average Corporates, as published by Moody's Investors Service, Inc. or any successor to that service;

    (b) If that average is no longer published, a substantially similar average, established by regulation issued by the Insurance Supervisory official of the state in which the Policy is delivered.

    If the maximum limit for a Policy year is at least 1/2% higher than the rate set for the prior Policy year, Metropolitan Life may increase the rate to no more than that limit. If the maximum limit for a Policy year is at least 1/2% lower than the rate set for the prior Policy year, Metropolitan Life will reduce the rate to at least that limit.

    When a loan is made, Metropolitan Life will inform the Policy owner of the initial rate applicable to that loan. Metropolitan Life will mail the Policy owner advance notice if there is to be an increase in the rate applicable to an existing loan. The interest charged on a Policy loan accrues daily.

    Interest payments are due at the end of each Policy year. If unpaid within 31 days after it is due, interest will be treated as a new loan subject to the interest rates applicable at that time and an amount equal to such interest due will be transferred from the Fixed Account and the investment divisions of the Separate Account on a Pro Rata Basis to the Policy Loan Account.

    The Tax Reform Act of 1986 phased out the consumer interest deduction for federal income tax purposes. Thus, for individuals, interest paid to Metropolitan Life in connection with Policy loans used for consumer purposes is no longer deductible.

    Generally, pursuant to legislation enacted in 1996, no deduction is allowed for interest on Policy owner loans on life insurance policies owned by businesses where the insured is an officer, employee, or a financially interested person, subject to certain exceptions for key person insurance covering a limited number of individuals. Counsel and other competent advisors should be consulted with respect to the deductibility of Policy loan interest for income tax purposes. See "Federal Tax Matters."

    EFFECT OF A POLICY LOAN. As of the Date of Receipt of the loan request, cash value equal to the portion of the Policy loan allocated to the Fixed Account and to each investment division will be transferred from the Fixed Account and/or such investment divisions to a Policy Loan Account within the General Account, reducing the Policy's cash value in the accounts from which the transfer was made.

    Cash value in the Policy Loan Account equal to indebtedness will be credited with interest at a rate equal to the loan rate charged less a percentage charge, based on expenses associated with Policy loans, determined by Metropolitan Life. This percentage charge will not exceed 2%. In any event the minimum rate credited to the Policy Loan Account will be 4% per year. NO ADDITIONAL INTEREST WILL BE CREDITED TO THE CASH VALUE IN THE POLICY LOAN ACCOUNT, NOR WILL THE CASH VALUE IN THE POLICY LOAN ACCOUNT PARTICIPATE IN ANY INVESTMENT EXPERIENCE APPLICABLE TO THE SEPARATE ACCOUNT.

    The Policy's cash value in the Policy Loan Account will be the outstanding indebtedness on the valuation date plus any interest credited to the Policy Loan Account which has not yet been allocated to the Fixed Account or the investment divisions of the Separate Account as of the Valuation Date. Interest credited to amounts in the Policy Loan Account will be allocated at least once a year among the Fixed Account and the investment divisions of the Separate Account in the same proportion as the net premiums are then being allocated.

    INDEBTEDNESS. Indebtedness equals the outstanding Policy loan plus accrued interest thereon. If, on a monthly anniversary, indebtedness exceeds the cash value minus the monthly deduction, Metropolitan Life will notify the Policy owner and any assignee of record. If a sufficient payment is not made to Metropolitan Life within 61 days from the monthly anniversary, the Policy will terminate without value. The Policy may, however, later be reinstated, subject to certain conditions (see "Policy Termination and Reinstatement.")

    REPAYMENT OF INDEBTEDNESS. Indebtedness may be repaid any time before the Final Date while the insured is living. The minimum repayment is $25. If not repaid, Metropolitan Life will deduct indebtedness from any amount payable under the Policy. As of the Date of Receipt of the repayment, the Policy's cash value in the Policy Loan Account securing indebtedness will be allocated among the Fixed Account and the investment divisions of the Separate Account in the same proportion that net premiums are being allocated to those accounts at the time of repayment, except any amount borrowed from the Fixed Account will be repaid to the Fixed Account first. The Policy owner should designate whether a payment is intended as a loan repayment or a premium payment. Any payment for which no designation is made will be treated as a premium payment.

SURRENDER AND WITHDRAWAL PRIVILEGES

    Subject to the limitations set forth below, at any time before the earlier of the death of the insured and the Final Date, the Policy owner may make a partial withdrawal or totally surrender the Policy by sending a written request to Metropolitan Life. The maximum amount available for surrenders or withdrawal is the cash surrender value on the Date of Receipt of the request. For any tax consequences in connection with a partial withdrawal or surrender, see "Federal Tax Matters."

    SURRENDERS. The Policy owner may surrender the Policy for its cash surrender value. If the Policy is being surrendered, Metropolitan Life may require that the Policy itself be returned along with the request. A Policy owner may elect to have the proceeds paid in a single sum or applied under an optional income plan (see "Appendix to Prospectus.") If the insured dies after the surrender of the Policy and payment to the Policy owner of the cash surrender value but before the end of the Policy month in which the surrender occurred, a death benefit will be payable to the beneficiary in an amount equal to the difference between the Policy's death benefit and cash value, both computed as of the surrender date.

    PARTIAL WITHDRAWALS. The Policy owner may make a partial withdrawal from the Policy's cash surrender value. The minimum partial withdrawal is $250. There is no charge for a partial withdrawal. The amount withdrawn will be deducted from the Policy's cash value as of the Date of Receipt. The amount will be deducted from the Fixed Account and the investment divisions of the Separate Account on a Pro Rata Basis.

    When death benefit Option A is in effect, any partial withdrawal will reduce the specified face amount, and thus the death benefit, by the amount withdrawn. When death benefit Option B is in effect, the amount withdrawn will not reduce the specified face amount. When death benefit Option C is in effect, the amount withdrawn will not reduce the specified face amount, except by the amount that cumulative withdrawals exceed cumulative premiums paid. The death benefit will be reduced under Option B or C by the amount withdrawn. If increases in the specified face amount previously have occurred, a partial withdrawal when Death Benefit Option A is in effect will reduce the specified face amount in the same manner as would a direct request by the Policy owner to reduce the specified face amount (see "Policy Benefits-- Decreases"). A decrease in the specified face amount may affect the Policy's status as a modified endowment contract for tax purposes (see "Federal Tax Matters").

    A Policy owner will not be permitted to make any partial withdrawal that would reduce the specified face amount of the Policy below the Minimum Initial Specified Face Amount in the first five Policy years or one-half the Minimum Initial Specified Face Amount thereafter (see "Policy Benefits--Decreases"), or that would result in total premiums paid exceeding the then current maximum premium limitation determined by Internal Revenue Code Rules (see "Premiums-- Premium Limitations"). A partial withdrawal will also not be permitted unless the resulting cash surrender value would be sufficient to pay at least two monthly deductions. Any time a request for a partial withdrawal is received that would reduce the specified face amount below the minimum face amount, result in total premiums paid exceeding maximum premium limitations, or reduce the cash surrender value below two monthly deductions, Metropolitan Life will not implement the partial withdrawal request, but will contact the Policy owner as to whether the request should be withdrawn or reduced to a smaller amount or changed to a request for the full cash surrender value.

EXCHANGE PRIVILEGE

    During the first 24 Policy months following the issuance of the Policy, the Policy owner may exercise the Policy exchange privilege, which results in the transfer at any one time of the entire amount in the Separate Account to the Fixed Account, notwithstanding any charges on transfers described in "Allocation of Premiums and Cash Value--Cash Value Transfers", and the allocation of all future net premiums to the Fixed Account. This will, in effect, serve as an exchange of the Policy for the equivalent of a flexible premium fixed benefit life insurance policy. No charge will be imposed on such transfer in exercising this exchange privilege. Moreover, the Policy owner may subsequently transfer amounts back to one or more of the investment divisions of the Separate Account at any time, within the limitations described in "Allocation of Premiums and Cash Value--Cash Value Transfers".

    In those states which require it, the Policy owner may also, during the first 24 Policy months following the issuance of the Policy, without charge, on one occasion exchange any Policy still in force for a flexible premium fixed benefit life insurance policy issued by Metropolitan Life. Upon such exchange, the Policy's cash value will be transferred to the General Account of Metropolitan Life.

                               THE FIXED ACCOUNT

    A Policy owner may allocate net premiums and transfer cash value to the Fixed Account, which is part of the General Account of Metropolitan Life. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 and neither the Fixed Account nor the General Account has been registered as an investment company under the 1940 Act. Accordingly, neither the General Account, the Fixed Account nor any interests therein are generally subject to the provisions of these Acts and Metropolitan Life has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

GENERAL DESCRIPTION

    This Prospectus is generally intended to serve as a disclosure document only for the aspects of the Policy involving the Separate Account and contains only selected information regarding the Fixed Account. For complete details regarding the Fixed Account, see the Policy itself.

    The General Account consists of all assets owned by Metropolitan Life other than those in the Separate Account and other legally-segregated separate accounts. Subject to applicable law, Metropolitan Life has sole discretion over the investment of the assets of the General Account, including those in the Fixed Account. Unlike the assets of the Separate Account, the assets in the Fixed Account, as a part of the General Account, are chargeable with liabilities arising out of any other business of Metropolitan Life.

    A Policy owner may elect to allocate net premiums to the Fixed Account or to transfer cash value from the investment divisions of the Separate Account to the Fixed Account. The allocation or transfer of funds to the Fixed Account does not entitle a Policy owner to share in the investment experience of the General Account. Instead, Metropolitan Life guarantees that cash value in the Fixed Account will accrue interest at an effective annual rate of at least 4%, independent of the actual investment experience of the General Account. Metropolitan Life is not obligated to credit interest at any higher rate, although Metropolitan Life may, in its sole discretion, do so. Any allocation of net premium or cash value transfers to the Fixed Account will be subject to Metropolitan Life's prior approval for each Owner whose cash value in the Fixed Account is at least $60,000,000 in the aggregate for all of the Owner's Policies. Without such approval, no further net premium may be allocated to the Fixed Account and no cash value transfers to the Fixed Account will be permitted.

FIXED ACCOUNT BENEFITS

    The Policy owner may select death benefit Option A, B or C under the Policy and may change such option or the Policy's specified face amount, subject to satisfactory evidence of insurability where required and subject to all the conditions and limitations applicable to such transactions generally (see "Policy Benefits--Death Benefits").

FIXED ACCOUNT CASH VALUE

    Net premiums allocated to the Fixed Account are credited to the Policy. Metropolitan Life guarantees that interest credited to each Policy owner's cash value in the Fixed Account will not be less than an effective annual rate of at least 4% per year. Metropolitan Life may declare any rate of interest in excess of 4% at any time to be credited to amounts of cash value in the Fixed Account subject to the following conditions: Metropolitan Life will not change the rate of excess interest on any premiums paid during any month of the year before the first day of the same month of the subsequent year; thereafter, Metropolitan Life will not change the rate of excess interest for a period of twelve months from the date declared. Different rates of excess interest may apply to premium payments made in different months of the year and at the end of each twelve-month period, and different rates of excess interest may apply to cash value related to premiums received in a given month of each prior year. Transfers made into the Fixed Account will be treated as new premium payments for these purposes.

    The guaranteed and excess interest are credited each Valuation Date. Once credited, that interest will be guaranteed and become part of the Policy's cash value in the Fixed Account. The monthly deduction will be charged against the most recent premiums paid and interest credited thereto.

    ANY INTEREST METROPOLITAN LIFE CREDITS ON THE POLICY'S CASH VALUE IN THE FIXED ACCOUNT IN EXCESS OF THE GUARANTEED RATE OF 4% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF METROPOLITAN LIFE. THE POLICY OWNER ASSUMES THE RISK THAT INTEREST CREDITED TO AMOUNTS OF CASH VALUE IN THE FIXED ACCOUNT MAY NOT EXCEED THE GUARANTEED MINIMUM RATE OF 4% PER YEAR. The cash value in the Fixed Account will be calculated on each Valuation Date.

    The Policy's cash value in the Fixed Account will reflect the amount and frequency of premium payments allocated to the Fixed Account, the amount of interest credited to amounts in the Fixed Account, any partial withdrawals, any transfers from or to the investment divisions of the Separate Account, any Policy indebtedness and any charges imposed on amounts in the Fixed Account in connection with the Policy.

    The portion of the monthly deduction attributable to the Fixed Account will be determined as of the actual monthly anniversary, even if the monthly anniversary does not fall on a Valuation Date.

TRANSFERS, WITHDRAWALS, SURRENDERS, AND POLICY LOANS

    Amounts in the Fixed Account are subject to the same rights and limitations as are amounts allocated to the investment divisions of the Separate Account with respect to transfers, withdrawals, surrenders and Policy loans, except that the maximum amount that may be transferred or withdrawn from the Fixed Account in any Policy year is the greater of $50.00 or 25% of the largest amount in the Fixed Account over the last four Policy years. This limit does not apply to a full surrender, or to any loans taken. See "Allocation of Premiums and Cash Value--Cash Value Transfers;" "Loan Privileges," "Surrender and Withdrawal Privileges."

    Metropolitan Life reserves the right to delay transfers, withdrawals, surrenders and the payment of the Policy loans allocated to the Fixed Account for up to six months (see "Other Policy Provisions--Payment and Deferment"). Payments to pay premiums on another policy with Metropolitan Life will not be delayed.

                      RIGHTS RESERVED BY METROPOLITAN LIFE

    Metropolitan Life reserves the right to make certain changes if, in its judgment, they would best serve the interests of the Policy owners or would be appropriate in carrying out the purposes of the Policies. Any changes will be made only to the extent and in the manner permitted by applicable laws. Also, when required by law, Metropolitan Life will obtain Policy owner approval of the changes and approval from any appropriate regulatory authority. Examples of the changes Metropolitan Life may make include:

    - To operate the Separate Account in any form permitted under the 1940 Act or in any other form permitted by law.

    - To take any action necessary to comply with or obtain and continue any exemptions from the 1940 Act.

    - To transfer any assets in any investment division to another investment division, or to one or more separate accounts, or to the Fixed Account; or to add, combine or remove investment divisions in the Separate Account.

    - To substitute, for the Fund shares held in any investment division, the shares of another portfolio of the Fund or the shares of another investment company or any other investment permitted by law.

    - To change the way Metropolitan Life assesses charges, but without increasing the aggregate amount charged to the Fixed Account and the Separate Account in connection with the Policies.

    - To make any other necessary technical changes in the Policy in order to conform with any action the above provisions permit Metropolitan Life to take.

    If any of these changes result in a material change in the underlying investments of an investment division to which the net premiums of a Policy are allocated, Metropolitan Life will notify the Policy owner of such change, and the owner may then make a new choice of investment divisions or the Fixed Account without charge.

                            OTHER POLICY PROVISIONS

    OWNER. The Owner of a Policy is an employer, employer sponsored plan, or other organization or an individual associated with such employer or organization so designated in the application or as subsequently changed, unless another Owner has been named in the application for the Policy. The Owner is entitled to exercise all rights under a Policy while the insured is alive, including the right to name a new Owner or a contingent Owner who would become the Policy owner if the Owner should cease to exist before the insured dies. The Policy owner may also designate another person or entity to exercise rights under the Policy with the approval of Metropolitan Life.

    BENEFICIARY. The beneficiary is the entity or entities and/or person or persons to whom the insurance proceeds are payable upon the insured's death. The owner may name a contingent beneficiary to become the beneficiary if all the beneficiaries cease to exist while the insured is alive. If no beneficiary or contingent beneficiary exists when the insured dies, the owner (or the owner's estate, if applicable) will be the beneficiary. While the insured is alive, the owner may change any beneficiary or contingent beneficiary.

    If more than one beneficiary exists when the insured dies, they will be paid in equal shares, unless the owner has chosen otherwise.

    INCONTESTABILITY. Metropolitan Life will not contest the validity of a Policy after it has been in force during the insured's lifetime for two years from the Date of Policy (or date of reinstatement if a terminated Policy is reinstated). Metropolitan Life will not contest the validity of any increase in the death benefit after such increase has been in force during the insured's lifetime for two years from its effective date.

    SUICIDE. The insurance proceeds will not be paid if the insured commits suicide, while sane or insane, within two years (one year in Colorado and North Dakota) from the Date of Policy. Instead, Metropolitan Life will pay the beneficiary an amount equal to all premiums paid for the Policy, without interest, less any outstanding Policy loan and accrued loan interest and less any partial cash withdrawal. If the insured commits suicide, while sane or insane, more than two years after the Date of Policy but within two years (one year in Colorado and North Dakota) from the effective date of any increase in the death benefit, Metropolitan Life's liability with respect to such increase will be limited to the cost thereof.

    AGE AND SEX. If the insured's age or sex as stated in the application for a Policy is not correct, benefits under a Policy will be adjusted to reflect the correct age and sex.

    COLLATERAL ASSIGNMENT. The owner may assign a Policy as collateral. All rights under the Policy will be transferred to the extent of the assignee's interest. Metropolitan Life is not bound by an assignment or release thereof, unless it is in writing and is recorded at the Designated Office. Metropolitan Life is not responsible for the validity of any assignment or release thereof.

    PAYMENT AND DEFERMENT. With respect to amounts in the investment divisions of the Separate Account, payment of the death benefit, all or a portion of the cash surrender value, free look proceeds or a loan will ordinarily be made within seven days after the Date of Receipt of all documents required for such payment. Metropolitan Life will pay interest on the amount of death benefit at a rate which is currently 4% per year (or such higher rate as may be required by state law) from the date of death until the date of payment of the death benefit.

    However, Metropolitan Life may defer the determination, application or payment of any such amount or any transfer of cash value for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), for any period during which any emergency exists as a result of which it is not reasonably practicable for Metropolitan Life to determine the investment experience for a Policy or for such other periods as the Securities and Exchange Commission may by order permit for the protection of Policy owners, provided the delay is permitted under New York State Insurance Law and regulations. Metropolitan Life will not defer a loan used to pay premiums on other policies issued by it.

    As with traditional life insurance, Metropolitan Life can delay payment of the entire insurance proceeds or other Policy benefits if entitlement to payment is being questioned or is uncertain.

    DIVIDENDS. The Policies are nonparticipating. This means that they are not eligible for dividends, and they do not participate in any distribution of Metropolitan Life's surplus.

    The description throughout this Prospectus of the features of the Policies is subject to the specific terms of the Policies.

                    SALES AND ADMINISTRATION OF THE POLICIES

    Metropolitan Life performs the sales and administrative services relating to the Policies. The offices of Metropolitan Life which may administer the Policies are located in New York and Iselin, New Jersey. Each Policy owner will be notified which office will be the Designated Office for servicing the Policy. Metropolitan Life may name different Designated Offices for different transactions.

    Metropolitan Life acts as the principal underwriter (distributor) of the Policies as defined in the 1940 Act (see "Distribution of the Policies"). In addition to selling insurance and annuities, Metropolitan Life also serves as investment adviser to certain other advisory clients, and is also principal underwriter for Metropolitan Tower Separate Accounts One and Two of Metropolitan Tower Life Insurance Company, a wholly-owned subsidiary of Metropolitan Life, and Metropolitan Life Separate Account E of Metropolitan Life, each of which is registered as a unit investment trust under the 1940 Act. Finally, Metropolitan Life acts as principal underwriter for its flexible premium multifunded life insurance policies and group variable universal life insurance policies, premiums for which may also be allocated to the Separate Account.

    BONDING. The directors, officers and employees of Metropolitan Life are bonded in the amount of $50,000,000, subject to a $5,000,000 deductible.

                          DISTRIBUTION OF THE POLICIES

    The Policies will be sold by individuals who are licensed life insurance sales representatives, including salaried employees, who are also registered representatives of Metropolitan Life, the principal underwriter of the Policies. Metropolitan Life is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The Policies may also be sold through other registered broker-dealers, including MetLife Securities, Inc., a wholly owned broker-dealer subsidiary of Metropolitan Life. Maximum commissions payable in Policy years one through ten will be 10% of premiums paid up to the target premium and 3% of premiums paid above the target premium in each of those Policy years. Maximum commissions payable in policy years eleven and later will be 3% of premiums paid in each of those Policy years. In particular circumstances, Metropolitan Life may also pay these individuals for their administrative expenses.

    In no case will total compensation exceed any maximum imposed by state insurance law, including that of New York State. This may necessitate reduced commissions, particularly at certain higher issue ages.

    The compensation of the individuals is paid by Metropolitan Life and does not result in any charges against the Policy in addition to those set forth under "Charges and Deductions."

                              FEDERAL TAX MATTERS

    The following description is a brief summary of some of the tax rules, primarily related to federal income and estate taxes, which in the opinion of Metropolitan Life are currently in effect.

TAXATION OF THE POLICY

    The Policy receives the same federal income and estate tax treatment as fixed benefit life insurance. The death benefit payable under any death benefit option in the Policy is generally excludable from the gross income of the beneficiary under Section 101 of the Internal Revenue Code ("Code") and the Policy owner is not deemed to be in constructive receipt of the cash values under the Policy until actual withdrawal or surrender. The tax results are unclear if the Policy is continued beyond the Final Date. It is possible that the Policy owner will be treated as being in constructive receipt of the Policy cash surrender value after the Final Date and subject to tax. Policy owners should consult with and rely on advice of a tax advisor if considering continuing the Policy beyond the Final Date.

    Under existing tax law, unless a Policy is a modified endowment contract as discussed below, a Policy owner generally will be taxed on cash value withdrawn from the Policy and cash value received upon surrender of the Policy or on the Final Date. Under most circumstances, unless the distribution occurs during the first 15 Policy years, only the amount withdrawn, received upon surrender or distributed at the Final Date of a Policy that exceeds the total premiums paid (less previous non-taxable withdrawals) will be treated as ordinary income. During the first 15 Policy years, cash distributions from a Policy, made as a result of a Policy change that reduces death benefits or other benefits under a Policy, will be taxable to the Policy owner, under a complex formula, to the extent that cash value exceeds premiums paid (less previous non-taxable withdrawals).

    However, if a Policy is part of a collateral assignment equity split dollar arrangement with an employer, any increase in cash value may be taxable annually. This type of arrangement involves premium advances by an employer which are secured through a collateral assignment of the Policy. An individual should consult with and rely on the advice of a tax advisor with respect to any type of split dollar arrangement involving the Policy.

    The United States Treasury Department has adopted regulations which set diversification rules for the investments underlying the Policies, in order for the Policies to be treated as life insurance. Metropolitan Life believes that these diversification rules will be satisfied. There is a provision in the regulations which allows for the correction of an inadvertent failure to diversify. Failure to comply with the rules found in the regulations would result in immediate taxation to Policy owners of all positive investment experience credited to a Policy.

    There is a possibility that regulations may be proposed or that a controlling ruling may be issued in the future describing the extent to which Policy owner control over allocation of cash value may cause Policy owners to be treated as the owners of Separate Account assets for tax purposes. Metropolitan Life reserves the right to amend the Policies in any way necessary to avoid any such result.

    Metropolitan Life also believes that loans received under the Policy will be treated as indebtedness of an owner for federal tax purposes, and, unless the Policy is totally surrendered, becomes a modified endowment contract as described below or terminates, that no part of any loan received under a Policy will constitute income to the Owner.

    Generally, interest on Policy loans is not deductible. However, you should consult your tax advisor to determine how the rules governing the deductibility of interest would apply in your individual case. A partial withdrawal may have tax consequences depending on the circumstances of such withdrawal. If any portion of a loan is not repaid prior to a surrender or cancellation of the Policy, such unpaid portion will constitute income to the Owner to the extent it exceeds the Owner's remaining investment in the Policy (premiums paid less nontaxable withdrawals).

    The Technical and Miscellaneous Revenue Act of 1988 amended the federal income tax treatment of pre-death withdrawals from a class of life insurance contracts referred to as modified endowment contracts. Unlike other life insurance contracts, amounts received before death from a modified endowment contract, including policy loans, are treated first as income (to the extent of gain) and then as recovered investment. For purposes of determining the amount includible in income, all modified endowment contracts issued by the same company (or affiliate) to the same policyholder during any calendar year will be treated as one modified endowment contract. Finally, an additional 10% income tax is generally imposed on the taxable portion of amounts received before age 59 1/2 under a modified endowment contract.

    In general, a modified endowment contract is a life insurance contract entered into or materially changed after June 20, 1988 that fails to meet a "7-pay test". Under the 7-pay test, if the amount of premiums paid under the life insurance contract at any time during the first 7 policy years exceeds the sum of the net level premiums which would have been paid if the contract provided for paid-up future benefits after the payment of 7 level annual payments, the contract is a modified endowment contract. A policy may have to be reviewed under the 7-pay test even after the first seven policy years in the case of certain events such as a material modification of the policy as discussed below. If there is a reduction in benefits under the contract during any 7-pay testing period, the 7-pay test is applied using the reduced benefits level.

    Any distribution made within two years before a policy fails the 7-pay test is treated as made in anticipation of such failure. Whether or not a particular policy meets these definitional requirements is dependent on the date the contract was entered into, premium payments made and the periodic premium payments to be made, the level of death benefits, any changes in the level of death benefits, the extent of any prior cash withdrawals, and other factors. A life insurance policy which is received in exchange for a modified endowment contract will also be considered a modified endowment contract.

    A Policy should be reviewed upon issuance, upon making a cash withdrawal, upon making a change in future benefits and upon making a material modification to the Policy to determine to what extent, if any, these tax rules apply. A material modification to a Policy includes, but is not limited to, any increase in the future benefits provided under the Policy. However, in general, increases that are attributable to the payment of premiums necessary to fund the lowest death benefit payable in the first 7 Policy years will not be considered material modifications. The annual statement sent to each Policy owner will include information regarding the modified endowment contract status of a Policy (see "Premiums--Premium Limitations").

    Counsel and other competent advisors should be consulted to determine how these rules apply to an individual situation and before making unplanned premium payments, increasing or decreasing the specified face amount, or adding or removing a rider.

    Congress may, in the future, consider other legislation that, if enacted, could adversely affect the tax treatment of life insurance policies. In addition, the Treasury Department may by regulation or interpretation modify the above described tax effects. Any legislative or administrative action could be applied retroactively.

    The death benefit payable under the Policy is includable in the insured's gross estate for federal estate tax purposes if the death benefit is paid to the insured's estate or if the death benefit is paid to a beneficiary other than the estate and the insured either possessed incidents of ownership in the Policy at the time of death or transferred incidents of ownership in the Policy to another person within three years of death.

    Whether or not any federal estate tax is payable with respect to the death benefit of the Policy which is included in the insured's gross estate depends on a variety of factors including the following. A smaller size estate may be exempt from federal estate tax because of a current estate tax credit which generally is equivalent to an exemption of $600,000. In addition, a death benefit paid to a surviving spouse may not be taxable because of a 100% estate tax marital deduction. Furthermore, a death benefit paid to a tax-exempt charity may not be taxable because of the allowance of an estate tax charitable deduction.

    If the owner of the Policy is not the insured, and the owner dies before the insured, the value of the Policy, as determined under Internal Revenue Service regulations, is includable in the federal gross estate of the owner for federal estate tax purposes. Whether a federal estate tax is payable depends on a variety of factors, including those listed in the preceding paragraph.

    State and local income, estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each insured, owner or beneficiary.

    If the Policy is issued as a result of an IRC Section 1035 exchange, Metropolitan Life may waive state premium tax charges on the amount of the cash value rollover (see "Premium Expense Charges").

    In no event will the death benefit be lower than the minimum amount required to maintain the Policy as life insurance under federal income tax law and applicable Internal Revenue Service rules.

    The foregoing summary does not purport to be complete or to cover all situations. Counsel and other competent advisors should be consulted for more complete information.

TAXATION OF METROPOLITAN LIFE

    Metropolitan Life does not initially expect to incur any federal income tax upon the earnings or the realized capital gains attributable to the Separate Account. Based upon these expectations, no charge is currently being made against the Separate Account for federal income taxes with respect to earnings or capital gains which may be attributable to the Separate Account. If, however, Metropolitan Life determines that it may incur such taxes, it may assess a charge against or make provisions in the Separate Account for those taxes. There is a 1.2% charge imposed on premiums paid for the purpose of recovering a portion of the federal income taxes imposed on Metropolitan Life based on the amount of premiums received in connection with the Policies.

    Under present laws, Metropolitan Life may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If they increase, however, Metropolitan Life may decide to make charges for such taxes against or provisions for such taxes in the Separate Account. However, there is a 2.25% charge imposed on premiums paid for state premium taxes.

                                   MANAGEMENT

    The present directors and the senior officers and secretary of Metropolitan Life are listed below, together with certain information concerning them:

DIRECTORS, OFFICERS-DIRECTORS

                                                      PRINCIPAL OCCUPATION &                        POSITIONS AND OFFICES
                   NAME                                  BUSINESS ADDRESS                          WITH METROPOLITAN LIFE
------------------------------------------  -------------------------------------------  -------------------------------------------
Curtis H. Barnette........................  Chairman and Chief Executive Officer,        Director
                                            Bethlehem Steel Corp.,
                                            1170 Eighth Avenue,
                                            Martin Tower 2118,
                                            Bethlehem, PA 18016-7699.

Gerald Clark..............................  Senior Executive Vice-President and Chief    Senior Executive Vice-President, Chief
                                            Investment Officer,                           Investment Officer and Director
                                            Metropolitan Life Insurance Company,
                                            One Madison Avenue,
                                            New York, NY 10010.

Joan Ganz Cooney..........................  Chairman, Executive Committee,               Director
                                            Children's Television Workshop,
                                            One Lincoln Plaza,
                                            New York, NY 10023.

Burton A. Dole, Jr........................  Chairman of the Board                        Director
                                            Nellcor Puritan Bennett,
                                            2000 Faraday Avenue,
                                            Carlsbad, CA 92008-7208.

James R. Houghton.........................  Retired Chairman of the Board,               Director
                                            Corning Incorporated,
                                            80 East Market Street,
                                            2nd Floor,
                                            Corning, NY 14830.

Harry P. Kamen............................  Chairman, President and Chief Executive      Chairman, President, Chief Executive
                                            Officer,                                      Officer and Director
                                            Metropolitan Life Insurance Company,
                                            One Madison Avenue,
                                            New York, NY 10010.

Helene L. Kaplan..........................  Of Counsel, Skadden, Arps,                   Director
                                            Slate, Meagher & Flom,
                                            919 Third Avenue,
                                            New York, NY 10022.

Charles M. Leighton.......................  Chairman and Chief Executive Officer,
                                            CML Group, Inc.,
                                            524 Main Street,
                                            Acton, MA 01720.

Richard J. Mahoney........................  Chairman of the Executive Committee,         Director
                                            Monsanto Company-Mail Code N3L,
                                            800 N. Lindbergh Blvd.,
                                            St. Louis, MO 63167.

                                                      PRINCIPAL OCCUPATION &                        POSITIONS AND OFFICES
                   NAME                                  BUSINESS ADDRESS                          WITH METROPOLITAN LIFE
------------------------------------------  -------------------------------------------  -------------------------------------------
Allen E. Murray...........................  Retired Chairman of the Board and Chief      Director
                                            Executive Officer,
                                            Mobil Corporation,
                                            P.O. Box 2072,
                                            New York, NY 10163.

John J. Phelan, Jr........................  Retired Chairman and Chief Executive         Director
                                            Officer,
                                            New York Stock Exchange, Inc.,
                                            P.O. Box 312,
                                            Mill Neck, NY 11765.

John B. M. Place..........................  Former Chairman of the Board,                Director
                                            Crocker National Corporation,
                                            111 Sutter Street, 4th Fl.,
                                            San Francisco, CA 94104.

Hugh B. Price.............................  President and Chief Executive Officer,       Director
                                            National Urban League, Inc.,
                                            500 East 62nd Street,
                                            New York, NY 10021.

Robert G. Schwartz........................  Retired Chairman of the Board, President     Director
                                            and Chief Executive Officer,
                                            Metropolitan Life Insurance Company,
                                            200 Park Avenue, Suite 5700,
                                            New York, NY 10166.

Ruth J. Simmons, Ph.D.....................  President,                                   Director
                                            Smith College,
                                            College Hall 20,
                                            North Hampton, MA 01063.

William S. Sneath.........................  Retired Chairman of the Board,               Director
                                            Union Carbide Corporation,
                                            41 Leeward Lane,
                                            Riverside, CT 06878.

William C. Steere, Jr.....................  Chairman of the Board                        Director
                                            and Chief Executive Officer,
                                            Pfizer, Inc.,
                                            235 E. 42nd Street,
                                            New York, NY 10017

OFFICERS*

             NAME OF OFFICER                                  POSITION WITH METROPOLITAN LIFE
-----------------------------------------  ----------------------------------------------------------------------
Harry P. Kamen...........................  Chairman of the Board, President and Chief Executive Officer
Gerald Clark.............................  Senior Executive Vice-President and Chief Investment Officer
Stewart G. Nagler........................  Senior Executive Vice-President and Chief Financial Officer
Gary A. Beller...........................  Executive Vice-President and General Counsel
Robert H. Benmosche......................  Executive Vice-President
C. Robert Henrikson......................  Executive Vice-President
Jeffrey J. Hodgman.......................  Executive Vice-President
David A. Levene..........................  Executive Vice-President
John D. Moynahan, Jr.....................  Executive Vice-President
Catherine A. Rein........................  Executive Vice-President
William J. Toppeta.......................  Executive Vice-President
John H. Tweedie..........................  Executive Vice-President
Richard M. Blackwell.....................  Senior Vice-President
James B. Digney..........................  Senior Vice-President
William T. Friedewald....................  Senior Vice-President
Ira Friedman.............................  Senior Vice-President
Frederick P. Hauser......................  Senior Vice-President & Controller
Anne E. Hayden...........................  Senior Vice-President
Sibyl C. Jacobson........................  Senior Vice-President
Joseph W. Jordan.........................  Senior Vice-President
Nicholas D. Latrenta.....................  Senior Vice-President
Leland C. Launer, Jr.....................  Senior Vice-President
Terence I. Lennon........................  Senior Vice-President
James L. Lipscomb........................  Senior Vice-President
James M. Logan...........................  Senior Vice-President
Francis P. Lynch.........................  Senior Vice-President
Dominick A. Prezzano.....................  Senior Vice-President
Joseph A. Reali..........................  Senior Vice-President
Vincent P. Reusing.......................  Senior Vice-President
Felix Schirripa..........................  Senior Vice-President
Robert E. Sollmann, Jr...................  Senior Vice-President
Thomas L. Stapleton......................  Senior Vice-President & Tax Director
James F. Stenson.........................  Senior Vice-President
Stanley J. Talbi.........................  Senior Vice-President
Richard R. Tartre........................  Senior Vice-President
Arthur G. Typermass......................  Senior Vice-President & Treasurer
James A. Valentino.......................  Senior Vice-President
Judy E. Weiss............................  Senior Vice-President and Chief Actuary
Richard F. Wiseman.......................  Senior Vice-President
Louis J. Ragusa..........................  Vice-President and Secretary

---------

* The principal occupation of each officer, except for Gary A. Beller, Robert H. Benmosche, and Terence I. Lennon, during the last five years has been as an officer of Metropolitan Life or an affiliate thereof. Gary A. Beller has been an officer of Metropolitan Life since November, 1994; prior thereto, he was a Consultant and Executive Vice-President and General Counsel of the American Express Company. Robert H. Benmosche has been an officer of Metropolitan Life since September, 1995; prior thereto, he was an Executive Vice-President of Paine Webber. Terence I. Lennon has been an officer of Metropolitan Life since March, 1994; prior thereto he was Assistant Deputy Superintendent and Chief Examiner of the New York State Department of Insurance. The business address of each officer is 1 Madison Avenue, New York, New York 10010.

                                 VOTING RIGHTS

RIGHT TO INSTRUCT VOTING OF FUND SHARES

    In accordance with its view of present applicable law, Metropolitan Life will vote the shares of each of the portfolios of the Fund which are deemed attributable to Policies at regular and special meetings of the shareholders of the Fund based on instructions received from entities having the voting interest in corresponding investment divisions of the Separate Account. However, if the 1940 Act or any rules thereunder should be amended or if the present interpretation thereof should change, and as a result Metropolitan Life determines that it is permitted to vote such shares of the Fund in its own right, it may elect to do so.

    Accordingly, the Policy owner will have a voting interest under a Policy. The number of shares held in each Separate Account investment division deemed attributable to each owner is determined by dividing a Policy's cash value in that division, if any, by the net asset value of one share in the corresponding Fund portfolio in which the assets in that Separate Account investment division are invested. Fractional votes will be counted. The number of shares concerning which a Policy owner has the right to give instructions will be determined as of the record date for the meeting.

    Fund shares held in each registered separate account of Metropolitan Life or any affiliate that are or are not attributable to life insurance policies (including the Policies) or annuity contracts and for which no timely instructions are received will be voted in the same proportion as the shares for which voting instructions are received by that separate account. Fund shares held in the general accounts or unregistered separate accounts of Metropolitan Life or its affiliates will be voted in the same proportion as the aggregate of
(i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions. However, if Metropolitan Life or an affiliate determines that it is permitted to vote any such shares of the Fund in its own right, it may elect to do so subject to the then current interpretation of the 1940 Act or any rules thereunder.

    The Policy owners may give instructions regarding, among other things, the election of the Board of Directors of the Fund, ratification of the selection of the Fund's independent auditors, and the approval of the Fund's investment manager and sub-investment manager.

    Each Policy owner having a voting interest will be sent voting instruction soliciting material and a form for giving voting instructions to Metropolitan Life.

DISREGARD OF VOTING INSTRUCTIONS

    Notwithstanding contrary Policy owner voting instructions, Metropolitan Life may vote Fund shares in any manner necessary to enable the Fund to (1) make or refrain from making any change in the investments or investment policies for any portfolio of the Fund, if required by any insurance regulatory authority; (2) refrain from making any change in the investment policies or any investment adviser or principal underwriter of any portfolio which may be initiated by Policy owners or the Fund's Board of Directors, provided Metropolitan Life's disapproval of the change is reasonable and, in the case of a change in investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise inappropriate in light of the portfolio's objective and purposes; or (3) enter into or refrain from entering into any advisory agreement or underwriting contract, if required by any insurance regulatory authority.

    In the event that Metropolitan Life does disregard voting instructions, a summary of the action and the reasons for such action will be included in the next semiannual report to Policy owners.

                                    REPORTS

    Policy owners will receive promptly statements of significant transactions such as change in specified face amount, change in death benefit option, transfers among investment divisions, partial withdrawals, increases in loan principal by the Policy owner, loan repayments, termination for any reason, reinstatement and premium payments. Transactions pursuant to systematic investment strategies (see "Payment and Allocation of Premiums") may be confirmed quarterly. Policy owners whose premiums are automatically remitted under certain payroll deduction plans do not receive individual confirmations of those premium payments from Metropolitan Life apart from that provided by their employers. An annual statement will also be sent to the Policy owner within thirty days after a Policy year (or at such other time to which Metropolitan Life and the Policy owner agree and as permitted by law) summarizing all of the above transactions and deductions of charges occurring during that Policy year and setting forth the status of the death benefit, cash and cash surrender values, amounts in the investment divisions and Fixed Account, any policy loan and unpaid loan interest added to loan principal. The annual statement will also discuss the modified endowment contract status of a Policy (see

"Premiums--Premium Limitations"). In addition, an owner will be sent semiannual reports containing financial statements for the Fund, as required by the 1940 Act.

                                STATE REGULATION

    Metropolitan Life is subject to regulation and supervision by the Insurance Department of the State of New York, which periodically examines its affairs. It is also subject to the insurance laws and regulations of all jurisdictions where it is authorized to do business. Where required, a copy of the form of Policy has been filed with, and approved by, insurance officials in each jurisdiction where the Policies are sold. Metropolitan Life intends to satisfy the necessary requirements to sell the Policies in all fifty states and the District of Columbia as soon as possible.

    Metropolitan Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which is does business, for the purposes of determining solvency and compliance with local insurance laws and regulations. Such statements are available for public inspection at state insurance department offices.

                             REGISTRATION STATEMENT

    A registration statement under the Securities Act of 1933 has been filed with the Securities and Exchange Commission relating to the offering described in this Prospectus. This Prospectus does not contain all the information set forth in the registration statement and amendments thereto and the exhibits filed as a part thereof, to all of which reference is hereby made for additional information concerning the Separate Account, Metropolitan Life and the Policies. The additional information may be obtained at the Commission's main office in Washington, D.C., upon payment of the prescribed fees.

                                 LEGAL MATTERS

    The legality of the Policies described in this Prospectus has been passed upon by Christopher P. Nicholas, Associate General Counsel of Metropolitan Life. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised Metropolitan Life on certain matters relating to the federal securities laws.

                                    EXPERTS

    The financial statements included in this Prospectus have been audited by Deliotte & Touche LLP, independent auditors, as stated in their reports appearing herein, and have been so included in reliance upon such reports given upon the authority of such firm as experts in auditing and accounting.

    Actuarial matters included in this Prospectus have been examined by Michael Rogalski, FSA, MAAA, Vice-President and Actuary of Metropolitan Life, as stated in his opinion filed as an exhibit to the registration statement.

                              FINANCIAL STATEMENTS

    The financial statements of Metropolitan Life included in this Prospectus should be considered only as bearing upon the ability of Metropolitan Life to meet its obligations under the Policies.

                 (This page has been left blank intentionally.)

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors
Metropolitan Life Insurance Company:

    We have audited the accompanying statements of assets and liabilities of the Growth, Income, Money Market, Diversified, International Stock, Stock Index, and Aggressive Growth Divisions of Metropolitan Life Separate Account UL (the "Separate Account") as of December 31, 1996, and the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and the depositor of the Separate Account. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, such financial statements present fairly, in all material respects, the net assets of the Growth, Income, Money Market, Diversified, International Stock, Stock Index and Aggressive Growth Divisions of Metropolitan Life Separate Account UL as of December 31, 1996 and the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
February 28, 1997

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1996

                                                                               MONEY                    INTERNATIONAL
                                                    GROWTH        INCOME       MARKET     DIVERSIFIED      STOCK      STOCK INDEX
                                                   DIVISION      DIVISION     DIVISION     DIVISION       DIVISION     DIVISION
                                                 -------------  -----------  ----------  -------------  ------------  -----------
ASSETS:
Investments in Metropolitan Series Fund, Inc.
 at Value (Note 1A):
Growth Portfolio
 (5,208,796 shares; cost $133,325,492).........  $ 158,920,369           --          --             --           --            --
Income Portfolio
 (2,210,984 shares; cost $27,751,597)..........             --  $27,327,760          --             --           --            --
Money Market Portfolio
 (584,077 shares; cost $6,278,669).............             --           --  $6,095,430             --           --            --
Diversified Portfolio
 (6,643,203 shares; cost $100,173,963).........             --           --          --  $ 110,742,194           --            --
International Stock Portfolio
 (1,991,487 shares; cost $24,907,650)..........             --           --          --             --   $23,798,267           --
Stock Index Portfolio
 (1,450,886 shares; cost $27,248,573)..........             --           --          --             --           --   $32,253,185
Aggressive Growth Portfolio
 (3,107,005 shares; cost $78,361,229)..........             --           --          --             --           --            --
                                                 -------------  -----------  ----------  -------------  ------------  -----------
  Total Investments............................    158,920,369   27,327,760   6,095,430    110,742,194   23,798,267    32,253,185
Cash and Accounts Receivable...................         11,882        3,998      86,448            168        6,129       119,880
                                                 -------------  -----------  ----------  -------------  ------------  -----------
  Total Assets.................................    158,932,251   27,331,758   6,181,878    110,742,362   23,804,396    32,373,065
LIABILITIES....................................         34,679       74,006      62,023        274,903      135,056       339,551
                                                 -------------  -----------  ----------  -------------  ------------  -----------
NET ASSETS.....................................  $ 158,897,572  $27,257,752  $6,119,855  $ 110,467,459   $23,669,340  $32,033,514
                                                 -------------  -----------  ----------  -------------  ------------  -----------
                                                 -------------  -----------  ----------  -------------  ------------  -----------

                                                 AGGRESSIVE
                                                   GROWTH
                                                  DIVISION
                                                 -----------
ASSETS:
Investments in Metropolitan Series Fund, Inc.
 at Value (Note 1A):
Growth Portfolio
 (5,208,796 shares; cost $133,325,492).........           --
Income Portfolio
 (2,210,984 shares; cost $27,751,597)..........           --
Money Market Portfolio
 (584,077 shares; cost $6,278,669).............           --
Diversified Portfolio
 (6,643,203 shares; cost $100,173,963).........           --
International Stock Portfolio
 (1,991,487 shares; cost $24,907,650)..........           --
Stock Index Portfolio
 (1,450,886 shares; cost $27,248,573)..........           --
Aggressive Growth Portfolio
 (3,107,005 shares; cost $78,361,229)..........  $84,106,614
                                                 -----------
  Total Investments............................   84,106,614
Cash and Accounts Receivable...................       28,704
                                                 -----------
  Total Assets.................................   84,135,318
LIABILITIES....................................      394,115
                                                 -----------
NET ASSETS.....................................  $83,741,203
                                                 -----------
                                                 -----------

                       See Notes to Financial Statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                                MONEY                   INTERNATIONAL   STOCK
                                                       GROWTH       INCOME     MARKET     DIVERSIFIED      STOCK        INDEX
                                                      DIVISION     DIVISION   DIVISION     DIVISION       DIVISION     DIVISION
                                                     -----------  ----------  ---------  -------------  ------------  ----------
INVESTMENT INCOME:
Income:
  Dividends (Note 2)...............................  $15,051,436  $1,723,590  $ 300,997  $   9,697,032   $  200,282   $  744,725
Expenses:
  Mortality and expense charges (Note 3)...........    1,221,219     220,150     37,221        870,631      181,892      185,397
                                                     -----------  ----------  ---------  -------------  ------------  ----------
Net investment income..............................   13,830,217   1,503,440    263,776      8,826,401       18,390      559,328
                                                     -----------  ----------  ---------  -------------  ------------  ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
Net realized gain (loss) from security
 transactions......................................    2,929,455     (16,679)   (11,231)       532,857       (9,816)     742,061
Change in unrealized appreciation (depreciation) of
 investments.......................................    9,406,099    (697,499)   (90,379)     3,200,410     (559,306)   2,836,911
                                                     -----------  ----------  ---------  -------------  ------------  ----------
Net realized and unrealized gain (loss) on
 investments (Note 1B).............................   12,335,554    (714,178)  (101,610)     3,733,267     (569,122)   3,578,972
                                                     -----------  ----------  ---------  -------------  ------------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS...................................  $26,165,771  $  789,262  $ 162,166  $  12,559,668   $ (550,732)  $4,138,300
                                                     -----------  ----------  ---------  -------------  ------------  ----------
                                                     -----------  ----------  ---------  -------------  ------------  ----------

                                                     AGGRESSIVE
                                                       GROWTH
                                                      DIVISION
                                                     -----------
INVESTMENT INCOME:
Income:
  Dividends (Note 2)...............................   $2,234,170
Expenses:
  Mortality and expense charges (Note 3)...........     641,863
                                                     -----------
Net investment income..............................   1,592,307
                                                     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
Net realized gain (loss) from security
 transactions......................................     166,243
Change in unrealized appreciation (depreciation) of
 investments.......................................   1,728,894
                                                     -----------
Net realized and unrealized gain (loss) on
 investments (Note 1B).............................   1,895,137
                                                     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS...................................   $3,487,444
                                                     -----------
                                                     -----------

                       See Notes to Financial Statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                      STATEMENTS OF CHANGES IN NET ASSETS
                        FOR THE YEAR ENDED DECEMBER 31,

                                                                                              MONEY MARKET
                                      GROWTH DIVISION             INCOME DIVISION               DIVISION
                                ----------------------------  ------------------------  ------------------------
                                    1996           1995          1996         1995         1996         1995
                                -------------  -------------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET
  ASSETS:
From operations:
Net investment income.........  $  13,830,217  $   4,694,831  $ 1,503,440  $ 1,147,331  $   263,776  $   128,508
Net realized gain (loss) from
  security transactions.......      2,929,455        293,233      (16,679)      (8,290)     (11,231)      35,201
Change in unrealized
  appreciation (depreciation)
  of investments..............      9,406,099     19,543,807     (697,499)   1,977,261      (90,379)       4,641
                                -------------  -------------  -----------  -----------  -----------  -----------
Net increase (decrease) in net
  assets resulting from
  operations..................     26,165,771     24,531,871      789,262    3,116,302      162,166      168,350
                                -------------  -------------  -----------  -----------  -----------  -----------
From capital transactions:
Net premiums..................     50,115,276     41,455,659    9,255,854    8,687,776    4,945,669    2,988,786
Redemptions...................     (4,742,435)    (2,766,288)    (764,548)    (546,157)     (31,149)     (89,665)
Net portfolio transfers.......     (2,214,936)       395,373     (154,542)      36,042   (1,062,557)  (3,328,483)
Other net transfers...........    (22,866,726)   (19,059,583)  (4,179,745)  (4,186,427)    (869,014)  (1,058,931)
                                -------------  -------------  -----------  -----------  -----------  -----------
Net increase (decrease) in net
  assets resulting from
  capital transactions........     20,291,179     20,025,161    4,157,019    3,991,234    2,982,949   (1,488,293)
                                -------------  -------------  -----------  -----------  -----------  -----------
NET CHANGE IN NET ASSETS......     46,456,950     44,557,032    4,946,281    7,107,536    3,145,115   (1,319,943)
NET ASSETS--BEGINNING OF
  YEAR........................    112,440,622     67,883,590   22,311,471   15,203,935    2,974,740    4,294,683
                                -------------  -------------  -----------  -----------  -----------  -----------
NET ASSETS--END OF YEAR.......  $ 158,897,572  $ 112,440,622  $27,257,752  $22,311,471  $ 6,119,855  $ 2,974,740
                                -------------  -------------  -----------  -----------  -----------  -----------
                                -------------  -------------  -----------  -----------  -----------  -----------

                       See Notes to Financial Statements.

                                                                                                                  AGGRESSIVE
                                                               INTERNATIONAL STOCK                                  GROWTH
                                   DIVERSIFIED DIVISION              DIVISION            STOCK INDEX DIVISION      DIVISION
                                ---------------------------  ------------------------  ------------------------  ------------
                                    1996           1995         1996         1995         1996         1995          1996
                                -------------  ------------  -----------  -----------  -----------  -----------  ------------
INCREASE (DECREASE) IN NET
  ASSETS:
From operations:
Net investment income.........  $   8,826,401  $  4,695,480  $    18,390  $    27,416  $   559,328  $   213,805  $  1,592,307
Net realized gain (loss) from
  security transactions.......        532,857       248,523       (9,816)      28,349      742,061       29,512       166,243
Change in unrealized
  appreciation (depreciation)
  of investments..............      3,200,410    10,898,818     (559,306)     136,578    2,836,911    2,271,366     1,728,894
                                -------------  ------------  -----------  -----------  -----------  -----------  ------------
Net increase (decrease) in net
  assets resulting from
  operations..................     12,559,668    15,842,821     (550,732)     192,343    4,138,300    2,514,683     3,487,444
                                -------------  ------------  -----------  -----------  -----------  -----------  ------------
From capital transactions:
Net premiums..................     34,025,252    31,888,789   10,992,609   12,024,423   16,930,258    7,870,004    45,233,040
Redemptions...................     (3,640,372)   (2,358,803)    (611,355)    (392,901)    (385,783)    (232,828)   (2,071,839)
Net portfolio transfers.......       (466,159)     (416,768)    (688,494)    (658,961)   4,466,799    1,324,319     1,106,638
Other net transfers...........    (16,191,671)  (15,856,704)  (2,768,825)  (5,248,525)  (6,541,830)  (2,897,249)  (18,345,877)
                                -------------  ------------  -----------  -----------  -----------  -----------  ------------
Net increase (decrease) in net
  assets resulting from
  capital transactions........     13,727,050    13,256,514    6,923,935    5,724,036   14,469,444    6,064,246    25,921,962
                                -------------  ------------  -----------  -----------  -----------  -----------  ------------
NET CHANGE IN NET ASSETS......     26,286,718    29,099,335    6,373,203    5,916,379   18,607,744    8,578,929    29,409,406
NET ASSETS--BEGINNING OF
  YEAR........................     84,180,741    55,081,406   17,296,137   11,379,758   13,425,770    4,846,841    54,331,797
                                -------------  ------------  -----------  -----------  -----------  -----------  ------------
NET ASSETS--END OF YEAR.......  $ 110,467,459  $ 84,180,741  $23,669,340  $17,296,137  $32,033,514  $13,425,770  $ 83,741,203
                                -------------  ------------  -----------  -----------  -----------  -----------  ------------
                                -------------  ------------  -----------  -----------  -----------  -----------  ------------


                                    1995
                                ------------
INCREASE (DECREASE) IN NET
  ASSETS:
From operations:
Net investment income.........  $  4,726,548
Net realized gain (loss) from
  security transactions.......       152,387
Change in unrealized
  appreciation (depreciation)
  of investments..............     4,188,117
                                ------------
Net increase (decrease) in net
  assets resulting from
  operations..................     9,067,052
                                ------------
From capital transactions:
Net premiums..................    32,859,273
Redemptions...................    (1,185,240)
Net portfolio transfers.......     2,162,117
Other net transfers...........   (14,163,669)
                                ------------
Net increase (decrease) in net
  assets resulting from
  capital transactions........    19,672,481
                                ------------
NET CHANGE IN NET ASSETS......    28,739,533
NET ASSETS--BEGINNING OF
  YEAR........................    25,592,264
                                ------------
NET ASSETS--END OF YEAR.......  $ 54,331,797
                                ------------
                                ------------

                       See Notes to Financial Statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1996

    Metropolitan Life Separate Account UL (the "Separate Account") is a multi-division unit investment trust registered under the Investment Company Act of 1940 and presently consists of seven investment divisions used to support variable universal life insurance policies. The assets in each division are invested in shares of the corresponding portfolio of the Metropolitan Series Fund, Inc. (the "Fund"). Each portfolio has varying investment objectives relative to growth of capital and income.

    The Separate Account was formed by Metropolitan Life Insurance Company ("Metropolitan Life") on December 13, 1988, and registered as a unit investment trust on January 5, 1990. The assets of the Separate Account are the property of Metropolitan Life.

    A summary of significant accounting policies, all of which are in accordance with generally accepted accounting principles, is set forth below:

1. SIGNIFICANT ACCOUNTING POLICIES

    A. VALUATION OF INVESTMENTS

    Investments in shares of the Fund are valued at the reported net asset values of the respective portfolios. A summary of investments of the seven designated portfolios of the Fund in which the seven investment divisions of the Separate Account invest as of December 31, 1996 is included as Note 4. The methods used to value the Fund's investments at December 31, 1996 are described in Note 1A of the Fund's 1996 Annual Report.

    B. SECURITY TRANSACTIONS

    Purchases and sales are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost.

    C. FEDERAL INCOME TAXES

    In the opinion of counsel of Metropolitan Life, the Separate Account will be treated as a part of Metropolitan Life and its operations, and the Separate Account will not be taxed separately as a "regulated investment company" under existing law. Metropolitan Life is taxed as a life insurance company. The policies permit Metropolitan Life to charge against the Separate Account any taxes, or reserves for taxes, attributable to the maintenance or operation of the Separate Account. Metropolitan Life is not currently charging any federal income taxes against the Separate Account arising from the earnings or realized capital gains attributable to the Separate Account. Such charges may be imposed in future years depending on market fluctuations and transactions involving the Separate Account.

    D. NET PREMIUMS

    Metropolitan Life deducts a sales load and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain of the policies, Metropolitan Life also deducts a Federal income tax charge before amounts are allocated to the Separate Account. The federal income tax charge is imposed in connection with certain of the policies to recover a portion of the federal income tax adjustment attributable to policy acquisition expenses.

2. DIVIDENDS

    On April 25, 1996 and December 16, 1996, the Fund declared dividends for all shareholders of record on April 25, 1996 and December 26, 1996, respectively. The amount of dividends received by the Separate Account was $29,952,232. The dividends were paid to Metropolitan Life on April 26, 1996 and December 27, 1996, respectively, and were immediately reinvested in additional shares of the portfolios in which the investment divisions invest. As a result of this reinvestment, the number of shares of the Fund held by each of the seven investment divisions increased by the following: Growth Portfolio 488,416 shares, Income Portfolio 139,135 shares, Money Market Portfolio 28,861 shares, Diversified Portfolio 578,116 shares, International Stock Portfolio 16,160 shares, Stock Index Portfolio 33,043 shares, and Aggressive Growth Portfolio 82,174 shares.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL

                               DECEMBER 31, 1996

3. EXPENSES

    With respect to assets in the Separate Account that support certain policies, Metropolitan Life applies a daily charge against the Separate Account for the mortality and expense risks assumed by Metropolitan Life. This charge is equivalent to the effective annual rate of .90% of the average daily value of the net assets in the Separate Account which are attributable to such policies.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL

                               DECEMBER 31, 1996

4. SUMMARY OF INVESTMENTS AS OF DECEMBER 31, 1996--METROPOLITAN SERIES FUND,
INC.

                                                GROWTH PORTFOLIO           INCOME PORTFOLIO      MONEY MARKET PORTFOLIO
                                            -------------------------  ------------------------  ----------------------
                                                      VALUE                     VALUE                    VALUE
                                                    (NOTE 1A)                 (NOTE 1A)                (NOTE 1A)
COMMON STOCK
  Aerospace...............................  $   14,697,375      (0.9%)
  Automotive..............................      38,188,750      (2.4%)
  Banking.................................     157,307,202      (9.8%)
  Broadcasting............................      19,728,750      (1.2%)
  Business Services.......................      31,078,650      (1.9%)
  Chemicals...............................     105,060,638      (6.6%)
  Cosmetics...............................      20,924,887      (1.3%)
  Drugs & Health Care.....................      65,432,344      (4.1%)
  Electrical Equipment....................      39,896,063      (2.5%)
  Electronics.............................     147,966,575      (9.3%)
  Financial Services......................      34,196,000      (2.1%)
  Food & Beverages........................      55,678,225      (3.5%)
  Hospital Management.....................      26,943,900      (1.7%)
  Hospital Supply.........................      64,140,600      (4.0%)
  Hotel & Restaurant......................      34,541,887      (2.2%)
  Household Products......................      27,788,750      (1.7%)
  Insurance...............................      58,992,362      (3.7%)
  Leisure.................................      37,965,054      (2.4%)
  Machinery...............................      24,072,650      (1.5%)
  Metals--Aluminum........................      45,886,900      (2.9%)
  Miscellaneous...........................      17,727,000      (1.1%)
  Office & Business Equipment.............     104,763,338      (6.6%)
  Oil.....................................      27,677,510      (1.7%)
  Oil--Domestic...........................       7,318,575      (0.5%)
  Oil--International......................      32,374,200      (2.0%)
  Oil--Services...........................      46,821,401      (2.9%)
  Retail Grocery..........................      23,040,750      (1.4%)
  Retail Trade............................      74,240,420      (4.7%)
  Software................................      19,964,200      (1.3%)
  Tobacco.................................      22,356,062      (1.4%)
  Transportation--Railroad................       8,116,800      (0.5%)
  Transportation--Trucking................               0      (0.0%)
  Utilities--Gas Distribution &
    Pipelines.............................      33,212,237      (2.1%)
                                            --------------
  Total Common Stock......................   1,468,100,055     (91.9%)
                                            --------------
LONG-TERM DEBT SECURITIES
Corporate Bonds:
  Banking.................................                             $  17,291,411      (4.5%)
  Collateralized Mortgage Obligations.....                                 8,684,394      (2.3%)
  Financial Services......................                                36,834,715      (9.6%)
  Government Sponsored....................                                 5,656,770      (1.5%)
  Industrials.............................                                26,858,935      (7.0%)
  Miscellaneous...........................                                 6,288,068      (1.6%)
  Utilities--Electric.....................                                 7,305,058      (1.9%)
  Utilities--Miscellaneous................                                         0      (0.0%)
  Utilities--Telephone....................                                         0      (0.0%)
  Total Corporate Bonds...................                               108,919,351     (28.4%)
  Federal Agency Obligations..............                                19,701,551      (5.1%)
  Federal Treasury Obligations............                               201,495,177     (52.6%)
  Foreign Obligations.....................                                14,393,603      (3.8%)
  Yankee Bonds............................                                15,352,261      (4.0%)
                                                                       -------------
  Total Bonds.............................                               359,861,943     (93.9%)
                                                                       -------------
SHORT-TERM OBLIGATIONS
  Commercial Paper........................  $  125,797,417      (7.9%) $  17,393,000      (4.5%) $25,926,227     (62.3%)
  Corporate Note..........................                                                         3,998,775      (9.6%)
  Federal Agency Obligations..............                                                        11,675,628     (28.0%)
                                            --------------             -------------             -----------
  Total Short-Term Obligations............     125,797,417      (7.9%)    17,393,000      (4.5%)  41,600,630     (99.9%)
                                            --------------             -------------             -----------
TOTAL INVESTMENTS.........................   1,593,897,472     (99.8%)   377,254,943     (98.4%)  41,600,630     (99.9%)
  Other Assets Less Liabilities...........       3,831,003      (0.2%)     6,139,895      (1.6%)      36,001      (0.1%)
                                            --------------             -------------             -----------
NET ASSETS................................  $1,597,728,475    (100.0%) $ 383,394,838    (100.0%) $41,636,631    (100.0%)
                                            --------------             -------------             -----------
                                            --------------             -------------             -----------


                                            -------------------------
                                                      VALUE
                                                    (NOTE 1A)
COMMON STOCK
  Aerospace...............................  $    8,224,562      (0.6%)
  Automotive..............................      21,290,925      (1.5%)
  Banking.................................      87,632,900      (6.0%)
  Broadcasting............................      11,025,000      (0.8%)
  Business Services.......................      17,361,575      (1.2%)
  Chemicals...............................      58,547,387      (4.0%)
  Cosmetics...............................      11,739,188      (0.8%)
  Drugs & Health Care.....................      36,554,638      (2.5%)
  Electrical Equipment....................      22,197,437      (1.5%)
  Electronics.............................      82,595,572      (5.7%)
  Financial Services......................      19,078,600      (1.3%)
  Food & Beverages........................      31,081,563      (2.1%)
  Hospital Management.....................      15,140,663      (1.0%)
  Hospital Supply.........................      35,693,650      (2.5%)
  Hotel & Restaurant......................      19,286,312      (1.3%)
  Household Products......................      15,490,750      (1.1%)
  Insurance...............................      32,934,038      (2.3%)
  Leisure.................................      21,750,587      (1.5%)
  Machinery...............................      13,385,200      (0.9%)
  Metals--Aluminum........................      25,661,113      (1.8%)
  Miscellaneous...........................       9,861,000      (0.7%)
  Office & Business Equipment.............      58,437,513      (4.0%)
  Oil.....................................      15,646,986      (1.1%)
  Oil--Domestic...........................       4,071,375      (0.3%)
  Oil--International......................      18,031,200      (1.2%)
  Oil--Services...........................      26,157,263      (1.8%)
  Retail Grocery..........................      13,019,606      (0.9%)
  Retail Trade............................      41,373,775      (2.9%)
  Software................................      11,203,265      (0.8%)
  Tobacco.................................      12,602,737      (0.9%)
  Transportation--Railroad................       4,548,600      (0.3%)
  Transportation--Trucking................               5      (0.0%)
  Utilities--Gas Distribution &
    Pipelines.............................      18,517,850      (1.3%)
                                            --------------
  Total Common Stock......................     820,142,835     (56.6%)
                                            --------------
LONG-TERM DEBT SECURITIES
Corporate Bonds:
  Banking.................................  $   13,220,347      (0.9%)
  Collateralized Mortgage Obligations.....       9,152,935      (0.6%)
  Financial Services......................      60,619,051      (4.2%)
  Government Sponsored....................       6,496,680      (0.5%)
  Industrials.............................      33,637,368      (2.3%)
  Miscellaneous...........................       8,335,834      (0.6%)
  Utilities--Electric.....................       5,318,809      (0.4%)
  Utilities--Miscellaneous................       2,838,920      (0.2%)
  Utilities--Telephone....................       5,040,000      (0.3%)
  Total Corporate Bonds...................     144,659,944     (10.0%)
  Federal Agency Obligations..............      30,641,236      (2.1%)
  Federal Treasury Obligations............     317,610,213     (21.9%)
  Foreign Obligations.....................      20,255,361      (1.4%)
  Yankee Bonds............................      21,020,607      (1.5%)
                                            --------------
  Total Bonds.............................     534,187,361     (36.9%)
                                            --------------
SHORT-TERM OBLIGATIONS
  Commercial Paper........................  $   82,989,000      (5.7%)
  Corporate Note..........................
  Federal Agency Obligations..............
                                            --------------
  Total Short-Term Obligations............      82,989,000      (5.7%)
                                            --------------
TOTAL INVESTMENTS.........................   1,437,319,196     (99.2%)
  Other Assets Less Liabilities...........      11,521,971      (0.8%)
                                            --------------
NET ASSETS................................  $1,448,841,167    (100.0%)
                                            --------------
                                            --------------

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL

                               DECEMBER 31, 1996

4. SUMMARY OF INVESTMENTS AS OF DECEMBER 31, 1996--METROPOLITAN SERIES FUND, INC. (CONTINUED)

                                          INTERNATIONAL STOCK PORTFOLIO
                                          -----------------------------
                                                      VALUE
                                                    (NOTE 1A)
COMMON STOCK
  Automotive............................  $  12,042,055           (4.0%)
  Banking...............................     28,537,013           (9.4%)
  Broadcasting..........................      1,583,340           (0.5%)
  Business Services.....................      1,353,994           (0.5%)
  Chemicals.............................     15,831,034           (5.2%)
  Construction Materials................      4,410,671           (1.5%)
  Consumer Non-Durables.................      1,078,633           (0.4%)
  Drugs & Health Care...................     13,669,733           (4.5%)
  Electrical Equipment..................      4,851,913           (1.6%)
  Electronics...........................     33,670,645          (11.1%)
  Financial Services....................     16,109,145           (5.3%)
  Food & Beverages......................      4,475,477           (1.5%)
  Forest Products & Paper...............      1,650,874           (0.6%)
  General Business......................         81,167           (0.0%)
  Homebuilders..........................      2,312,664           (0.8%)
  Household Products....................      1,626,631           (0.5%)
  Insurance.............................     12,269,901           (4.0%)
  Investment Companies..................      2,234,375           (0.7%)
  Leisure...............................      2,828,608           (0.9%)
  Machinery.............................      5,079,733           (1.7%)
  Metals--Gold..........................         59,942           (0.0%)
  Metals--Non-Ferrous...................      4,051,349           (1.3%)
  Metals--Steel & Iron..................      6,796,496           (2.2%)
  Miscellaneous.........................      5,656,864           (1.9%)
  Multi-Industry........................     14,979,104           (4.9%)
  Oil & Gas Exploration.................      6,073,231           (2.0%)
  Oil--International....................     15,038,125           (4.9%)
  Printing & Publishing.................      3,890,524           (1.3%)
  Real Estate...........................     15,753,267           (5.2%)
  Retail Trade..........................      8,007,127           (2.6%)
  Textiles & Apparel....................      2,385,456           (0.8%)
  Toys & Amusements.....................        976,600           (0.3%)
  Transportation........................      1,745,426           (0.6%)
  Utilities--Electric...................      4,565,840           (1.5%)
  Utilities--Gas Distribution &
    Pipelines...........................      3,750,981           (1.2%)
  Utilities--Miscellaneous..............      3,130,194           (1.0%)
  Utilities--Telephone..................      7,711,745           (2.5%)
                                          -------------
  Total Common Stock....................    270,269,877          (88.9%)
                                          -------------
PREFERRED STOCK
  Retail Trade..........................        518,032           (0.2%)
                                          -------------
  Total Equity Securities...............    270,787,909          (89.1%)
TOTAL LONG-TERM DEBT
 SECURITIES--CONVERTIBLE BONDS..........     19,499,259           (6.4%)
                                          -------------
TOTAL INVESTMENTS.......................    290,287,168          (95.5%)
  Other Assets Less Liabilities.........     13,538,315           (4.5%)
                                          -------------
NET ASSETS..............................  $ 303,825,483         (100.0%)
                                          -------------
                                          -------------

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL

                               DECEMBER 31, 1996

4. SUMMARY OF INVESTMENTS AS OF DECEMBER 31, 1996--METROPOLITAN SERIES FUND, INC. (CONTINUED)

                                              STOCK INDEX PORTFOLIO
                                          -----------------------------
                                                      VALUE
                                                    (NOTE 1A)
COMMON STOCK
  Aerospace.............................  $  28,736,048           (2.6%)
  Automotive............................     28,701,626           (2.6%)
  Banking...............................     93,714,830           (8.4%)
  Broadcasting..........................     11,450,367           (1.0%)
  Building & Construction...............      7,528,376           (0.7%)
  Business Services.....................     14,455,324           (1.3%)
  Chemicals.............................     34,500,400           (3.1%)
  Containers & Glass....................      1,693,750           (0.2%)
  Cosmetics.............................      3,360,350           (0.3%)
  Drugs & Health Care...................     72,616,988           (6.5%)
  Electrical Equipment..................     48,407,363           (4.3%)
  Electronics...........................     63,125,007           (5.6%)
  Financial Services....................     35,084,926           (3.1%)
  Food & Beverages......................     68,548,136           (6.1%)
  Forest Products & Paper...............     16,456,307           (1.5%)
  Hospital Management...................     10,165,689           (0.9%)
  Hospital Supply.......................     30,587,031           (2.7%)
  Hotel & Restaurant....................     10,602,137           (0.9%)
  Household Appliances & Home
    Furnishings.........................      1,995,625           (0.2%)
  Household Products....................     34,569,100           (3.1%)
  Insurance.............................     38,990,773           (3.5%)
  Leisure...............................      9,888,705           (0.9%)
  Liquor................................      2,526,500           (0.2%)
  Machinery.............................     14,790,412           (1.3%)
  Metals--Aluminum......................      4,013,638           (0.4%)
  Metals--Gold..........................      5,642,260           (0.5%)
  Metals--Non-Ferrous...................      2,738,985           (0.2%)
  Metals--Steel & Iron..................      1,839,738           (0.2%)
  Mining................................      2,180,087           (0.2%)
  Miscellaneous.........................      3,178,900           (0.3%)
  Multi-Industry........................      9,577,826           (0.9%)
  Newspapers............................      6,143,637           (0.5%)
  Office & Business Equipment...........     48,538,755           (4.3%)
  Oil & Gas Exploration.................      2,800,313           (0.2%)
  Oil--Domestic.........................     21,819,438           (1.9%)
  Oil--International....................     65,066,563           (5.8%)
  Oil--Services.........................     11,558,751           (1.0%)
  Photography...........................      5,953,875           (0.5%)
  Printing & Publishing.................      3,554,968           (0.3%)
  Retail Grocery........................      5,887,863           (0.5%)
  Retail Trade..........................     42,490,678           (3.8%)
  Software..............................     30,829,784           (2.7%)
  Textiles & Apparel....................      6,880,088           (0.6%)
  Tires & Rubber........................      3,116,200           (0.3%)
  Tobacco...............................     21,138,225           (1.9%)
  Toys & Amusements.....................      2,450,273           (0.2%)
  Transportation--Airlines..............      4,475,875           (0.4%)
  Transportation--Railroad..............     11,508,961           (1.0%)
  Transportation--Trucking..............      1,006,875           (0.1%)
  Utilities--Electric...................     27,914,283           (2.5%)
  Utilities--Gas Distribution &
    Pipelines...........................     14,503,806           (1.3%)
  Utilities--Telephone..................     72,606,227           (6.5%)
                                          -------------
  Total Common Stock....................  1,121,912,642         (100.0%)
                                          -------------
PREFERRED STOCK
  Hospital Supply.......................          1,774           (0.0%)
                                          -------------
  Total Equity Securities...............  1,121,914,416         (100.0%)
TOTAL SHORT-TERM OBLIGATIONS--U.S.
 TREASURY BILLS.........................      6,119,501           (0.5%)
                                          -------------
TOTAL INVESTMENTS.......................  1,128,033,917         (100.5%)
  Other Assets Less Liabilities.........     (5,736,583)         (-0.5%)
                                          -------------
NET ASSETS..............................  $1,122,297,334        (100.0%)
                                          -------------
                                          -------------

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL

                   NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

                               DECEMBER 31, 1996

4. SUMMARY OF INVESTMENTS AS OF DECEMBER 31, 1996--METROPOLITAN SERIES FUND, INC. (CONCLUDED)

                                           AGGRESSIVE GROWTH PORTFOLIO
                                          -----------------------------
                                                      VALUE
                                                    (NOTE 1A)
COMMON STOCK
  Automotive............................  $   8,300,475           (0.6%)
  Banking...............................     52,161,093           (4.0%)
  Broadcasting..........................      1,911,644           (0.1%)
  Business Services.....................    111,731,275           (8.5%)
  Chemicals.............................      8,035,150           (0.6%)
  Drugs & Health Care...................     40,531,901           (3.1%)
  Electronics...........................    159,063,920          (12.0%)
  Finance...............................      1,903,687           (0.1%)
  Financial Services....................     36,782,250           (2.8%)
  Food & Beverages......................      8,800,137           (0.7%)
  Hospital Supply.......................     24,680,369           (1.9%)
  Hotel & Restaurant....................    147,865,328          (11.2%)
  Insurance.............................     24,104,063           (1.8%)
  Leisure...............................     22,011,718           (1.7%)
  Machinery.............................      5,305,125           (0.4%)
  Office & Business Equipment...........     46,756,744           (3.5%)
  Oil...................................      1,795,219           (0.1%)
  Oil & Gas Exploration.................     22,009,875           (1.7%)
  Oil--Services.........................    115,561,562           (8.7%)
  Personal Care.........................      2,647,288           (0.2%)
  Printing & Publishing.................      7,947,212           (0.6%)
  Retail Trade..........................    116,932,900           (8.9%)
  Software..............................    110,257,289           (8.3%)
  Textiles & Apparel....................     38,388,025           (2.9%)
  Tobacco...............................      1,785,938           (0.1%)
  Transportation--Airlines..............     19,139,375           (1.4%)
  Utilities--Miscellaneous..............      7,936,000           (0.6%)
  Utilities--Telephone..................     19,502,387           (1.5%)
                                          -------------
  Total Common Stock....................  1,163,847,949          (88.0%)
                                          -------------
PREFERRED STOCK
  Printing & Publishing.................      3,590,300           (0.3%)
                                          -------------
Total Equity Securities.................  1,167,438,249          (88.3%)
TOTAL LONG-TERM DEBT
 SECURITIES--CONVERTIBLE BONDS..........      2,312,500           (0.2%)
TOTAL SHORT-TERM OBLIGATIONS--COMMERCIAL
 PAPER..................................    142,773,021          (10.8%)
                                          -------------
TOTAL INVESTMENTS.......................  1,312,523,770          (99.3%)
  Other Assets Less Liabilities.........      9,325,594           (0.7%)
                                          -------------
NET ASSETS..............................  $1,321,849,364        (100.0%)
                                          -------------
                                          -------------

                          INDEPENDENT AUDITORS' REPORT

Metropolitan Life Insurance Company

    We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company (the "Company") as of December 31, 1996 and 1995 and the related consolidated statements of earnings, equity and cash flows for each of the three years in the period ended December 31, 1996. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of the Company at December 31, 1996 and 1995 and the consolidated results of its operations and its consolidated cash flows for each of the three years in the period ended December 31, 1996 in conformity with generally accepted accounting principles.

    As discussed in Notes 1 and 13 to the consolidated financial statements, the Company has retroactively adopted applicable generally accepted accounting principles relating to mutual life insurance companies and has changed, as of December 31, 1994, the method of accounting for fixed maturity investments.

Deloitte & Touche LLP
New York, New York

April 4, 1997

                      METROPOLITAN LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 1996 AND 1995

                                                                                                                         1996
                                                                                                                      -----------
                                                                                                            NOTES         (IN
                                                                                                         -----------   MILLIONS)
ASSETS
INVESTMENTS:
  Fixed Maturities:....................................................................................        2,12
    Available for Sale, at Estimated Fair Value........................................................               $    75,039
    Held to Maturity, at Amortized Cost................................................................                    11,322
  Equity Securities....................................................................................        2,12         2,816
  Mortgage Loans on Real Estate........................................................................        2,12        18,964
  Policy Loans.........................................................................................          12         5,842
  Real Estate..........................................................................................           2         7,744
  Real Estate Joint Ventures...........................................................................           4           851
  Other Limited Partnership Interests..................................................................           4           992
  Leases and Leveraged Leases..........................................................................           2         1,883
  Short-Term Investments...............................................................................          12           741
  Other Invested Assets................................................................................                     2,692
                                                                                                                      -----------
    Total Investments..................................................................................                   128,886
Cash and Cash Equivalents..............................................................................          12         2,325
Deferred Policy Acquisition Costs......................................................................                     7,227
Accrued Investment Income..............................................................................                     1,611
Premiums and Other Receivables.........................................................................                     2,916
Deferred Income Taxes Receivable.......................................................................                        37
Other Assets...........................................................................................                     2,094
Separate Account Assets................................................................................                    43,775
                                                                                                                      -----------
    TOTAL ASSETS.......................................................................................               $   188,871
                                                                                                                      -----------
                                                                                                                      -----------
LIABILITIES AND EQUITY
LIABILITIES
Future Policy Benefits.................................................................................           5   $    69,223
Policyholder Account Balances..........................................................................        5,12        47,674
Other Policyholder Funds...............................................................................          12         4,179
Policyholder Dividends Payable.........................................................................                     1,817
Short- and Long-Term Debt..............................................................................        9,12         5,365
Income Taxes Payable:..................................................................................           6
  Current..............................................................................................                       599
  Deferred.............................................................................................                        --
Other Liabilities......................................................................................                     4,632
Separate Account Liabilities...........................................................................                    43,399
                                                                                                                      -----------
                                                                                                                      -----------
    Total Liabilities..................................................................................                   176,888
                                                                                                                      -----------
                                                                                                                      -----------
Commitments and Contingencies (Notes 2, 4 and 10)
EQUITY
Retained Earnings......................................................................................                    10,937
Net Unrealized Investment Gains........................................................................           3         1,028
Foreign Currency Translation Adjustments...............................................................                        18
                                                                                                                      -----------
                                                                                                                      -----------
    TOTAL EQUITY.......................................................................................          13        11,983
                                                                                                                      -----------
                                                                                                                      -----------
    TOTAL LIABILITIES AND EQUITY.......................................................................               $   188,871
                                                                                                                      -----------
                                                                                                                      -----------

                                                                                                            1995
                                                                                                         -----------

ASSETS
INVESTMENTS:
  Fixed Maturities:....................................................................................
    Available for Sale, at Estimated Fair Value........................................................  $    76,412
    Held to Maturity, at Amortized Cost................................................................       11,340
  Equity Securities....................................................................................        1,749
  Mortgage Loans on Real Estate........................................................................       17,216
  Policy Loans.........................................................................................        5,714
  Real Estate..........................................................................................        8,761
  Real Estate Joint Ventures...........................................................................          753
  Other Limited Partnership Interests..................................................................          797
  Leases and Leveraged Leases..........................................................................        1,503
  Short-Term Investments...............................................................................        1,769
  Other Invested Assets................................................................................        2,651
                                                                                                         -----------
    Total Investments..................................................................................      128,665
Cash and Cash Equivalents..............................................................................        1,930
Deferred Policy Acquisition Costs......................................................................        6,508
Accrued Investment Income..............................................................................        1,961
Premiums and Other Receivables.........................................................................        2,533
Deferred Income Taxes Receivable.......................................................................           --
Other Assets...........................................................................................        2,157
Separate Account Assets................................................................................       39,384
                                                                                                         -----------
    TOTAL ASSETS.......................................................................................  $   183,138
                                                                                                         -----------
                                                                                                         -----------
LIABILITIES AND EQUITY
LIABILITIES
Future Policy Benefits.................................................................................  $    68,256
Policyholder Account Balances..........................................................................       48,133
Other Policyholder Funds...............................................................................        4,006
Policyholder Dividends Payable.........................................................................        1,825
Short- and Long-Term Debt..............................................................................        5,580
Income Taxes Payable:..................................................................................
  Current..............................................................................................          827
  Deferred.............................................................................................          230
Other Liabilities......................................................................................        3,666
Separate Account Liabilities...........................................................................       38,861
                                                                                                         -----------
                                                                                                         -----------
    Total Liabilities..................................................................................      171,384
                                                                                                         -----------
                                                                                                         -----------
Commitments and Contingencies (Notes 2, 4 and 10)
EQUITY
Retained Earnings......................................................................................       10,084
Net Unrealized Investment Gains........................................................................        1,646
Foreign Currency Translation Adjustments...............................................................           24
                                                                                                         -----------
                                                                                                         -----------
    TOTAL EQUITY.......................................................................................       11,754
                                                                                                         -----------
                                                                                                         -----------
    TOTAL LIABILITIES AND EQUITY.......................................................................  $   183,138
                                                                                                         -----------
                                                                                                         -----------

          See accompanying notes to consolidated financial statements.

    The New York State Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining solvency under the New York Insurance Law. No consideration is given by the Department to financial statements prepared in accordance with generally accepted accounting principles in making such determination.

                      METROPOLITAN LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENTS OF EARNINGS
             FOR THE YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994

                                                                 NOTES        1996         1995         1994
                                                              -----------  -----------  -----------  -----------
                                                                                       (IN MILLIONS)
REVENUES
Premiums....................................................           5   $    11,462  $    11,178  $    10,078
Universal Life and Investment-Type Product Policy Fee
 Income.....................................................                     1,173        1,105          883
Net Investment Income.......................................           3         8,848        8,711        8,283
Investment Gains, Net.......................................           3           603          199            4
Commissions, Fees and Other Income..........................                     1,152          741          636
                                                                           -----------  -----------  -----------
  Total Revenues............................................                    23,238       21,934       19,884
                                                                           -----------  -----------  -----------
BENEFITS AND OTHER DEDUCTIONS
Policyholder Benefits.......................................           5        12,525       11,976       11,179
Interest Credited to Policyholder Account Balances..........                     2,868        3,143        3,040
Policyholder Dividends......................................                     1,728        1,786        1,752
Other Operating Costs and Expenses..........................                     4,711        4,285        3,500
                                                                           -----------  -----------  -----------
    Total Benefits and Other Deductions.....................                    21,832       21,190       19,471
Earnings from Continuing Operations before Income Taxes.....                     1,406          744          413
Income Taxes................................................           6           482          407          380
                                                                           -----------  -----------  -----------
Earnings from Continuing Operations.........................                       924          337           33
                                                                           -----------  -----------  -----------
Discontinued Operations:
  (Loss) Earnings from Discontinued Operations (Net of
    Income Tax (Benefit) Expense of $(18) in 1996, $32 in
    1995 and $54 in 1994)...................................                       (52)         (54)          81
  (Loss) Gain on Disposal of Discontinued Operations (Net of
    Income Tax (Benefit) Expense of $(11) in 1996 and $106
    in 1995)................................................                       (19)         416           --
                                                                           -----------  -----------  -----------
  (Loss) Earnings from Discontinued Operations..............                       (71)         362           81
                                                                           -----------  -----------  -----------
NET EARNINGS................................................          13   $       853  $       699  $       114
                                                                           -----------  -----------  -----------
                                                                           -----------  -----------  -----------

          See accompanying notes to consolidated financial statements.

                      METROPOLITAN LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 1996 ,1995 AND 1994

                                                                 NOTES        1996         1995        1994
                                                              -----------  -----------  -----------  ---------
                                                                                      (IN MILLIONS)
RETAINED EARNINGS, BEGINNING OF YEAR........................               $    10,084  $     9,385  $   9,271
Net Earnings................................................                       853          699        114
                                                                           -----------  -----------  ---------
RETAINED EARNINGS, END OF YEAR..............................                    10,937       10,084      9,385
                                                                           -----------  -----------  ---------
NET UNREALIZED INVESTMENT GAINS (LOSSES), BEGINNING OF
 YEAR.......................................................                     1,646         (955)       259
Cumulative Effect of Accounting Change......................           1            --           --     (1,247)
Change in Unrealized Investment (Losses) Gains..............                      (618)       2,601         33
                                                                           -----------  -----------  ---------
NET UNREALIZED INVESTMENT GAINS (LOSSES), END OF YEAR.......                     1,028        1,646       (955)
                                                                           -----------  -----------  ---------
FOREIGN CURRENCY TRANSLATION ADJUSTMENTS, BEGINNING OF
 YEAR.......................................................                        24           (2)       (17)
Change in foreign currency translation adjustments..........                        (6)          26         15
                                                                           -----------  -----------  ---------
FOREIGN CURRENCY TRANSLATION ADJUSTMENTS, END OF YEAR.......                        18           24         (2)
                                                                           -----------  -----------  ---------
  TOTAL EQUITY, END OF YEAR.................................          13   $    11,983  $    11,754  $   8,428
                                                                           -----------  -----------  ---------
                                                                           -----------  -----------  ---------

          See accompanying notes to consolidated financial statements.

                      METROPOLITAN LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                    1996           1995           1994
                                -------------  -------------  -------------
                                               (IN MILLIONS)
NET EARNINGS..................  $         853  $         699  $         114
Adjustments to Reconcile Net
  Earnings to Net Cash
  Provided by Operating
    Activities:
    Change in Deferred Policy
     Acquisition Costs, Net...           (391)          (376)          (538)
    Change in Accrued
     Investment Income........            350           (191)           (70)
    Change in Premiums and
     Other Receivables........           (106)           (29)          (458)
    Undistributed (Income)
     Loss of Real Estate Joint
     Ventures and Other
     Limited Partnerships.....            100            (95)           150
    Gains from Sale of
     Investments and
     Businesses, Net..........           (573)          (721)            (4)
    Depreciation and
     Amortization Expenses....            (18)            30            (25)
    Interest Credited to
     Policyholder Account
     Balances.................          2,868          3,143          3,040
    Universal Life and
     Investment-Type Product
     Policy Fee Income........         (1,173)        (1,105)          (883)
    Change in Future Policy
     Benefits.................          2,149          2,332          2,089
    Change in Other
     Policyholder Funds.......            181            (66)            65
    Change in Policyholder
     Dividends Payable........             (8)            11            (55)
    Change in Income Taxes
     Payable..................           (134)           327            503
    Other, Net................           (410)           864             52
                                -------------  -------------  -------------
NET CASH PROVIDED BY OPERATING
  ACTIVITIES..................          3,688          4,823          3,980
                                -------------  -------------  -------------
Cash Flows from Investing
  Activities:
  Sales, Maturities and
    Repayments of:
    Fixed Maturities..........         76,117         64,372         47,658
    Equity Securities.........          2,069            694            795
    Mortgage Loans on Real
     Estate...................          2,380          3,182          2,684
    Real Estate...............          1,948          1,193            688
    Real Estate Joint
     Ventures.................            410            387            471
    Other Limited Partnership
     Interests................            178             42             24
  Purchases of:
    Fixed Maturities..........        (76,225)       (66,693)       (51,073)
    Equity Securities.........         (2,742)          (781)          (812)
    Mortgage Loans on Real
     Estate...................         (4,225)        (2,491)        (1,465)
    Real Estate...............           (859)          (904)          (773)
    Real Estate Joint
     Ventures.................           (130)          (285)           (51)
    Other Limited Partnership
     Interests................           (307)           (87)          (164)
  Net Change in Short-Term
    Investments...............          1,028           (634)           198
  Net Change in Policy
    Loans.....................           (128)          (112)          (393)
  Other, Net..................           (438)          (568)          (107)
                                -------------  -------------  -------------
NET CASH USED BY INVESTING
  ACTIVITIES..................           (924)        (2,685)        (2,320)
                                -------------  -------------  -------------
  Cash Flows from Financing
    Activities:
  Policyholder Account
    Balances
    Deposits..................         17,167         16,017         15,580
    Withdrawals...............        (19,321)       (19,142)       (16,876)
  Additions to Long-Term
    Debt......................             --            692            148
  Repayments of Long-Term
    Debt......................           (284)          (389)          (334)
  Net Increase (Decrease) in
    Short-Term Debt...........             69            (78)           143
                                -------------  -------------  -------------
NET CASH USED BY FINANCING
  ACTIVITIES..................         (2,369)        (2,900)        (1,339)
                                -------------  -------------  -------------
  Change in Cash and Cash
    Equivalents...............            395           (762)           321
  Cash and Cash Equivalents,
    Beginning of Year.........          1,930          2,692          2,371
                                -------------  -------------  -------------
CASH AND CASH EQUIVALENTS, END
  OF YEAR.....................  $       2,325  $       1,930  $       2,692
                                -------------  -------------  -------------
                                -------------  -------------  -------------
Supplemental Cash Flow
  Information:
  Interest Paid...............  $         310  $         280  $         257
                                -------------  -------------  -------------
                                -------------  -------------  -------------
  Income Taxes Paid...........  $         497  $         283  $         161
                                -------------  -------------  -------------
                                -------------  -------------  -------------

          See accompanying notes to consolidated financial statements.

                      METROPOLITAN LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BUSINESS

    Metropolitan Life Insurance Company ("MetLife") and its subsidiaries (collectively, the "Company") principally provide life insurance and annuity products and pension, pension-related and investment-related services to individuals, corporations and other institutions. The Company also provides nonmedical health, disability and property and casualty insurance and offers investment management, investment advisory, and commercial finance services.

BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

    The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP"). The New York State Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining solvency under the New York Insurance Law. No consideration is given by the Department to financial statements prepared in accordance with GAAP in making such determination.

    The accompanying consolidated financial statements include the accounts of MetLife and its subsidiaries, partnerships and joint venture interests in which MetLife has control. Other equity investments in affiliated companies, partnerships and joint ventures are generally reported on the equity basis. Significant intercompany transactions and balances have been eliminated in consolidation.

    Minority interest related to subsidiaries, partnership and joint venture interests that are consolidated amounted to $149 million and $137 million at December 31, 1996 and 1995, respectively, and is included in other liabilities. Minority interest in earnings of $30 million, $22 million and $5 million in 1996, 1995 and 1994, respectively, is included in other operating costs and expenses.

    In August 1996, MetLife completed a merger with New England Mutual Life Insurance Company ("The New England") whereby The New England was merged directly into MetLife. The merger was accounted for as a pooling of interest and, accordingly, the accompanying consolidated financial statements include the accounts and operations of The New England for all periods.

    Prior to 1996, MetLife, as a mutual life insurance company, prepared its financial statements in conformity with accounting practices prescribed or permitted by the Department (statutory financial statements), which accounting practices were considered to be GAAP for a mutual life insurance company. In 1996, MetLife adopted Interpretation No. 40, APPLICABILITY OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES TO MUTUAL LIFE INSURANCE AND OTHER ENTERPRISES (the "Interpretation"), and Statement of Financial Accounting Standards ("SFAS") No. 120, ACCOUNTING AND REPORTING BY MUTUAL LIFE INSURANCE ENTERPRISES AND BY INSURANCE ENTERPRISES FOR CERTAIN LONG DURATION PARTICIPATING POLICIES (the "Standard"), of the Financial Accounting Standards Board ("FASB"). The Interpretation and the Standard required mutual life insurance companies to adopt all standards promulgated by the FASB in their general purpose financial statements. The financial statements of MetLife for 1995 and 1994 have been retroactively restated to reflect the adoption of all applicable authoritative GAAP pronouncements. The effect of such adoption, except for SFAS No. 115, "ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES," has been reflected in equity at January 1, 1994 (see Note 13).

    As of December 31, 1994, the Company adopted SFAS No. 115, which expanded the use of fair value accounting for those securities that a company does not have positive intent and ability to hold to maturity. Implementation of SFAS No. 115 decreased consolidated equity at December 31, 1994, by $1,247 million, net of deferred income taxes, amounts attributable to participating pension contractholders and adjustments of deferred policy acquisition costs and future policy benefits. In 1995, the FASB issued implementation guidance for SFAS No. 115 and permitted companies a one-time opportunity, through December 31, 1995, to reassess the appropriateness of the classification of all securities held at that time. On December 31, 1995, the Company transferred $3,058 million of securities classified as held to maturity to the available for sale portfolio. As a result, consolidated equity at December 31, 1995, increased by $135 million, excluding the effects of deferred income taxes, amounts attributable to participating pension contractholders and adjustments of deferred policy acquisition costs and future policy benefits.

                      METROPOLITAN LIFE INSURANCE COMPANY

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
VALUATION OF INVESTMENTS

    Fixed maturity securities for which the Company has the positive intent and ability to hold to maturity are stated principally at amortized cost and include bonds and redeemable preferred stock. All other fixed maturity securities are classified as available for sale and are reported at estimated fair value. Equity securities are stated principally at estimated fair value and include common stocks and nonredeemable preferred stocks. Unrealized investment gains and losses on fixed maturity securities available for sale and equity securities are reported as a separate component of equity. Such amounts are net of related deferred income taxes, amounts attributable to participating pension contractholders and adjustments of deferred policy acquisition costs and future policy benefits relating to unrealized gains on available for sale securities. Costs of fixed maturity and equity securities are adjusted for impairments in value deemed to be other than temporary. All security transactions are recorded on a trade date basis.

    Mortgage loans in good standing are carried at outstanding principal balances less unaccreted discounts. Mortgage loans are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contract terms of the loan agreement. When the Company determines that a loan is impaired, an allowance for loss is established for the difference between the carrying value of the mortgage loan and the estimated fair value. Estimated fair value is based on either the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's observable market price or the fair value of the collateral. The provision for losses is reported as a realized investment loss. Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries, if any, are credited to the allowance for losses.

    Investment real estate, including real estate acquired in satisfaction of debt, is generally stated at depreciated cost (or amortized cost for capital leases). At the date of foreclosure, real estate acquired in satisfaction of debt is recorded at estimated fair value. Cost is adjusted for impairment whenever events or changes in circumstances indicate that the carrying amount of the investment may not be recoverable. In performing the review for recoverability, management estimates future cash flows expected from real estate investments including proceeds on disposition. If the sum of such expected future cash flows (undiscounted and without interest charges) is less than the carrying amount of the real estate, an impairment loss is recognized. Measurement of impairment losses is based on the estimated fair market value of the real estate, which is generally computed using the present value of expected future cash flows discounted at a rate commensurate with underlying risks. Real estate investments that management intends to sell in the near term are reported at the lower of cost or estimated fair market value less allowances for the estimated cost of sales. Changes in allowances relating to real estate to be disposed of and impairments of real estate are reported as realized investment gains or losses.

    Depreciation, including charges relating to capital leases, of real estate is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 20 to 40 years or the terms of the lease, if shorter. Accumulated depreciation and amortization on real estate was $2,109 million and $2,187 million at December 31, 1996 and 1995, respectively. Depreciation and amortization expense totaled $348 million, $427 million and $356 million for the years ended December 31, 1996, 1995 and 1994, respectively.

    Policy loans are stated at unpaid principal balances. Short-term investments are stated at amortized cost, which approximates fair value.

    The Company acts as the lessor of equipment in both direct financing and operating lease transactions. At lease commencement, the company records the aggregate future minimum lease payments due, the estimated residual value of the leased equipment and unearned lease income for direct financing leases. The unearned lease income represents the excess of aggregate future minimum lease receipts plus the estimated residual value over the cost of the leased equipment or its net capitalized value. Lease income is recognized over the term of the lease in a manner which reflects a level yield on the net investment in the lease. Certain origination fees and costs are deferred and recognized over the term of the lease using the interest method. For operating lease transactions, the cost of equipment or its net realizable value is depreciated on a straight-line basis over its estimated economic life and lease income is recorded as earned.

    The Company participates in leasing transactions in which it supplies only a portion of the purchase price, but generally has the entire equity interest in the equipment and rentals receivable (leveraged leases). These interests,

                      METROPOLITAN LIFE INSURANCE COMPANY

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) however, are subordinated to the interests of the lenders supplying the nonequity portion of the repurchase price. The financing is generally in the form of long-term debt that provides for no recourse against the Company and is collateralized by the property. The investment in leveraged leases is recorded net of the nonrecourse debt. Revenue, including related tax benefits, is recorded over the term of the lease at a level rate of return. Management regularly reviews residual values and writes down residuals to expected values as needed.

INVESTMENT RESULTS

    Realized investment gains and losses are determined by specific identification and are presented as a component of revenues. Valuation allowances are netted against asset categories to which they apply and provisions for losses for investments are included in investment gains and losses.

PROPERTY AND EQUIPMENT

    Property and equipment and leasehold improvements are included in other assets, and are stated at cost, less accumulated depreciation and amortization. Depreciation, including charges relating to capitalized leases, is provided using the straight-line or sum of the years digits methods over the estimated useful lives of the assets, which generally range from 20 to 40 years for real estate and five to 15 years or the term of the lease, if shorter, for all other property and equipment. Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the lease or the estimated useful life of the improvements.

RECOGNITION OF INCOME AND EXPENSES

    Premiums from traditional life and annuity policies with life contingencies are generally recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contract. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

    For contracts with a single premium, or limited number of premium payments due over a significantly shorter period of time than the total period over which benefits are provided ("limited payment contracts"), premiums are recorded as income when due with any excess profit deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

    Premiums from nonmedical health contracts are recognized as income on a pro rata basis over the contract terms.

    Premiums from universal life and investment-type contracts are reported as deposits to policyholder account balances. Revenues from these contracts consist of amounts assessed during the period against policyholder account balances for mortality, policy administration and surrender charges. Policy benefits and claims that are charged to expenses include benefit claims incurred in the period in excess of related policyholder account balances and interest credited to policyholder account balances.

    Property and liability premiums are generally recognized as revenue on a pro rata basis over the policy term. Unearned premiums are included in other liabilities and are computed principally by the monthly pro rata method.

DEFERRED POLICY ACQUISITION COSTS

    The costs of acquiring new business, principally commissions, agency and policy issue expenses, all of which vary with and are primarily related to the production of new business, have been deferred. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

    Deferred policy acquisition costs are amortized over 40 years for participating traditional life and 30 years for universal life and investment-type products as a constant percentage of estimated gross margins or profits arising principally from surrender charges and interest, mortality and expense margins based on historical and anticipated

                      METROPOLITAN LIFE INSURANCE COMPANY

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) future experience, updated regularly. The effects of revisions to experience on previous amortization of deferred policy acquisition costs are reflected in earnings in the period estimated gross margins or profits are revised.

    For nonparticipating traditional life and annuity policies with life contingencies, deferred policy acquisition costs are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the estimated life of the policy.

    For nonmedical health insurance contracts, deferred policy acquisition costs are amortized over the life of the contracts (generally 10 years) in proportion to anticipated premium revenue at the time of issue.

    For property and liability insurance, deferred policy acquisition costs are amortized over the terms of policies or reinsurance treaties.

VALUE OF INSURANCE BUSINESS ACQUIRED AND GOODWILL

    The cost of insurance acquired of $358 million and $381 million at December 31, 1996 and 1995, respectively, and the excess of purchase price over the fair value of net assets acquired of $17 million and $22 million at December 31, 1996 and 1995, respectively, are included in other assets. The cost of insurance acquired is being amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts. Accumulated amortization of cost of insurance acquired was $48 million and $18 million at December 31, 1996 and 1995, respectively, and related amortization expense was $30 million, $27 million and $2 million for the years ended December 31, 1996, 1995 and 1994, respectively. The excess of purchase price over the fair value of assets acquired is being amortized generally over a 10 year period using the straight-line method. Accumulated amortization of cost in excess of net assets acquired was $48 million and $43 million at December 31, 1996 and 1995, respectively, and related amortization expense was $5 million, $5 million and $6 million for the years ended December 31, 1996, 1995 and 1994, respectively.

FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

    Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of net level premium reserves for death and endowment policy benefits, the liability for terminal dividends and premium deficiency reserves. The net level premium reserve is calculated based on the nonforfeiture interest rate, ranging from 2.5 percent to 7.0 percent, and mortality rates guaranteed in calculating the cash surrender values described in such contracts. Premium deficiency reserves are established, if necessary, when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses after deferred policy acquisition costs are written off.

    Future policy benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholder fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing future policy benefit liabilities range from
2.5 percent to 7.0 percent for life insurance policies and 6.0 percent to 8.25 percent for annuity contracts.

    Policyholder account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

    Benefit liabilities for nonmedical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

                      METROPOLITAN LIFE INSURANCE COMPANY

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
    For property and liability insurance, the liability for unpaid reported losses is based on a case by case or overall estimate using the Company's past experience. A provision is also made for losses incurred but not reported on the basis of estimates and past experience.

INCOME TAXES

    MetLife and its eligible life insurance and nonlife insurance subsidiaries file a consolidated federal income tax return. The future tax consequences of temporary differences between financial reporting and tax basis of assets and liabilities are measured as of the balance sheet dates and are recorded as deferred tax assets or liabilities.

SEPARATE ACCOUNT OPERATIONS

    Separate Accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate Account assets are subject to general account claims only to the extent the value of such assets exceeds the Separate Account liabilities. Separate Account assets and liabilities also include assets and liabilities relating to unit-linked products sold in the United Kingdom.

    Investments held in the Separate Accounts (stated at estimated fair market value) and liabilities of the Separate Accounts (including participants' corresponding equity in the Separate Accounts) are reported separately as assets and liabilities. Deposits to Separate Accounts are reported as increases in Separate Account liabilities and are not reported in revenues. Mortality, policy administration and surrender charges to all Separate Accounts are included in revenues.

POLICYHOLDER DIVIDENDS

    The amount of policyholder dividends to be paid is determined annually by the Board of Directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year and management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

CASH AND CASH EQUIVALENTS

    Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

CONSOLIDATED STATEMENTS OF CASH FLOWS - NON CASH TRANSACTIONS

    For the years ended December 31, 1996, 1995 and 1994, respectively, real estate of $189 million, $429 million and $273 million was acquired in satisfaction of debt. At December 31, 1996 and 1995, the Company owned real estate acquired in satisfaction of debt of $456 million and $649 million, respectively. During 1995 and 1994, respectively, the company assumed liabilities of $1,573 million and $88 million and received assets of $1,573 million and $86 million through assumption of certain businesses from other insurance companies.

DISCONTINUED OPERATIONS

    In January 1995, the Company contributed its group medical benefits businesses to a corporate joint venture, The MetraHealth Companies, Inc. ("MetraHealth"). In October 1995, the Company sold its investment in MetraHealth to United HealthCare Corporation. For its interest in MetraHealth, the Company received $485 million face amount of United HealthCare Corporation convertible preferred stock and $326 million in cash (including additional consideration of $50 million in 1996). The sale resulted in an aftertax loss of $36 million in 1996 and an aftertax gain of $372 million in 1995. Operating losses in 1996 related principally to the finalization of the transfer of group medical contracts to MetraHealth. The Company also has the right to receive from United HealthCare Corporation up to approximately $169 million in cash based on the 1997 consolidated financial results of United HealthCare Corporation.

                      METROPOLITAN LIFE INSURANCE COMPANY

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
    During 1995, the company also sold its real estate brokerage, mortgage banking and mortgage administration operations for an aggregate consideration of $251 million (including additional cash consideration of $25 million in 1996), resulting in aftertax gains of $17 million in 1996 and $44 million in 1995.

    These operations are accounted for as discontinued operations and, accordingly, are segregated in the accompanying consolidated statements of earnings.

FOREIGN CURRENCY TRANSLATION

    Assets and liabilities of foreign operations and subsidiaries are translated at the exchange rate in effect at year end. Revenues and benefits and other expenses are translated at the average rate prevailing during the year. Translation adjustments arising from the use of differing exchange rates from period to period are charged or credited directly to equity.

ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

    The cost or amortized cost, gross unrealized gain and loss and estimated fair value of fixed maturity and equity securities, by category, are shown below.

HELD TO MATURITY SECURITIES -- DECEMBER 31, 1996 (IN MILLIONS):

                                                                                                                GROSS
                                                                                                              UNREALIZED
                                                                                             AMORTIZED   --------------------
                                                                                               COST        GAIN       LOSS
                                                                                            -----------  ---------  ---------
Fixed Maturities:
  Bonds:
    U. S. Treasury securities and obligations of U. S. government corporations and
      agencies............................................................................   $      48   $       3
    States and political subdivisions.....................................................          58           1
    Foreign governments...................................................................         260           5
    Corporate.............................................................................       7,520         236  $      64
    Mortgage-backed securities............................................................         689           1         16
    Other.................................................................................       2,746          85         24
                                                                                            -----------  ---------  ---------
  Total bonds.............................................................................      11,321         331        104
  Redeemable preferred stocks.............................................................           1          --         --
                                                                                            -----------  ---------  ---------
Total Fixed Maturities....................................................................   $  11,322   $     331  $     104
                                                                                            -----------  ---------  ---------
                                                                                            -----------  ---------  ---------


                                                                                             ESTIMATED
                                                                                            FAIR VALUE
                                                                                            -----------
Fixed Maturities:
  Bonds:
    U. S. Treasury securities and obligations of U. S. government corporations and
      agencies............................................................................   $      51
    States and political subdivisions.....................................................          59
    Foreign governments...................................................................         265
    Corporate.............................................................................       7,692
    Mortgage-backed securities............................................................         674
    Other.................................................................................       2,807
                                                                                            -----------
  Total bonds.............................................................................      11,548
  Redeemable preferred stocks.............................................................           1
                                                                                            -----------
Total Fixed Maturities....................................................................   $  11,549
                                                                                            -----------
                                                                                            -----------

                      METROPOLITAN LIFE INSURANCE COMPANY

2. INVESTMENTS (CONTINUED)
HELD TO MATURITY SECURITIES -- DECEMBER 31, 1995 (IN MILLIONS):

                                                                                                                  GROSS
                                                                                                                UNREALIZED
                                                                                              AMORTIZED   ----------------------
                                                                                                COST        GAIN        LOSS
                                                                                             -----------  ---------     -----
Fixed Maturities:
  Bonds:
    U. S. Treasury securities and obligations of U. S. government corporations and
      agencies.............................................................................   $      63   $       3
    States and political subdivisions......................................................          57          --
    Foreign governments....................................................................         194          10
    Corporate..............................................................................       8,039         398   $      33
    Mortgage-backed securities.............................................................         860           5          31
    Other..................................................................................       2,126         128           5
                                                                                             -----------  ---------         ---
  Total bonds..............................................................................      11,339         544          69
  Redeemable preferred stocks..............................................................           1          --          --
                                                                                             -----------  ---------         ---
Total Fixed Maturities.....................................................................   $  11,340   $     544   $      69
                                                                                             -----------  ---------         ---
                                                                                             -----------  ---------         ---


                                                                                              ESTIMATED
                                                                                             FAIR VALUE
                                                                                             -----------
Fixed Maturities:
  Bonds:
    U. S. Treasury securities and obligations of U. S. government corporations and
      agencies.............................................................................   $      66
    States and political subdivisions......................................................          57
    Foreign governments....................................................................         204
    Corporate..............................................................................       8,404
    Mortgage-backed securities.............................................................         834
    Other..................................................................................       2,249
                                                                                             -----------
  Total bonds..............................................................................      11,814
  Redeemable preferred stocks..............................................................           1
                                                                                             -----------
Total Fixed Maturities.....................................................................   $  11,815
                                                                                             -----------
                                                                                             -----------

AVAILABLE FOR SALE SECURITIES -- DECEMBER 31, 1996 (IN MILLIONS)

                                                                                                              GROSS
                                                                                                            UNREALIZED
                                                                                           AMORTIZED   --------------------
                                                                                             COST        GAIN       LOSS
                                                                                          -----------  ---------  ---------
Fixed Maturities:
  Bonds:
    U. S. Treasury securities and obligations of U. S. government corporations and
      agencies..........................................................................   $  12,949   $     901  $     128
    States and political subdivisions...................................................         536          13          1
    Foreign governments.................................................................       2,597         266          6
    Corporate...........................................................................      32,520       1,102        294
    Mortgage-backed securities..........................................................      21,200         407         91
    Other...............................................................................       2,511          90         30
                                                                                          -----------  ---------  ---------
  Total bonds...........................................................................      72,313       2,779        550
  Redeemable preferred stocks...........................................................         500          --          3
                                                                                          -----------  ---------  ---------
Total Fixed Maturities..................................................................   $  72,813   $   2,779  $     553
                                                                                          -----------  ---------  ---------
                                                                                          -----------  ---------  ---------
Equity Securities:
  Common stocks.........................................................................   $   1,882   $     648  $      55
  Nonredeemable preferred stocks........................................................         371          51         81
                                                                                          -----------  ---------  ---------
  Total Equity Securities...............................................................   $   2,253   $     699  $     136
                                                                                          -----------  ---------  ---------
                                                                                          -----------  ---------  ---------


                                                                                           ESTIMATED
                                                                                          FAIR VALUE
                                                                                          -----------
Fixed Maturities:
  Bonds:
    U. S. Treasury securities and obligations of U. S. government corporations and
      agencies..........................................................................   $  13,722
    States and political subdivisions...................................................         548
    Foreign governments.................................................................       2,857
    Corporate...........................................................................      33,328
    Mortgage-backed securities..........................................................      21,516
    Other...............................................................................       2,571
                                                                                          -----------
  Total bonds...........................................................................      74,542
  Redeemable preferred stocks...........................................................         497
                                                                                          -----------
Total Fixed Maturities..................................................................   $  75,039
                                                                                          -----------
                                                                                          -----------
Equity Securities:
  Common stocks.........................................................................   $   2,475
  Nonredeemable preferred stocks........................................................         341
                                                                                          -----------
  Total Equity Securities...............................................................   $   2,816
                                                                                          -----------
                                                                                          -----------

                      METROPOLITAN LIFE INSURANCE COMPANY

2. INVESTMENTS (CONTINUED)
AVAILABLE FOR SALE SECURITIES -- DECEMBER 31, 1995 (IN MILLIONS)

                                                                                                              GROSS
                                                                                                            UNREALIZED
                                                                                           AMORTIZED   --------------------
                                                                                             COST        GAIN       LOSS
                                                                                          -----------  ---------  ---------
Fixed Maturities:
Bonds:
  U. S. Treasury securities and obligations of U. S. government corporations and
    agencies............................................................................   $  15,963   $   2,194  $       4
  States and political subdivisions.....................................................          54           1         --
  Foreign governments...................................................................       1,851         195         --
  Corporate.............................................................................      29,742       1,905        124
  Mortgage-backed securities............................................................      21,255         707         28
  Other.................................................................................       1,788         235          7
                                                                                          -----------  ---------  ---------
  Total bonds...........................................................................      70,653       5,237        163
  Redeemable preferred stocks...........................................................         593          95          3
                                                                                          -----------  ---------  ---------
Total Fixed Maturities..................................................................   $  71,246   $   5,332  $     166
                                                                                          -----------  ---------  ---------
                                                                                          -----------  ---------  ---------

Equity Securities:
  Common stocks.........................................................................   $   1,372   $     389  $     134
  Nonredeemable preferred stocks........................................................         167           2         47
                                                                                          -----------  ---------  ---------
Total Equity Securities.................................................................   $   1,539   $     391  $     181
                                                                                          -----------  ---------  ---------
                                                                                          -----------  ---------  ---------


                                                                                           ESTIMATED
                                                                                          FAIR VALUE
                                                                                          -----------
Fixed Maturities:
Bonds:
  U. S. Treasury securities and obligations of U. S. government corporations and
    agencies............................................................................   $  18,153
  States and political subdivisions.....................................................          55
  Foreign governments...................................................................       2,046
  Corporate.............................................................................      31,523
  Mortgage-backed securities............................................................      21,934
  Other.................................................................................       2,016
                                                                                          -----------
  Total bonds...........................................................................      75,727
  Redeemable preferred stocks...........................................................         685
                                                                                          -----------
Total Fixed Maturities..................................................................   $  76,412
                                                                                          -----------
                                                                                          -----------
Equity Securities:
  Common stocks.........................................................................   $   1,627
  Nonredeemable preferred stocks........................................................         122
                                                                                          -----------
Total Equity Securities.................................................................   $   1,749
                                                                                          -----------
                                                                                          -----------

    The amortized cost and estimated fair value of bonds classified as held to maturity, by contractual maturity, are shown below.

                                                                 AMORTIZED    ESTIMATED
DECEMBER 31, 1996 (IN MILLIONS)                                    COST      FAIR VALUE
                                                                -----------  -----------
Due in one year or less.......................................   $     389    $     391
Due after one year through five years.........................       3,317        3,413
Due after five years through 10 years.........................       5,444        5,562
Due after 10 years............................................       1,482        1,508
                                                                -----------  -----------
Subtotal......................................................      10,632       10,874
Mortgage-backed securities....................................         689          674
                                                                -----------  -----------
Total.........................................................   $  11,321    $  11,548
                                                                -----------  -----------
                                                                -----------  -----------

    The amortized cost and estimated fair value of bonds classified as available for sale, by contractual maturity, are shown below.

                                                                 AMORTIZED    ESTIMATED
DECEMBER 31, 1996 (IN MILLIONS)                                    COST      FAIR VALUE
                                                                -----------  -----------
Due in one year or less.......................................   $   1,842    $   1,844
Due after one year through five years.........................      13,659       13,957
Due after five years through 10 years.........................      15,729       16,228
Due after 10 years............................................      19,883       20,997
                                                                -----------  -----------
Subtotal......................................................      51,113       53,026
Mortgage-backed securities....................................      21,200       21,516
                                                                -----------  -----------
Total.........................................................   $  72,313    $  74,542
                                                                -----------  -----------
                                                                -----------  -----------

                      METROPOLITAN LIFE INSURANCE COMPANY

    Bonds not due at a single maturity date have been included in the above tables in the year of final maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

MORTGAGE LOANS

    Mortgage loans are collateralized by properties principally located throughout the United States and Canada. At December 31, 1996, approximately 16 percent and 7 percent of the properties were located in California and Illinois, respectively. Generally, the Company (as the lender) requires that a minimum of one-fourth of the purchase price of the underlying real estate be paid by the borrower.

    The mortgage loan investments were categorized as follows:

DECEMBER 31                                                                1996         1995
                                                                           -----        -----
Office buildings......................................................          30%          32%
Retail................................................................          19%          18%
Residential...........................................................          16%          17%
Agricultural..........................................................          18%          16%
Other.................................................................          17%          17%
                                                                               ---          ---
Total.................................................................         100%         100%
                                                                               ---          ---
                                                                               ---          ---

    Many of the Company's real estate joint ventures have loans with the Company. The carrying values of such mortgages were $869 million and $1,164 million at December 31, 1996 and 1995, respectively.

    Mortgage loan valuation allowances and changes thereto are shown below.

DECEMBER 31 (IN MILLIONS)                                     1996       1995       1994
                                                            ---------  ---------  ---------
Balance, beginning of year................................  $     466  $     483  $     569
Additions charged to income...............................        144        107         89
Deductions for writedowns and dispositions................       (166)      (124)      (175)
                                                            ---------  ---------  ---------
Balance, end of year......................................  $     444  $     466  $     483
                                                            ---------  ---------  ---------
                                                            ---------  ---------  ---------

    Impaired mortgage loans and related valuation allowances are as follows:

DECEMBER 31 (IN MILLIONS)                                            1996       1995
                                                                   ---------  ---------
Impaired mortgage loans with valuation allowances................  $   1,677  $   2,028
Impaired mortgage loans with no valuation allowances.............        165        389
                                                                   ---------  ---------
Recorded investment in impaired mortgage loans...................      1,842      2,417
Valuation allowances.............................................       (427)      (449)
                                                                   ---------  ---------
Net impaired mortgage loans......................................  $   1,415  $   1,968
                                                                   ---------  ---------
                                                                   ---------  ---------

    During the years ended December 31, 1996 and 1995, the Company's average recorded investment in impaired mortgage loans was $2,113 million and $2,365 million, respectively. Interest income recognized on these impaired mortgage loans totaled $122 million and $169 million for the years ended December 31, 1996 and 1995, respectively. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans, where the present value method is used to measure impairment, is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows.

                      METROPOLITAN LIFE INSURANCE COMPANY

REAL ESTATE

    Real Estate valuation allowances and changes thereto are shown below.

YEARS ENDED DECEMBER 31 (IN MILLIONS)                           1996       1995       1994
                                                              ---------  ---------  ---------
Balance, beginning of year..................................  $     743  $     622  $     674
Additions charged to income.................................        127        358         82
Deductions for writedowns and dispositions..................       (341)      (237)      (134)
                                                              ---------  ---------  ---------
Balance, End of Year........................................  $     529  $     743  $     622
                                                              ---------  ---------  ---------
                                                              ---------  ---------  ---------

    The above table does not include valuation reserves of $118 million, $167 million and $95 million at December 31, 1996, 1995 and 1994, respectively, relating to investments in real estate joint ventures.

    Prior to 1996, the Company established valuation allowances for impaired real estate investments. During 1996, $150 million of valuation allowances relating to real estate held for investment were applied as writedowns to specific properties. The balance in the real estate valuation allowance at December 31, 1996, relates to properties that management has committed to a plan of sale. The carrying value, net of valuation allowances, of properties committed to a plan of sale was $1,844 million at December 31, 1996. Net investment income relating to such properties was $60 million for the year ended December 31, 1996.

LEASES AND LEVERAGED LEASES

    The Company's investment in direct financing leases and leveraged leases is summarized below.

                                    DIRECT FINANCING      LEVERAGED LEASES
                                         LEASES                                      TOTAL
                                  --------------------  --------------------  --------------------
DECEMBER 31 (IN MILLIONS)           1996       1995       1996       1995       1996       1995
                                  ---------  ---------  ---------  ---------  ---------  ---------
Investment......................  $   1,247  $   1,054  $     507  $     298  $   1,754  $   1,352
Estimated Residual Values.......        238        231        543        445        781        676
                                  ---------  ---------  ---------  ---------  ---------  ---------
Total...........................      1,485      1,285      1,050        743      2,535      2,028
Unearned Income.................       (336)      (295)      (316)      (230)      (652)      (525)
                                  ---------  ---------  ---------  ---------  ---------  ---------
Net Investment..................  $   1,149  $     990  $     734  $     513  $   1,883  $   1,503
                                  ---------  ---------  ---------  ---------  ---------  ---------
                                  ---------  ---------  ---------  ---------  ---------  ---------

    The investment amounts set forth above are due primarily in monthly installments. The payment periods generally range from three to eight years, but in certain circumstances are as long as 20 years. Average yields range from 7 percent to 12 percent. These receivables are generally collateralized by the related property.

    Scheduled aggregate receipts for the investment and estimated residual values in direct financing leases are:

                                                          DIRECT
YEAR ENDING DECEMBER 31 (IN MILLIONS)                    FINANCING    RESIDUALS     TOTAL
                                                        -----------  -----------  ---------
1997..................................................   $     236    $      20   $     256
1998..................................................         209            9         218
1999..................................................         189           25         214
2000..................................................         167           26         193
2001..................................................         128           23         151
Thereafter............................................         318          135         453
                                                        -----------       -----   ---------
Total.................................................   $   1,247    $     238   $   1,485
                                                        -----------       -----   ---------
                                                        -----------       -----   ---------

    Historical collection experience indicates that a portion of the above amounts will be paid prior to contractual maturity. Accordingly, the future receipts, as shown above, should not be regarded as a forecast of future cash flow.

                      METROPOLITAN LIFE INSURANCE COMPANY

FINANCIAL INSTRUMENTS

    The Company has a securities lending program whereby large blocks of securities are loaned to third parties, primarily major brokerage firms. Company policy requires a minimum of 102 percent of the fair value of the loaned securities to be separately maintained as collateral for the loans. The collateral is recorded in memorandum records and is not reflected in the accompanying consolidated balance sheets. To further minimize the credit risks related to this lending program, the Company regularly monitors the financial condition of counterparties to these agreements.

    The Company engages in a variety of derivative transactions. Certain derivatives, such as forwards, futures, options and swaps, which do not themselves generate interest or dividend income, are acquired or sold in order to hedge or reduce risks applicable to assets held, or expected to be purchased or sold, and liabilities incurred or expected to be incurred. The Company may also sell covered call options for income generation purposes from time to time. The Company does not engage in trading of these derivatives.

    Derivative financial instruments involve varying degrees of market risk resulting from changes in the volatility of interest rates, foreign currency exchange rates or market values of the underlying financial instruments. The Company's risk of loss is typically limited to the fair value of these instruments and not by the notional or contractual amounts which reflect the extent of involvement but not necessarily the amounts subject to risk. Credit risk arises from the possible inability of counterparties to meet the terms of the contracts. Credit risk due to counterparty nonperformance associated with these instruments is the unrealized gain, if any, reflected by the fair value of such instruments.

    During the three year period ended December 31, 1996, the Company employed several ongoing derivatives strategies. The Company entered into a number of anticipatory hedges using securities forwards, futures and interest rate swaps to limit the interest rate exposure of investments expected to be acquired or sold within one year. The Company also executed swaps and foreign currency forwards to hedge, including on an anticipatory basis, the foreign currency risk of foreign currency denominated investments. The Company also used interest rate swaps and forwards to reduce risks from changes in interest rates and exposures arising from mismatches between assets and liabilities. In addition, the Company has used interest rate caps to reduce the market and interest rate risks relating to certain assets and liabilities.

    Income and expenses related to derivatives used to hedge or manage risks are recorded on the accrual basis as an adjustment to the yield of the related securities over the periods covered by the derivative contracts. Gains and losses relating to early terminations of interest rate swaps used to hedge or manage interest rate risk are deferred and amortized over the remaining period originally covered by the swap. Gains and losses relating to derivatives used to hedge the risks associated with anticipated transactions are deferred and utilized to adjust the basis of the transaction once it has closed. If it is determined that the transaction will not close, such gains and losses are included in realized investment gains and losses.

ASSETS ON DEPOSIT

    As of December 31, 1996 and 1995, the Company had assets on deposit with regulatory agencies of $4,062 million and $3,917 million, respectively.

                      METROPOLITAN LIFE INSURANCE COMPANY

3. INVESTMENT INCOME AND INVESTMENT GAINS

    The sources of investment income are as follows:

YEARS ENDED DECEMBER 31 (IN MILLIONS)                    1996       1995       1994
                                                       ---------  ---------  ---------
Fixed maturities.....................................  $   6,042  $   6,006  $   5,682
Equity securities....................................         60         45         53
Mortgage loans on real estate........................      1,523      1,501      1,573
Policy loans.........................................        399        394        359
Real estate..........................................      1,647      1,833      1,870
Real estate joint ventures...........................         21         41        (99)
Other limited partnership interests..................         70         23         40
Leases and leveraged leases..........................        135        113         92
Cash, cash equivalents and short-term investments....        214        231        146
Other investment income..............................        281        326        337
                                                       ---------  ---------  ---------
  Gross investment income............................     10,392     10,513     10,053
Investment expenses..................................     (1,544)    (1,802)    (1,770)
                                                       ---------  ---------  ---------
  Investment income, net.............................  $   8,848  $   8,711  $   8,283
                                                       ---------  ---------  ---------
                                                       ---------  ---------  ---------

Investment gains (losses), including changes in valuation allowances, are summarized as follows:

YEARS ENDED DECEMBER 31 (IN MILLIONS)                            1996       1995       1994
                                                               ---------  ---------  ---------
Fixed maturities.............................................  $     234  $     621  $     (97)
Equity securities............................................         78         (5)       141
Mortgage loans on real estate................................        (86)       (51)       (41)
Real estate..................................................        165       (375)       (20)
Real estate joint ventures...................................        206        (16)        18
Other limited partnership interests..........................         82        117         28
Other........................................................        (76)       (92)       (25)
                                                               ---------  ---------  ---------
  Investment gains, net......................................  $     603  $     199  $       4
                                                               ---------  ---------  ---------
                                                               ---------  ---------  ---------

    Proceeds from the sales of bonds classified as available for sale during 1996, 1995 and 1994 were $74,580 million, $58,537 million and $43,903 million, respectively. During 1996, 1995 and 1994, respectively, gross gains of $1,069 million, $1,013 million and $642 million and gross losses of $842 million, $402 million and $719 million were realized on those sales. Proceeds from the sale of bonds classified as held to maturity during 1996, 1995 and 1994 were $1,281 million, $1,806 million and $1,797 million, respectively. During 1996, 1995 and 1994, respectively, gross gains of $10 million, $17 million and $9 million and gross losses of $1 million, $4 million and $13 million were realized on those sales. Sales of held to maturity bonds were principally due to prepayments and callable features on privately placed bonds.

                      METROPOLITAN LIFE INSURANCE COMPANY

3. INVESTMENT INCOME AND INVESTMENT GAINS (CONTINUED)
    The net unrealized investment gains (losses), which are included in the consolidated balance sheets as a component of equity, and the changes for the corresponding years are summarized as follows:

DECEMBER 31 (IN MILLIONS)                                  1996       1995       1994
                                                         ---------  ---------  ---------
Balance, end of year, comprised of:
  Unrealized investment gains (losses) on:
    Fixed maturities...................................  $   2,226  $   5,166  $  (2,328)
    Equity securities..................................        563        210         41
    Other..............................................        474        380        378
                                                         ---------  ---------  ---------
                                                             3,263      5,756     (1,909)
  Amounts of unrealized investment gains (losses)
    attributable to:
    Participating pension contracts....................         (9)      (350)       (92)
    Loss recognition...................................     (1,219)    (2,064)        (1)
    Deferred policy acquisition cost allowances........       (420)      (748)       499
    Deferred income tax (expense) benefit..............       (587)      (948)       548
                                                         ---------  ---------  ---------
Balance, end of year...................................  $   1,028  $   1,646  $    (955)
                                                         ---------  ---------  ---------
                                                         ---------  ---------  ---------

YEARS ENDED DECEMBER 31 (IN MILLIONS)                      1996       1995       1994
                                                         ---------  ---------  ---------
Balance, beginning of year:............................  $   1,646  $    (955) $     259
  Change in unrealized investment gains (losses).......     (2,493)     7,665         50
  Unrealized loss at date of adoption of SFAS No.
    115................................................         --         --     (2,449)
  Change in unrealized investment gains (losses)
    attributable to:
    Participating pension contracts....................        341       (258)       (86)
    Loss recognition...................................        845     (2,063)        21
    Deferred policy acquisition cost allowances........        328     (1,247)       550
    Deferred income tax (expense) benefit..............        361     (1,496)       700
                                                         ---------  ---------  ---------
Balance, end of year...................................  $   1,028  $   1,646  $    (955)
                                                         ---------  ---------  ---------
                                                         ---------  ---------  ---------

                      METROPOLITAN LIFE INSURANCE COMPANY

4. REAL ESTATE JOINT VENTURES AND OTHER LIMITED PARTNERSHIP INTERESTS

    Summarized combined financial information of real estate joint ventures and other limited partnership interests accounted for under the equity method, in which the Company has an investment of $10 million or greater and an equity interest of 10 percent or greater, is as follows:

DECEMBER 31 (IN MILLIONS)                                            1996       1995
                                                                   ---------  ---------
Assets:
  Investments in real estate, at depreciated cost................  $   1,030  $   1,409
  Investments in securities, generally at estimated fair value...        621        534
  Cash and cash equivalents......................................         37         33
  Other..........................................................      1,030      1,005
                                                                   ---------  ---------
Total assets.....................................................  $   2,718  $   2,981
                                                                   ---------  ---------
                                                                   ---------  ---------

Liabilities:
  Borrowed funds -- third party..................................  $     243  $     264
  Borrowed funds -- MetLife......................................         69        133
  Other..........................................................        915        933
                                                                   ---------  ---------
Total liabilities................................................      1,227      1,330
                                                                   ---------  ---------
Partners' Capital................................................  $   1,491  $   1,651
                                                                   ---------  ---------
                                                                   ---------  ---------
MetLife equity in partners' capital included above...............  $     786  $   1,103
                                                                   ---------  ---------
                                                                   ---------  ---------

YEARS ENDED DECEMBER 31 (IN MILLIONS)                           1996       1995       1994
                                                              ---------  ---------  ---------
Operations:
  Revenues of real estate joint ventures....................  $     275  $     364  $     357
  Revenues of other limited partnerships interests..........        297        417        287
  Interest expense -- third party...........................        (11)       (26)       (24)
  Interest expense -- MetLife...............................        (19)       (31)       (27)
  Other expenses............................................       (411)      (501)      (499)
                                                              ---------  ---------  ---------
Net earnings................................................  $     131  $     223  $      94
                                                              ---------  ---------  ---------
                                                              ---------  ---------  ---------
MetLife earnings from real estate joint ventures and other
 limited partnership interests included above...............  $      34  $      28  $       9
                                                              ---------  ---------  ---------
                                                              ---------  ---------  ---------

5. REINSURANCE AND OTHER INSURANCE TRANSACTIONS

    In the normal course of business, the Company assumes and cedes insurance with other insurance companies. The accompanying consolidated statements of earnings are presented net of reinsurance ceded.

    The effect of reinsurance on premiums earned is as follows:

YEARS ENDED DECEMBER 31 (IN MILLIONS)                    1996       1995       1994
                                                       ---------  ---------  ---------
Direct premiums......................................  $  12,569  $  11,944  $  11,309
Reinsurance assumed..................................        508        812        227
Reinsurance ceded....................................     (1,615)    (1,578)    (1,458)
                                                       ---------  ---------  ---------
Net premiums earned..................................  $  11,462  $  11,178  $  10,078
                                                       ---------  ---------  ---------
                                                       ---------  ---------  ---------

    Policyholder benefits in the accompanying consolidated statements of earnings are presented net of reinsurance recoveries of $1,667 million, $1,523 million and $1,328 million for the years ended December 31, 1996, 1995 and 1994, respectively. Premiums and other receivables in the accompanying consolidated balance sheets include reinsurance recoverables of $700 million and $458 million at December 31, 1996 and 1995, respectively.

                      METROPOLITAN LIFE INSURANCE COMPANY

5. REINSURANCE AND OTHER INSURANCE TRANSACTIONS (CONTINUED)
    A contingent liability exists with respect to reinsurance ceded should the reinsurers be unable to meet their obligations.

    The Company acquired, in part through reinsurance effective in January 1995, group life, dental, disability, accidental death and dismemberment, vision and long-term care insurance businesses for $403 million, $53 million of which was paid in 1994. In January 1995, the Company received assets with a fair market value equal to the $1,565 million of liabilities assumed under the reinsurance agreements. The reinsured contracts converted to Company contracts at policy anniversary dates.

    Activity in the liability for unpaid losses and loss adjustment expenses relating to property and casualty and group accident and nonmedical health policies and contracts is summarized as follows:

YEARS ENDED DECEMBER 31 (IN MILLIONS)                        1996       1995       1994
                                                           ---------  ---------  ---------
Balance at January 1.....................................  $   3,296  $   2,670  $   2,553
  Less reinsurance recoverables..........................        214        104         88
                                                           ---------  ---------  ---------
Net balance at January 1.................................      3,082      2,566      2,465
                                                           ---------  ---------  ---------
Incurred related to:
  Current year...........................................      2,951      3,420      2,831
  Prior years............................................       (114)       (68)       (75)
                                                           ---------  ---------  ---------
Total incurred...........................................      2,837      3,352      2,756
                                                           ---------  ---------  ---------
Paid related to:
  Current year...........................................      1,998      2,053      1,887
  Prior years............................................        791        783        768
                                                           ---------  ---------  ---------
Total paid...............................................      2,789      2,836      2,655
                                                           ---------  ---------  ---------
Net balance at December 31...............................      3,130      3,082      2,566
  Plus reinsurance recoverables..........................        215        214        104
                                                           ---------  ---------  ---------
Balance at December 31...................................  $   3,345  $   3,296  $   2,670
                                                           ---------  ---------  ---------
                                                           ---------  ---------  ---------

    The Company has exposure to catastrophes, which are an inherent risk of the property and casualty insurance business and could contribute to material fluctuations in the Company's results of operations. The Company uses excess of loss and quota share reinsurance arrangements to reduce its catastrophe losses and provide diversification of risk.

6. INCOME TAXES

    Income tax expense for U.S. operations has been calculated in accordance with the provisions of the Internal Revenue Code, as amended (the "Code"). Under the Code, the amount of Federal income tax expense incurred by mutual life insurance companies includes an equity tax calculated by a prescribed formula that incorporates a differential earnings rate between stock and mutual life insurance companies.

    MetLife and its eligible subsidiaries file a consolidated U. S. income tax return and separate income tax returns as required. The Company uses the liability method of accounting for income taxes. Income tax provisions are based on income reported for financial statement purposes. Deferred income taxes arise from the recognition of temporary differences between income determined for financial reporting purposes and taxable income.

                      METROPOLITAN LIFE INSURANCE COMPANY

6. INCOME TAXES (CONTINUED)
    INCOME TAX EXPENSE (BENEFIT) OF CONTINUING OPERATIONS

                                                                             CURRENT     DEFERRED      TOTAL
                                                                           -----------  -----------  ---------
1996 (IN MILLIONS)
Federal..................................................................   $     346    $      66   $     412
State and local..........................................................          25            6          31
Foreign..................................................................          27           12          39
                                                                                -----          ---   ---------
Total....................................................................   $     398    $      84   $     482
                                                                                -----          ---   ---------
                                                                                -----          ---   ---------
1995 (IN MILLIONS)
Federal..................................................................   $     241    $      65   $     306
State and local..........................................................          52            3          55
Foreign..................................................................          22           24          46
                                                                                -----          ---   ---------
Total....................................................................   $     315    $      92   $     407
                                                                                -----          ---   ---------
                                                                                -----          ---   ---------
1994 (IN MILLIONS)
Federal..................................................................   $     443    $     (95)  $     348
State and local..........................................................          15           (5)         10
Foreign..................................................................          17            5          22
                                                                                -----          ---   ---------
Total....................................................................   $     475    $     (95)  $     380
                                                                                -----          ---   ---------
                                                                                -----          ---   ---------

    Reconciliations of the differences between income taxes of continuing operations computed at the federal statutory tax rates and consolidated provisions for income taxes are as follows:

YEARS ENDED DECEMBER 31 (IN MILLIONS)                           1996       1995       1994
                                                              ---------  ---------  ---------
Income before taxes.........................................  $   1,406  $     744  $     413
Income tax rate.............................................         35%        35%        35%
                                                              ---------  ---------  ---------
Expected income tax expense at federal statutory income tax
 rate.......................................................        492        260        145
Tax effect of:
  Tax exempt investment income..............................        (18)        (9)        (9)
  Differential earnings amount..............................         38         67        206
  State and local income taxes..............................         23         37          5
  Foreign operations........................................         (7)        25          3
  Tax credits...............................................        (15)       (15)        --
  Prior year taxes..........................................        (46)        (3)         3
  Other, net................................................         15         45         27
                                                              ---------  ---------  ---------
Income tax expense..........................................  $     482  $     407  $     380
                                                              ---------  ---------  ---------
                                                              ---------  ---------  ---------

    The deferred tax asset or liability recorded on the consolidated balance sheets represents the future tax effects of the temporary differences between the tax basis of assets and liabilities and their amounts for financial reporting. Significant components of deferred tax assets relate to policyholder liabilities and unrealized investment losses. The major items associated with deferred tax liabilities relate to policy acquisition costs, the excess of tax over financial statement depreciation, and unrealized investment gains.

    As of December 31, 1996, the net deferred tax asset includes a benefit of $18 million resulting from foreign net operating loss carryforwards from several foreign affiliates. This benefit is offset by a valuation allowance of $18 million. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred tax asset for foreign net operating loss carryforwards will not be realized. The benefit will be recognized when management believes that it is more likely than not that the deferred tax asset is realizable.

                      METROPOLITAN LIFE INSURANCE COMPANY

6. INCOME TAXES (CONTINUED)
    As of December 31, 1996, the deferred tax asset includes a benefit of $12 million resulting from U.S. tax basis net operating loss carryforwards of $34 million. Subject to statutory limitations, these carryforwards are available to offset taxable income through the year 2011.

7. EMPLOYEE BENEFIT PLANS

PENSION PLANS

    The Company has defined benefit pension plans covering all eligible employees and sales representatives of MetLife and certain of its subsidiaries. The Company is both the sponsor and administrator of these plans. Retirement benefits are based on years of credited service and final average earnings history.

    Components of the net periodic pension cost for the defined benefit qualified and nonqualified pension plans are as follows:

YEARS ENDED DECEMBER 31 (IN MILLIONS)                           1996       1995       1994
                                                              ---------  ---------  ---------
Service cost................................................  $      77  $      62  $      93
Interest cost on projected benefit obligation...............        232        222        216
Actual return on assets.....................................       (273)      (280)      (246)
Net amortization and deferrals..............................        (12)       (13)       (28)
                                                              ---------  ---------  ---------
Net periodic pension cost...................................  $      24  $      (9) $      35
                                                              ---------  ---------  ---------
                                                              ---------  ---------  ---------

    The funded status of the qualified and nonqualified defined benefit pension plans and a comparison of the accumulated benefit obligation, plan assets and projected benefit obligation are as follows:

                                                1996                        1995
                                     --------------------------  --------------------------
DECEMBER 31 (IN MILLIONS)            OVERFUNDED    UNDERFUNDED   OVERFUNDED    UNDERFUNDED
                                     -----------  -------------  -----------  -------------
Actuarial present value of
 obligations:
  Vested...........................   $   2,756     $     135     $   2,682     $     121
  Nonvested........................          38            --            43             1
                                     -----------        -----    -----------        -----
Accumulated benefit obligation.....   $   2,794     $     135     $   2,725     $     122
                                     -----------        -----    -----------        -----
                                     -----------        -----    -----------        -----
Projected benefit obligation.......   $   3,084     $     184     $   3,047     $     166
Plan assets (principally Company
 investment contracts) at contract
 value.............................       3,495           133         3,236           117
                                     -----------        -----    -----------        -----
Plan assets in excess of (less
 than) projected benefit
 obligation........................         411           (51)          189           (49)
Unrecognized prior service cost....         165            --            71            (4)
Unrecognized net (loss) gain from
 past experience different from
 that assumed......................          (5)           38           351            43
Unrecognized net asset at
 transition........................        (172)           (4)         (206)           (5)
                                     -----------        -----    -----------        -----
Prepaid (accrued) pension cost at
 December 31.......................   $     399     $     (17)    $     405     $     (15)
                                     -----------        -----    -----------        -----
                                     -----------        -----    -----------        -----

    The weighted average discount rate used in determining the actuarial present value of the projected benefit obligation ranged from 7.25 percent to 8.0 percent for 1996 and 7.25 percent to 8.5 percent for 1995. The weighted average assumed rate of increase in future compensation levels ranged from 4.0 percent to 8.0 percent in 1996 and 1995. The assumed long-term rate of return on assets used in determining the net periodic pension cost ranged from 8.0 percent to 8.5 percent in 1996 and 8.0 percent to 9.5 percent in 1995. In addition, several other factors, such as expected

                      METROPOLITAN LIFE INSURANCE COMPANY

7. EMPLOYEE BENEFIT PLANS (CONTINUED)
retirement dates and mortality, enter into the determination of the actuarial present value of the accumulated benefit obligation.

SAVINGS AND INVESTMENT PLANS

    The Company sponsors savings and investment plans available for substantially all employees under which the Company matches a portion of employee contributions. During 1996, 1995 and 1994, the Company contributed $42 million, $49 million and $53 million, respectively, to the plans.

OTHER POSTRETIREMENT BENEFITS

    The Company also provides certain postretirement health care and life insurance benefits for retired employees through insurance contracts. Substantially all of the Company's employees may, in accordance with the plans applicable to such benefits, become eligible for these benefits if they attain retirement age, with sufficient service, while working for the Company.

    The following table sets forth the postretirement health care and life insurance plans' combined status reconciled with the amount included in the Company's consolidated balance sheets.

DECEMBER 31 (IN MILLIONS)                                            1996       1995
                                                                   ---------  ---------
Accumulated postretirement benefit obligation:
  Retirees.......................................................  $   1,170  $   1,223
  Fully eligible active employees................................        135        111
  Active employees not eligible to retire........................        378        366
                                                                   ---------  ---------
    Total........................................................      1,683      1,700
Plan assets (Company insurance contracts) at contract value......        897        804
                                                                   ---------  ---------
Plan assets less than accumulated postretirement benefit
 obligation......................................................       (786)      (896)
Unrecognized net (loss) gain from past experience different from
 that assumed and from changes in assumptions....................        (20)       108
                                                                   ---------  ---------
Accrued nonpension postretirement benefit cost at December 31....  $    (806) $    (788)
                                                                   ---------  ---------
                                                                   ---------  ---------

    The components of the net periodic nonpension postretirement benefit cost are as follows:

YEARS ENDED DECEMBER 31 (IN MILLIONS)                             1996       1995       1994
                                                                ---------  ---------  ---------
Service cost..................................................  $      41  $      28  $      43
Interest cost on accumulated postretirement benefit
 obligation...................................................        127        115        122
Actual return on plan assets (Company insurance contracts)....        (58)       (63)       (56)
Net amortization and deferrals................................          2         (9)        (1)
                                                                ---------  ---------  ---------
Net periodic nonpension postretirement benefit cost...........  $     112  $      71  $     108
                                                                ---------  ---------  ---------
                                                                ---------  ---------  ---------

    The assumed health care cost trend rate used in measuring the accumulated nonpension postretirement benefit obligation was generally 9.5 percent in 1996, gradually decreasing to 5.25 percent over 12 years and 10.0 percent in 1995 decreasing to 5.25 percent over 12 years. The weighted average discount rate used in determining the accumulated postretirement benefit obligation ranged from 7.0 percent to 7.75 percent at December 31, 1996 and was 7.25 percent at December 31, 1995.

    If the health care cost trend rate assumptions were increased 1.0 percent, the accumulated postretirement benefit obligation as of December 31, 1996 would be increased 9.0 percent. The effect of this change on the sum of the service and interest cost components of the net periodic postretirement benefit cost for the year ended December 31, 1996, would be an increase of 13.0 percent.

                      METROPOLITAN LIFE INSURANCE COMPANY

8. LEASES

LEASE INCOME ON REAL ESTATE

    During 1996, 1995 and 1994, the Company received $1,658 million, $1,523 million and $1,538 million, respectively, in lease income related to its wholly owned real estate portfolio. In accordance with industry practice, certain of the Company's lease agreements with retail tenants result in income that is contingent on the level of the tenants' sales revenues. At December 31, 1996, the minimum future rental income on noncancelable operating leases for wholly owned investments in real estate is $853 million, $783 million, $695 million, $607 million and $526 million for 1997 and each of the succeeding four years, respectively, and $1,609 million thereafter.

LEASE EXPENSE

    The Company has entered into various lease agreements for office space, data processing and other equipment. Future gross minimum rental payments under noncancelable leases for 1997 and the succeeding four years are $129 million, $110 million, $91 million, $70 million and $55 million, respectively, and $74 million thereafter. Minimum future sublease rental income on these noncancelable leases is $30 million, $25 million, $32 million, $23 million and $17 million for 1997 and the succeeding four years, respectively, and $45 million thereafter.

9. DEBT

    Debt consisted of the following:

DECEMBER 31 (IN MILLIONS)                                            1996       1995
                                                                   ---------  ---------
6.300% surplus notes scheduled to mature on November 1, 2003.....  $     396  $     395
7.000% surplus notes scheduled to mature on November 1, 2005.....        248        248
7.700% surplus notes scheduled to mature on November 1, 2015.....        197        197
7.450% surplus notes scheduled to mature on November 1, 2023.....        296        296
7.875% surplus notes scheduled to mature on February 15, 2024....        148        148
7.800% surplus notes scheduled to mature on November 1, 2025.....        248        247
Mortgage debt, due 1997 through 2015, interest rates ranging from
 7.25% to 10.25%.................................................         96        187
Other............................................................        425        627
                                                                   ---------  ---------
Total long-term debt.............................................      2,054      2,345
Short-term debt..................................................      3,311      3,235
                                                                   ---------  ---------
  Total..........................................................  $   5,365  $   5,580
                                                                   ---------  ---------
                                                                   ---------  ---------

    Payments of interest and principal on the surplus notes may be made only with the prior approval of the Superintendent of Insurance of the State of New York ("Superintendent"). Subject to the prior approval of the Superintendent, the 7.45 percent surplus notes may be redeemed, as a whole or in part, at the election of the Company at any time on or after November 1, 2003.

    At December 31, 1996, aggregate maturities of the long-term debt based on required principal payments at maturity for 1997 and the succeeding four years amounted to $72 million, $22 million, $106 million, $38 million and $9 million, respectively, and $1,828 million thereafter.

    As of December 31, 1996, the Company had unused lines of credit under agreements with various banks having a principal amount of $1,821 million.

                      METROPOLITAN LIFE INSURANCE COMPANY

10. CONTINGENCIES

    Litigation seeking compensatory and/or punitive damages relating to the marketing by the Company of individual life insurance (including putative class and individual actions) has been instituted by or on behalf of policyholders and others, and additional litigation relating to the Company's life insurance marketing may be commenced in the future. In addition, an investigation into certain life insurance marketing, which was commenced by the Office of the United States Attorney for the Middle District of Florida, in conjunction with a grand jury, as early as 1994, has not been terminated.

    Numerous litigation, claims and assessments against the Company, in addition to the aforementioned, have arisen in the course of the Company's business, operations and activities. In certain of these matters, including actions with multiple plaintiffs, very large and/or indeterminate amounts, including punitive and treble damages, are sought.

    While it is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or to make a meaningful estimate of the amount or range of loss that could result from an unfavorable outcome in all such matters, it is the opinion of the Company's management that their outcome, after consideration of the provisions made in the Company's financial statements, is not likely to have a material adverse effect on the Company's financial position.

11. OTHER OPERATING COSTS AND EXPENSES

    Other operating costs and expenses consisted of the following:

YEARS ENDED DECEMBER 31 (IN MILLIONS)                      1996       1995       1994
                                                         ---------  ---------  ---------
Compensation costs.....................................  $   1,813  $   1,607  $   1,553
Commissions............................................        722        853        700
Interest and debt issue costs..........................        311        285        264
Amortization of policy acquisition costs...............        637        684        601
Capitalization of policy acquisition costs.............     (1,028)    (1,060)    (1,062)
Rent expense, net of sublease..........................        180        184        179
Restructuring charges..................................         18         88         --
Other..................................................      2,058      1,644      1,265
                                                         ---------  ---------  ---------
  Total................................................  $   4,711  $   4,285  $   3,500
                                                         ---------  ---------  ---------
                                                         ---------  ---------  ---------

    During 1996 and 1995, the Company recorded restructuring charges primarily related to the consolidation of administration and agency sales force leased office space and costs relating to workforce reductions.

12. FAIR VALUE INFORMATION

    The estimated fair value amounts of financial instruments presented below have been determined by the Company using market information available as of December 31, 1996 and 1995, and appropriate valuation methodologies. However, considerable judgment is necessarily required to interpret market data to develop the estimates of fair value for financial instruments for which there are no available market value quotations.

                      METROPOLITAN LIFE INSURANCE COMPANY

12. FAIR VALUE INFORMATION (CONTINUED)
    The estimates presented below are not necessarily indicative of the amounts the Company could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

                                                         NOTIONAL    CARRYING    ESTIMATED
DECEMBER 31, 1996 (IN MILLIONS)                           AMOUNT       VALUE    FAIR VALUE
                                                        -----------  ---------  -----------
ASSETS
  Fixed maturities....................................               $  86,361   $  86,588
  Equity securities...................................                   2,816       2,816
  Mortgage loans on real estate.......................                  18,964      19,342
  Policy loans........................................                   5,842       5,796
  Short-term investments..............................                     741         741
  Cash and cash equivalents...........................                   2,325       2,325
LIABILITIES
  Policyholder account balances.......................                  30,470      30,611
  Short- and long-term debt...........................                   5,365       5,331
OTHER FINANCIAL INSTRUMENTS
  Interest rate swaps.................................   $   1,242          --         (14)
  Interest rate caps..................................       1,946          20          14
  Foreign currency swaps..............................         207          --         (23)
  Foreign currency forwards...........................         151           3           3
  Covered call options................................          25          (2)         (2)
  Unused lines of credit..............................       1,821          --           1

DECEMBER 31, 1995 (IN MILLIONS)
ASSETS
  Fixed maturities....................................               $  87,752   $  88,227
  Equity securities...................................                   1,749       1,749
  Mortgage loans on real estate.......................                  17,216      18,161
  Policy loans........................................                   5,714       5,884
  Short-term investments..............................                   1,769       1,769
  Cash and cash equivalents...........................                   1,930       1,930
LIABILITIES
  Policyholder account balances.......................                  31,595      31,974
  Short- and long-term debt...........................                   5,580       5,594
OTHER FINANCIAL INSTRUMENTS
  Interest rate swaps.................................   $   2,031         (29)        (40)
  Interest rate caps..................................       2,711          32          15
  Foreign currency swaps..............................          89          --           4
  Foreign currency forwards...........................         121           1           1
  Covered call options................................          25          (2)         (2)
  Futures contracts...................................       1,402         (19)         --
  Unused lines of credit..............................       1,645          --           1

    For fixed maturities that are publicly traded, estimated fair value was obtained from an independent market pricing service. Publicly traded fixed maturities represented approximately 80 percent of the estimated fair value of the total fixed maturities as of December 31, 1996 and 1995. For all other bonds, estimated fair value was determined by management, based primarily on interest rates, maturity, credit quality and average life. Included in fixed maturities are loaned securities with estimated fair values of $7,293 million and $8,418 million at December 31, 1996 and 1995, respectively. Estimated fair values of equity securities were generally based on quoted market prices. Estimated fair values of mortgage loans were generally based on discounted projected cash flows using interest rates offered for loans to borrowers with comparable credit ratings and for the same maturities. Estimated fair values of policy loans were based

                      METROPOLITAN LIFE INSURANCE COMPANY

12. FAIR VALUE INFORMATION (CONTINUED)
on discounted projected cash flows using U.S. Treasury rates to approximate interest rates and Company experience to project patterns of loan accrual and repayment. For cash and cash equivalents and short-term investments, the carrying amount is a reasonable estimate of fair value.

    The fair values for policyholder account balances are estimated using discounted projected cash flows, based on interest rates being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

    The estimated fair value of short- and long-term debt was determined using rates currently available to the Company for debt with similar terms and remaining maturities.

    For interest rate and foreign currency swaps, interest rate caps, foreign currency forwards, covered call options and futures contracts, estimated fair value is the amount at which the contracts could be settled based on estimates obtained from dealers. The estimated fair values of unused lines of credit were based on fees charged to enter into similar agreements.

13. STATUTORY FINANCIAL INFORMATION

    The FASB Interpretation and the FASB Standard referred to in Note 1 required mutual life insurance companies to adopt all standards promulgated by the FASB in their general purpose financial statements. The effect (except for the adoption of SFAS No. 115 in 1994) of applying the Interpretation and the Standard is as follows:

(IN MILLIONS)

December 31, 1993, statutory surplus:
  MetLife historical.....................................................  $   6,406
  The New England historical.............................................        401
  Adjustments to conform statutory accounting policies...................       (315)
                                                                           ---------
                                                                               6,492
Adjustments to GAAP:
  Future policy benefits and policyholder account balances...............     (3,975)
  Deferred policy acquisition costs......................................      6,142
  Deferred income taxes..................................................      1,032
  Valuation of investments...............................................     (2,216)
  Statutory asset valuation reserves.....................................      1,743
  Statutory interest maintenance reserve.................................        962
  Surplus notes..........................................................       (629)
  Other, net.............................................................        (38)
                                                                           ---------
January 1, 1994, equity..................................................  $   9,513
                                                                           ---------
                                                                           ---------

                      METROPOLITAN LIFE INSURANCE COMPANY

13. STATUTORY FINANCIAL INFORMATION (CONTINUED)
    The following reconciles net change in statutory surplus and statutory surplus determined in accordance with accounting practices prescribed or permitted by insurance regulatory authorities with net earnings and equity on a GAAP basis.

YEARS ENDED DECEMBER 31 (IN MILLIONS)                       1996       1995       1994
                                                          ---------  ---------  ---------
Net change in statutory surplus:
  MetLife historical....................................  $     366  $     260  $    (102)
  The New England historical............................         --         (8)       231
  Adjustments to conform statutory accounting
    policies............................................         --        (23)       (65)
                                                          ---------  ---------  ---------
                                                                366        229         64
Adjustments to GAAP:
  Future policy benefits and policyholder account
    balances............................................       (165)       (17)      (464)
  Deferred policy acquisition costs.....................        391        376        461
  Deferred income taxes.................................        (74)       (97)        47
  Valuation of investments..............................        (84)       106        (53)
  Statutory asset valuation reserves....................        599         30        313
  Statutory interest maintenance reserve................         19        284        (58)
  Surplus notes.........................................         --       (622)      (148)
  Other, net............................................       (199)       410        (48)
                                                          ---------  ---------  ---------
Net Earnings............................................  $     853  $     699  $     114
                                                          ---------  ---------  ---------
                                                          ---------  ---------  ---------


DECEMBER 31 (IN MILLIONS)                                   1996       1995
                                                          ---------  ---------
Statutory surplus:
  MetLife historical....................................  $   7,151  $   6,564
  The New England historical............................         --        624
  Adjustments to conform statutory accounting
    policies............................................         --       (403)
                                                          ---------  ---------
                                                              7,151      6,785
Adjustments to GAAP:
  Future policy benefits and policyholder account
    balances............................................     (5,742)    (6,781)
  Deferred policy acquisition costs.....................      7,227      6,508
  Deferred income taxes.................................        264        (28)
  Valuation of investments..............................        610      3,070
  Statutory asset valuation reserves....................      2,684      2,085
  Statutory interest maintenance reserve................      1,208      1,189
  Surplus notes.........................................     (1,393)    (1,391)
  Other, net............................................        (26)       317
                                                          ---------  ---------
Equity..................................................  $  11,983  $  11,754
                                                          ---------  ---------
                                                          ---------  ---------

                             APPENDIX TO PROSPECTUS
                             OPTIONAL INCOME PLANS

    The insurance proceeds when the insured dies, or the cash surrender value payable on full surrender of a Policy or on the Final Date, instead of being paid in one lump sum, may be applied under one or more of the following income plans. Values under the income plans do not depend upon the investment experience of a separate account. The selection of an income plan can significantly affect the federal income tax consequences associated with the Policy proceeds. Owners and beneficiaries should consult with qualified tax advisers in this regard.

OPTION 1.  INTEREST INCOME

    The amount applied will earn interest which will be paid monthly. Withdrawals of at least $500 each may be made at any time by written request.

OPTION 2.  INSTALLMENT INCOME FOR A STATED PERIOD

    Monthly installment payments will be made so that the amount applied, with interest, will be paid over the period chosen (from 1 to 30 years).

OPTION 2A. INSTALLMENT INCOME OF A STATED AMOUNT

    Monthly installment payments of a chosen amount will be made until the entire amount applied, with interest, is paid.

OPTION 3.  SINGLE LIFE INCOME--GUARANTEED PAYMENT PERIOD

    Monthly payments will be made during the lifetime of the payee with a chosen guaranteed payment period of 10, 15 or 20 years.

OPTION 3A. SINGLE LIFE INCOME--GUARANTEED RETURN

    Monthly payments will be made during the lifetime of the payee. If the payee dies before the total amount applied under this plan has been paid, the remainder will be paid in one sum as a death benefit.

OPTION 4.  JOINT AND SURVIVOR LIFE INCOME

    Monthly payments will be made jointly to two persons during their lifetime and will continue during the remaining lifetime of the survivor. A total payment period of 10 years is guaranteed.

    OTHER FREQUENCIES AND PLANS. Instead of monthly payments, the owner may elect to have payments made quarterly, semiannually or annually. Other income plans may be arranged with Metropolitan Life's approval.

    CHOICE OF INCOME PLANS. See "Policy Benefits--Optional Income Plans" and "Policy Rights--Surrenders", regarding how optional income plans may be chosen. When an income plan starts, a separate contract will be issued describing the terms of the plan. Specimen contracts may be obtained from Metropolitan Life sales representatives, and reference should be made to these forms for further details.

    LIMITATIONS. If the payee is not a natural person, the choice of an income plan will be subject to Metropolitan Life's approval. A collateral assignment will modify a prior choice of income plan. The amount due the assignee will be payable in one sum and the balance will be applied under the income plan. A choice of an income plan will not become effective unless each payment under the plan would be at least $50. Income plan payments may not be assigned and, to the extent permitted by law, will not be subject to the claims of creditors.

    INCOME PLAN RATES. Amounts applied under the interest income and installment income plans will earn interest at a rate set from time to time by Metropolitan Life but never less than 3% per year. Life income payments will be based on a rate set by Metropolitan Life and in effect on the date the amount to be applied becomes payable, but never less than the minimum payments guaranteed in the Policy. Such minimum guaranteed payments are based on certain assumed mortality rates and an interest rate of 3%.

                          OPTIONAL INSURANCE BENEFITS

    Optional insurance benefit riders may be attached to a Policy, subject to certain insurance underwriting requirements and the payment of additional premiums. The yearly renewable term rider is not available in all states. Consult a sales representative registered with Metropolitan Life for more information. The riders are described in general terms below. Limitations and conditions are contained in the riders, and the description below is subject to the specific terms of the riders. A prospective purchaser may obtain a specimen Policy with riders (when available) from a Metropolitan Life sales representative. The duration, but not the amount, of rider benefits may depend on the investment experience of a separate account.

    DISABILITY WAIVER BENEFIT. This rider waives the monthly deduction (except the charge for mortality and expense risks) during the total disability of the insured if the insured is totally and continuously disabled for at least six months beginning prior to age 60. If the total disability continues without interruption to the Policy anniversary at age 65, it will be deemed permanent and all further monthly deductions will be waived as they fall due. If there has been an increase in the death benefit resulting from a request by the Policy owner and the Policy owner at the time of the increase did not request or did not qualify for this rider with respect to such increase, monthly deductions for charges related to such increase will continue to be made against the cash value of the Policy. This could result in the cash value being insufficient to cover the monthly deductions related to the increase. In such a case, the grace period and termination provisions of the Policy would apply only to such increase in death benefit. Since the monthly deduction with respect to the increase in the death benefit could reduce the cash value of the Policy to zero, it may be advantageous for the Policy owner, at the time of the total disability, to reduce the death benefit to that amount which is subject to this rider. This rider is available at issue only.

    ACCIDENTAL DEATH BENEFIT. This rider provides additional insurance equal to an amount stated in the Policy if the insured dies from an accident prior to age
70. It also provides an additional amount equal to twice the stated amount if the insured dies from an accident occurring while the insured is a fare-paying passenger on a common carrier. This rider is available at issue only.

    INTERIM TERM INSURANCE BENEFIT. This rider provides a term insurance benefit if any insured person dies on or after the date of this rider and before the Date of Policy. The single premium for this rider is due and payable on the date of this rider.

    ACCELERATED DEATH BENEFIT. This rider provides for payment of an accelerated death benefit during the lifetime of the insured if the insured is terminally ill. There is no charge for this rider. The payment under this rider may affect eligibility for benefits under state or federal law. Generally, payments under this rider should be income-tax free as amounts paid by reason of the death of the insured. Counsel and other competent advisors should be consulted to determine the effect on an individual situation.

    YEARLY RENEWABLE TERM. This rider provides annual renewable term coverage on the insured under the Policy to age 95. This rider is available at Policy issue only, although the amount of coverage under an existing rider may be decreased, or subject to evidence of insurability, increased at a later date. The amount of target premium under a Policy is not affected by the amount of term insurance coverage provided under this rider. Accordingly, the amount of the sales charge paid by the Owner may be less if coverage is purchased under this rider, rather than as part of the Policy. In addition, the amount of compensation paid by Metropolitan Life to the selling insurance agent or broker may be lower if coverage is purchased under this rider. On the other hand, the current cost of insurance rates are higher under this rider than they are under the Policy. These factors should be considered before allocating the insurance coverage between the Policy and this rider. The yearly renewable term rider generally is not available in connection with large groups.